================================================================================

                                 $6,400,000,000

                     AMENDED AND RESTATED CREDIT AGREEMENT,

                                   dated as of

                                 March 26, 1997,

                                      among

                                  VIACOM INC.,

                                  as Borrower,

                             THE BANKS NAMED HEREIN,

                                    as Banks,

                              THE BANK OF NEW YORK,

                                 CITIBANK, N.A.,

                          MORGAN GUARANTY TRUST COMPANY
                                  OF NEW YORK,

                             BANK OF AMERICA NT&SA,

                                       and

                            THE CHASE MANHATTAN BANK

                               as Managing Agents,

                              THE BANK OF NEW YORK,

                           as the Documentation Agent,

                                 CITIBANK, N.A.,

                          as the Administrative Agent,

                           JP MORGAN SECURITIES INC.,

                                       and

                             BANK OF AMERICA NT&SA,

                           as the Syndication Agents,

                         THE BANKS IDENTIFIED AS AGENTS
                         ON THE SIGNATURE PAGES HEREOF,

                                   as Agents,

                                       and

                        THE BANKS IDENTIFIED AS CO-AGENTS
                         ON THE SIGNATURE PAGES HEREOF,

                                  as Co-Agents

================================================================================

                                TABLE OF CONTENTS

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

  1.1.  Defined Terms..................................................2
  1.2.  Computation of Time Periods...................................18
  1.3.  Accounting Terms..............................................18


                                   ARTICLE II

                     AMOUNT AND TERMS OF THE REVOLVING LOANS

  2.1.  The Revolving Loans...........................................19
  2.2.  Making the Revolving Loans....................................20
  2.3.  Termination/Reduction of the Revolving Loan Commitments.......21
  2.4.  Repayment of the Revolving Loan...............................23
  2.5.  Optional Prepayments of the Revolving Loan....................23
  2.6.  Mandatory Prepayment..........................................23


                                   ARTICLE III

                                 THE TERM LOANS

  3.1.  The Term Loans................................................23
  3.2.  Making the Term Loans.........................................24
  3.3.  Repayment of Term Loans.......................................25
  3.4.  Optional Prepayments of the Term Loans........................26


                                   ARTICLE IV

                   CONVERSION, INTEREST, PAYMENTS, FEES, ETC.

  4.1.  Conversion/Continuation Option................................27
  4.2.  Interest......................................................27

  4.3.  Interest Rate Determination and Protection....................28
  4.4.  Fees..........................................................29
  4.5.  Increased Costs...............................................30
  4.6.  Illegality....................................................31
  4.7.  Capital Adequacy..............................................32
  4.8.  Payments and Computations.....................................33
  4.9.  Sharing of Payments, Etc......................................34
  4.10.  Replacement Banks............................................34


                                    ARTICLE V

                              CONDITIONS OF LENDING

  5.1.  Conditions Precedent to the Effectiveness of this Agreement...34
  5.2.  Additional Conditions Precedent to the Making of the Initial
           Loans......................................................35
  5.3.  Conditions Precedent to the Making of Each Loan...............36


                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

  6.1.  Corporate Existence; Compliance with Law......................36
  6.2.  Corporate Power; Authorization; Enforceable Obligations.......37
  6.3.  Taxes.........................................................37
  6.4.  Financial Information.........................................38
  6.5.  Litigation....................................................38
  6.6.  Margin Regulations............................................39
  6.7.  ERISA.........................................................39
  6.8.  No Defaults...................................................39
  6.9.  Investment Company Act........................................40
  6.10.  Insurance....................................................40
  6.11.  Environmental Protection.....................................40
  6.12.  Title and Liens..............................................40
  6.13.  Trademarks, Copyrights, Etc..................................40
  6.14.  FCC Licenses.................................................40
  6.15.  Disclosure...................................................41

                                   ARTICLE VII

                               FINANCIAL COVENANTS

  7.1.  Total Leverage Ratio..........................................41
  7.2.  Ratio of EBIDT to Trailing Total Cash Interest and Preferred
           Dividends..................................................42
  7.3.  Minimum Net Worth.............................................42


                                  ARTICLE VIII

                              AFFIRMATIVE COVENANTS

  8.1.  Compliance with Laws, Etc.....................................42
  8.2.  Payment of Taxes, Etc.........................................42
  8.3.  Maintenance of Insurance......................................42
  8.4.  Preservation of Corporate Existence, Etc......................43
  8.5.  Books and Access..............................................43
  8.6.  Maintenance of Properties, Etc................................43
  8.7.  Application of Proceeds.......................................43
  8.8.  Financial Statements..........................................43
  8.9.  Reporting Requirements........................................45


                                   ARTICLE IX

                               NEGATIVE COVENANTS

  9.1.  Liens, Etc....................................................47
  9.2.  Mergers.......................................................47
  9.3.  Substantial Asset Sale........................................48
  9.4.  Transactions with Affiliates..................................48
  9.5.  Margin Stock..................................................48
  9.6.  Subsidiary Indebtedness.......................................48
  9.7.  Other Restrictions on Indebtedness............................48


                                    ARTICLE X

                                EVENTS OF DEFAULT

  10.1.  Events of Default............................................49

                                   ARTICLE XI

                   THE MANAGING AGENTS AND THE FACILITY AGENTS

  11.1.  Authorization and Action.....................................51
  11.2.  Managing Agents' and Facility Agents' Reliance, Etc..........52
  11.3. The Bank of New York, Citibank, N.A., Morgan Guaranty Trust Company of New York, Bank of America NT&SA, The Chase
            Manhattan Bank and their Affiliates.......................52
  11.4.  Bank Credit Decision.........................................53
  11.5.  Determinations Under Sections 5.1, 5.2 and 5.3...............53
  11.6.  Indemnification..............................................53
  11.7.  Successor Facility Agents....................................54


                                   ARTICLE XII

                                  MISCELLANEOUS

  12.1.  Amendments, Etc..............................................55
  12.2.  Notices, Etc.................................................55
  12.3.  No Waiver; Remedies..........................................56
  12.4.  Costs; Expenses; Indemnities.................................56
  12.5.  Right of Set-Off.............................................57
  12.6.  Binding Effect...............................................58
  12.7.  Assignments and Participations; Additional Banks.............58
  12.8.  GOVERNING LAW; SEVERABILITY..................................60
  12.9.  SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.............60
  12.10.  Confidentiality.............................................61
  12.11.  Section Titles..............................................61
  12.12.  Execution in Counterparts...................................61


                                    Schedules

      Schedule I            - Lending Offices
      Schedule II           - Commitments
      Schedule 1.1          - Guarantees in Effect on the Date
                               of this Agreement

                                    Exhibits

      Exhibit A             - Form of Notice of Borrowing
      Exhibit B             - Form of VII Guarantee
      Exhibit C             - Form of Notice of Conversion or Continuation
      Exhibit D             - Form of Michael D. Fricklas Opinion
      Exhibit E             - Form of Notice of Assignment and Acceptance

            AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 26, 1997, which amends and restates the Credit Agreement, dated as of July 1, 1994, as amended (the "Existing Agreement", as amended and restated hereby, this "Agreement") among VIACOM INC., a Delaware corporation (the "Borrower"), the Bank parties hereto from time to time, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, THE BANK OF AMERICA NT&SA, as a Managing Agent and a Syndication Agent, THE CHASE MANHATTAN BANK, as a Managing Agent, JP MORGAN SECURITIES INC., as a Syndication Agent, the Banks identified as Agents on the signature pages hereof, as Agents, and the Banks identified as Co-Agents on the signature pages hereof, as Co-Agents.


                              W I T N E S S E T H:

            WHEREAS, the Borrower has previously entered into the $1,800,000,000 Credit Facility, dated as of September 29, 1994, as amended (the "$1.8 billion Credit Facility") with the banks, managing agents, documentation agent, administrative agent, syndication agents and agents identified therein;

            WHEREAS, the Borrower has also previously entered into the Subsidiary Facility (as hereinafter defined);

            WHEREAS, the Borrower has requested that the Banks amend and restate the Existing Agreement to provide for, among other things, the incorporation, restatement and refinancing of certain existing indebtedness of the Borrower and certain of its Subsidiaries under the $1.8 billion Credit Facility and the Subsidiary Facility, for payment of related transaction costs, fees and expenses, to provide support for certain commercial paper and competitive bid facilities of the Borrower and for general corporate purposes and the Banks are willing to amend and restate the Existing Agreement on the terms of this Agreement and to make funds available for such purposes, but only upon the terms and subject to the conditions contained herein; and

            WHEREAS, simultaneously herewith, the Banks, the Facility Agents (as hereinafter defined), the Managing Agents, the Agents and the Co-Agents are entering into the Subsidiary Facility (as hereinafter defined), pursuant to which the Banks will provide senior debt financing to a subsidiary of the Borrower;

            NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto hereby agree that the Existing

Agreement and the $1.8 billion Credit Facility are hereby consolidated, amended and restated in their entirety as follows:


                                    ARTICLE I

                    DEFINITIONS AND ACCOUNTING TERMS

            1.1. Defined Terms. As used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "Administrative Agent" means Citibank, N.A., in its capacity as the Administrative Agent, or any successor in such capacity.

            "Affiliate" means, as to any Person, any Subsidiary of such Person and any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of management and policies of any Person, whether through the ownership of voting securities, by contract or otherwise.

            "Agents" means each of the Banks identified as Agents on the signature pages hereof.

            "Agreement" means this Amended and Restated Credit Agreement, as modified, amended or supplemented from time to time.

            "APB 16 and 17" means Accounting Principles Board Opinions Nos. 16 and 17 as in effect at the time that any addition or adjustment required thereunder is to be made to the financial statements of a Person.

            "Applicable Eurodollar Rate Margin" shall mean on any date the percentage set forth below opposite the Credit Rating applicable to the Borrower on such date:

                  CREDIT RATING           MARGIN
                  -------------           ------

                  A-/A3 or better         0.275%
                  BBB+/Baa1               0.300%
                  BBB/Baa2                0.375%
                  BBB-/Baa3               0.425%
                  BB+/Ba1                 0.600%
                  BB/Ba2                  0.700%
                  BB-/Ba3 or lower        1.000%

; provided, however, that if the ratings assigned by S&P and Moody's shall differ, the Credit Rating shall be the rating which is the higher rating. Any change in the Credit Rating of the Borrower shall be effective to adjust the applicable Eurodollar Rate Margin as of the date such change is announced by the applicable Rating Agency.

            "Applicable Lending Office" means, with respect to each Bank, its Domestic Lending Office in the case of a Base Rate Loan, and its Eurodollar Lending Office in the case of a Eurodollar Rate Loan.

            "Arranger" means each of The Bank of New York, Citicorp Securities, Inc., JP Morgan Securities Inc., BancAmerica Securities, Inc. and Chase Securities Inc.

            "Banks" means the lenders listed on the signature pages hereof, and such other lenders as may become parties hereto from time to time pursuant to
Section 12.7.

            "Base Rate" means, for any day, a fluctuating interest rate per annum as shall be in effect for such day, which rate per annum shall be equal at all times to the higher of

            (a) the rate of interest announced publicly by the Administrative Agent in New York, New York as the Administrative Agent's base rate in effect for such day; or

            (b) the Federal Funds Rate for such day plus 1/2 of one percent per annum;

provided, however, that if the higher of the Credit Ratings assigned by S&P and Moody's to the Borrower shall be BB-/Ba3 or lower, (or, if such Credit Ratings differ by more than one level, the rating that is one rating level immediately above the lower of such ratings, shall be BB-/Ba3 or lower) then the Base Rate shall be equal at all times to the sum of (x) the higher of the foregoing rates plus (y) 1/2 of one percent per annum.

            "Base Rate Loan" means any Loan or portion thereof that bears interest with reference to the Base Rate.

            "Borrower" has the meaning specified in the recitals hereof.

            "Borrowing" means a Revolving Loan Borrowing or a Term Loan
Borrowing.

            "Business Day" means a day of the year on which banks are not required or authorized to close in New York City and, if the applicable Business Day relates to a Eurodollar Rate Loan, a day on which dealings are also carried on in Dollars in the London interbank market.

            "Capital Market Transaction" means the issuance or incurrence of any Indebtedness for borrowed money (other than borrowings hereunder) or the issuance of any Equity or other securities, excluding Commercial Paper, in each case whether by means of any public offering, private placement or incurrence of additional bank debt.

            "Capitalized Lease" means, as applied to any Person, any lease of property by such Person as lessee which should be capitalized on a balance sheet of such Person prepared in accordance with GAAP, other than leases of satellite transponders.

            "Cash Equivalents" means (i) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States government or any agency thereof, (ii) certificates of deposit, time deposits, bankers' acceptances and repurchase agreements of any commercial bank rated at least A-3 by Moody's, (iii) negotiable Eurodollar certificates of deposit and time deposits issued by a London affiliate of a U.S. commercial bank or Canadian bank qualified under the preceding clause (ii) if such affiliate's long-term debt is rated A-3 or better by Moody's and (iv) commercial paper of an issuer rated at least A-1+ by S&P or P-1 by Moody's, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of investments.

            "Co-Agents" means each of the Banks identified as Co-Agents on the signature pages hereof.

            "Code" means the Internal Revenue Code of 1986 (or any successor legislation thereto), as amended from time to time.

            "Commercial Paper" means any unsecured promissory note of the Borrower or Viacom International with a maturity at the time of issuance not exceeding nine months, exclusive of days of grace, issued by the Borrower or Viacom International pursuant to a commercial paper program of either.

            "Commitment" means, as to any Bank, such Bank's aggregate Revolving Loan Commitment and/or Term Loan Commitment and "Commitments" means, as to all of the Banks, the aggregate of the Revolving Loan Commitments and Term Loan Commitments of all the Banks.

            "Commitment Fee" has the meaning specified in Section 4.4(a).

            "Commitment Termination Date" means the earlier of (i) July 1, 2002 and (ii) the date of the earlier termination in whole of all of the Commitments pursuant to the terms hereof, including pursuant to Section 10.1.

            "Contaminant" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum derived substance or waste, or any constituent of such substance or waste, including any substance regulated under any Environmental Law.

            "Credit Rating" means the most recent rating of the long-term senior unsecured debt of the Borrower announced by Moody's or S&P or, in the event that either or both cease the issuance of debt ratings generally, such other rating agency or rating agencies agreed to by the Majority Banks.

            "Default" means any event which with the passing of time or the giving of notice or both would become an Event of Default.

            "Documentation Agent" means The Bank of New York, in its capacity as the Documentation Agent, or any successor in such capacity.

            "Dollars" and the sign "$" each mean the lawful money of the United States of America.

            "Domestic Lending Office" means, with respect to any Bank, the office of such Bank specified as its "Domestic Lending Office" opposite its name on Schedule I or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Administrative Agent.

            "Earnings from Operations" means, at any time, for the Borrower and its Subsidiaries, revenues plus equity in earnings of affiliated companies, less
(i) operating expenses, (ii) selling expenses, (iii) general and administrative expenses and (iv) depreciation and amortization expenses.

            "EBIDT" means, at any time, the Earnings from Operations of the Borrower and its Subsidiaries on a consolidated basis as set forth in the statement of operations of the Borrower and its Subsidiaries for the immediately preceding four Fiscal Quarters for which financial statements have been delivered to the Banks pursuant to Section 8.8 of this Agreement (adjusted to account for material dispositions during such four Fiscal Quarters), plus (to the extent previously deducted) (a) the sum of the following expenses of the Borrower and its Subsidiaries for such period: (i) depreciation expense; (ii) amortization expense (including all amortization expenses recognized in accordance with APB 16 and 17 but excluding (A) all other amortization of programming, production and pre-publication costs and (B) amortization of videocassettes); (iii) expenses accrued under the Incentive Plans for such period; (iv) in the event that, during such period, the Borrower or any of its Subsidiaries acquires all or substantially all of the assets or Equity of any other Person or any Equity in any other Person that is reported on an equity basis, the EBIDT of such Person, as determined in accordance with the terms of this definition, shall be included in the EBIDT of the Borrower for all Fiscal Quarters during such period; and (v) all other non-cash charges; less (b) the proportional EBIDT of the interests held by any other Person in entities fully consolidated with the Borrower and its Subsidiaries, as determined in accordance with the terms of this definition. In calculating EBIDT, any losses of UPN Network prior to December 31, 1996 shall be disregarded. In addition, for the purposes of Section 7.2 only, EBIDT shall be calculated on an actual historical basis without taking into account acquisitions or dispositions during any relevant calculation period.

            "Environmental Law" means the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. ss. 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. ss. 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss. 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. ss. 2601 et seq.), and the Occupational Safety and Health Act (29 U.S.C. ss. 651 et seq.), in each case as amended or supplemented from time to time, and any analogous future federal or present or future state or local statutes, including, without limitation, transfer of ownership notification statutes such as the New Jersey Environmental Cleanup Responsibility Act (N.J. Stat. Ann. ss. 13:1K-6 et seq.) and the Connecticut Industrial Transfer Law of 1985 (Conn. Gen. Stat. ss. 22a-134 et seq.) and the regulations promulgated pursuant thereto.

            "Environmental Liabilities and Costs" means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees, and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability, any criminal or civil statute, including any Environmental Law, Permit, order or agreement with any Governmental Authority or other Person, arising from environmental, health or safety conditions, or the Release or threatened Release of a Contaminant into the environment, resulting from the past, present or future operations of such Person or its Subsidiaries.

            "Environmental Lien" means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

            "Equity" means all shares, options, equity interests, general or limited partnership interests, joint venture interests or participations or other equivalents (regardless of how designated) of or in a corporation, partnership or other entity, whether voting or non-voting, and including, without limitation, common stock, preferred stock, purchase rights, warrants or options for any of the foregoing.

            "ERISA" means the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto) and the rules and regulations promulgated thereunder, as amended from time to time.

            "ERISA Affiliate" shall mean a corporation, partnership or other entity which is considered one employer with the Borrower under Section 4001 of ERISA or Section 414 of the Code.

            "ERISA Event" means (i) a Reportable Event with respect to a Title IV Plan; (ii) the withdrawal of the Borrower, any of its Subsidiaries or any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (iii) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under Section 4041 of ERISA; or (iv) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC.

            "Eurocurrency Liabilities" has the meaning specified in Regulation
D.

            "Eurodollar Lending Office" means, with respect to any Bank, the office of such Bank specified as its "Eurodollar Lending Office" opposite its name on Schedule I (or, if no such office is specified, its Domestic Lending Office) or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Administrative Agent.

            "Eurodollar Rate" means, for any Interest Period, the rate of interest per annum determined by the Administrative Agent to be the offered rate per annum at which deposits in Dollars appears on the Telerate Page 3750 (or any successor page) as of 11:00

A.M. (London time), or in the event such offered rate is not available from the Telerate Page, the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rates offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time), two Business Days before the first day of such Interest Period for deposit in dollars in an amount substantially equal to the aggregate Eurodollar Rate Loans to which such Interest Period relates and for a period equal to such Interest Period.

            "Eurodollar Rate Loan" means any Loan or portion thereof that bears interest at a rate determined with reference to the Eurodollar Rate.

            "Eurodollar Rate Reserve Percentage" means, for any Bank for any Interest Period, the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under Regulation D for determining the actual reserve requirement incurred by such Bank (including, without limitation, any emergency, supplemental or other marginal reserve requirement) with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

            "Event of Default" has the meaning specified in Section 10.1.

            "Facility Agents" means each of the Administrative Agent, the Documentation Agent and the Syndication Agents.

            "FCC" means the Federal Communications Commission, or any successor thereto.

            "FCC License" means, with respect to the Borrower or any of its Subsidiaries, any radio, television or other license, Permit, certificate of compliance or authorization issued by the FCC and required for the operation of its respective radio and television broadcast stations.

            "Federal Funds Rate" means, for any day, a fluctuating interest rate per annum equal for such day to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

            "Final Judgment" has the meaning specified in Section 10.1(g).

            "Fiscal Quarter" means any three month period ending March 31, June 30, September 30 or December 31 of any Fiscal Year.

            "Fiscal Year" means each twelve-month period ending December 31.

            "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time and set forth in the rules, regulations, opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession and which are applicable to the circumstances as of the date of determination.

            "GAAS" means generally accepted auditing standards in the United States of America as in effect from time to time and set forth in the rules, regulations, opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession and which are applicable to the circumstances as of the date of determination.

            "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "Guarantor Subsidiary" means Viacom International.

            "Incentive Plans" means the Borrower's Long-Term Incentive Plan and Long-Term Management Incentive Plan.

            "Indebtedness" of any Person means at any date, without duplication,
(i) all obligations of such Person for borrowed money (including, without limitation, in the case of the Borrower, the obligations of the Borrower for borrowed money under this Agreement), (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of Property or services, except as provided below, (iv) all obligations of such Person as lessee under Capitalized Leases, (v) all Indebtedness of others secured by a Lien on any Property of such Person, whether or not such Indebtedness is assumed by such Person, (vi) all Indebtedness of others directly or indirectly guaranteed or otherwise assumed by such Person, including any obligations of others endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted or sold with recourse by such Person, or in respect of which such Person is otherwise directly or indirectly liable, including, without limitation any Indebtedness in effect guaranteed by such Person through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation, or to maintain the solvency or any balance sheet or other financial condition of the obligor of such obligation, provided that Indebtedness of the Borrower and its Subsidiaries shall not include (a) guarantees in existence on the date hereof of Indebtedness of discontinued operations, and (b) guarantees of Indebtedness that are identified on Schedule 1.1 hereto and that arise from commitments in existence at September 29, 1994 (in each of cases (a) and (b), only if such guarantees are not extended by the Borrower or any of its Subsidiaries after September 29, 1994 or, in the case of any increase in commitments, only the amount of the increase in such existing commitments shall be included in Indebtedness) (vii) all obligations of such Person as issuer, customer or account party under letters of credit or bankers' acceptances that are either drawn or that back financial obligations that would otherwise be Indebtedness; provided, however, that in each of the foregoing clauses (i) through (vii), Indebtedness shall not include obligations (other than under this Agreement or the Subsidiary Facility) specifically with respect to the production, distribution and acquisition of motion pictures or other programming rights, talent or publishing rights.

            "Indemnified Liability" has the meaning specified in Section
12.4(b).

            "Indemnified Person" has the meaning specified in Section 12.4(b).

            "Initial Funding Date" means the date on which the conditions set forth in Sections 5.1, 5.2 and 5.3 are satisfied or waived and the initial Loans are made hereunder.

            "Interest Period" means, (a) in the case of Base Rate Loans, the period commencing on the date such Loans are made or on the date of conversion of such Loans from Eurodollar Rate Loans and ending on the last day of each Fiscal Quarter, and (b) in the case of Eurodollar Rate Loans, (i) initially, the period commencing on the date such Loans are made or on the date of conversion of such Loans or portions thereof from Base Rate Loans and ending one, two, three or six months thereafter, as selected by the Borrower in its Notice of Borrowing or Notice of Conversion or Continuation given to the Administrative Agent pursuant to Section 2.2, 3.2, or 4.1, as the case may be, and (ii) thereafter, if such Loans are renewed, in whole or in part, as Eurodollar Rate Loans pursuant to Section 4.1, the period commencing on the last day of the immediately preceding Interest Period therefor and ending one, two, three or six months thereafter, as selected by the Borrower in its Notice of Conversion or Continuation given to the Administrative Agent pursuant to Section 4.1, subject, however, to the following:

             (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless the result of such extension for any Eurodollar Rate Loan would be to extend such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

            (ii) any Interest Period in respect of Eurodollar Rate Loans that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

            (iii) no Interest Period may extend beyond the Commitment Termination Date;

            (iv) the Borrower may not select any Interest Period in respect of Loans in an aggregate amount less than $5,000,000; and

            (v) there shall be outstanding at any one time no more than 20 Interest Periods in the aggregate.

            "IRS" means the Internal Revenue Service, or any successor thereto.

            "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement.

            "Loan Documents" means, collectively, this Agreement, the Subsidiary Facility, the VII Guarantee and the Parent Guarantee.

            "Loan Parties" means each of the Borrower, the Subsidiary Borrower and the Guarantor Subsidiary.

            "Loans" means, collectively, the Revolving Loans and the Term Loans.

            "Majority Banks" means, at any time, Banks having at least 51% of the aggregate amount of (x) the Commitments and (y) the Subsidiary Commitments under (and as defined in) the Subsidiary Facility, taken together and voting as a single group; provided, however, that, for purposes of this definition, if the Commitment or Subsidiary Commitment of any Bank shall have been terminated, the then aggregate unpaid principal amount of Loans of such Bank hereunder and Subsidiary Loans of such Bank under (and as defined in) the Subsidiary Facility shall be deemed to be such Bank's Commitment or Subsidiary Commitment, as the case may be.

            "Managing Agents" means each of The Bank of New York, Citibank, N.A., Morgan Guaranty Trust Company of New York, Bank of America NT&SA and The Chase Manhattan Bank, acting in such capacity.

            "Margin Stock" has the meaning specified in Regulation U.

            "Material Adverse Change" means a change that has resulted or would result in a Material Adverse Effect.

            "Material Adverse Effect" means a material adverse effect on the business, financial condition, operations or Properties of the Borrower and its Subsidiaries taken as a whole.

            "Material Credit Agreement Change" means a change that has materially adversely affected or would materially adversely affect the legality, validity or enforceability of any payment obligation of the Borrower or Viacom International.

            "Material Subsidiary" of any Person means any "significant subsidiary" of such Person as defined in Regulation S-X, as amended from time to time, promulgated under the Securities Act of 1933, as amended.

            "Moody's" means Moody's Investors Service, Inc.

            "Multiemployer Plan" means a multiemployer plan, as defined in
Section 4001(a)(3) of ERISA, to which the Borrower, any of its Subsidiaries or any ERISA Affiliate is making, is obligated to make, has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

            "NAI" means National Amusements, Inc., a Maryland corporation.

            "Net Cash Proceeds" means:

            (a) in reference to asset sales, proceeds in cash as and when received by the Borrower or any of its Subsidiaries (including cash paid in respect of any Indebtedness received) from the sale by the Borrower or any of its Subsidiaries to any Person (other than the Borrower or any of its wholly owned Subsidiaries) of any asset outside of the ordinary course of business (including, without limitation, the sale of any facility, division, plant or other real property or interest in real property), net of the direct costs relating to such sale, including, without limitation, (i) legal, accounting and investment banking fees and sale commissions, (ii) taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements in each case arising directly from such sale), (iii) amounts required to be applied to the repayment of Indebtedness relating to the asset that is the subject of such sale and not otherwise provided for by the terms of such sale, and (iv) reasonable reserves for purchase price adjustments; and

            (b) in reference to Capital Market Transactions by any Person, the proceeds in cash received from such Capital Market Transactions, net of all issuance costs.

For purposes of this definition, proceeds received by any Subsidiary of the Borrower other than a wholly owned Subsidiary shall be deemed to be Net Cash Proceeds received by the Borrower only in an amount proportionate to the equity ownership interest of the Borrower in the Subsidiary receiving such proceeds.

            "Net Worth" means, at any time, as to the Borrower and its Subsidiaries on a consolidated basis (determined in accordance with GAAP), the excess of total assets over (i) total liabilities as shown on the Borrower's then most recent consolidated balance sheet and (ii) preferred stock that is either exchangeable into debt or is non-perpetual.

            "Notice of Assignment and Acceptance" has the meaning specified in
Section 12.7(a).

            "Notice of Borrowing" means a notice of the Borrower substantially in the form of Exhibit A hereto specifying therein (i) the date of the proposed Borrowing, (ii) the aggregate amount of such proposed Borrowing, (iii) the amount thereof, if any, requested to be Eurodollar Rate Loans, (iv) the initial Interest Period or Interest Periods for any such Eurodollar Rate Loans and (v) whether such Borrowing is to be a Short-Term Loan Borrowing, a Revolving Loan Borrowing or a Term Loan Borrowing.

            "Notice of Conversion or Continuation" has the meaning specified in
Section 4.1.

            "Original Funding Date" means the "Initial Funding Date," as defined in the Existing Agreement.

            "Parent Guarantee" means the guarantee by the Borrower of the obligations of Viacom International pursuant to the Subsidiary Facility, substantially in the form of Exhibit C to the Subsidiary Facility.

            "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

            "Pension Plan" means an employee pension benefit plan, as defined in
Section 3(2) of ERISA (other than a Multiemployer Plan), which is not an individual account plan, as defined in Section 3(34) of ERISA, and which the Borrower, any of its Subsidiaries or any ERISA Affiliate now or in the future maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

            "Permit" means any permit, approval, authorization, license, variance or permission required from a Governmental Authority under an applicable Requirement of Law.

            "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or Governmental Authority.

            "Plan" shall mean an employee benefit plan as defined in Section 3(3) of ERISA which is maintained or contributed to by the Borrower or an ERISA Affiliate.

            "Property" means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible, including, without limitation, the right to use, transmit, display, license or otherwise temporarily or permanently benefit from the possession of, control of or access to any film, television program, trademark, trade name, copyright, service mark or any other type of intellectual or intangible property.

            "Qualified Plan" means an employee pension benefit plan, as defined in Section 3(2) of ERISA, which is intended to be tax-qualified under Section 401(a) of the Code, and which the Borrower, any of its Subsidiaries or any ERISA Affiliate now or in the future maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

            "Ratable Portion" means, with respect to any Bank, (i) with respect to the Revolving Loans and the Term Loans, respectively, the percentage obtained by dividing the amount of such Bank's Revolving Loan Commitment or Term Loan Commitment, as the case may be, by the aggregate amount of all of such Revolving Loan Commitments or Term Loan Commitments of all the Banks, respectively, and
(ii) with respect to the aggregate amount of all Commitments, the percentage obtained by dividing the aggregate Commitment of such Bank by the aggregate amount of all Commitments of all the Banks.

            "Reference Banks" means The Bank of New York, Citibank, N.A., The Chase Manhattan Bank, Morgan Guaranty Trust Company of New York and Bank of America NT&SA.

            "Register" has the meaning specified in Section 12.7(g) hereof.

            "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System (or any successor thereto), as in effect from time to time, or any successor thereto.

            "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System (or any successor thereto), as in effect from time to time, or any successor thereto.

            "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System (or any successor thereto), as in effect from time to time, or any successor thereto.

            "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System (or any successor thereto), as in effect from time to time, or any successor thereto.

            "Release" means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, disbursal, leaching or migration into the indoor or outdoor environment or into or out of any property owned by such Person, including the movement of Contaminants through or in the air, soil, surface water, ground water or property.

            "Remedial Action" means all actions required to (i) clean up, remove, treat or in any other way address Contaminants in the indoor or outdoor environment, (ii) prevent the Release or threat of Release or minimize the further Release of Contaminants so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, or
(iii) perform pre-remedial studies and investigations and post-remedial monitoring and care.

            "Reportable Event" means any of the events described in Section 4043(b)(1), (2), (3), (5), (6), (8) or (9) of ERISA.

            "Requirements of Law" means all federal, state and local laws, rules, regulations, orders, decrees or other determinations of an arbitrator, court or other Governmental Authority, including the requirements of ERISA and Environmental Law.

            "Responsible Financial Officer" means the chief financial officer, treasurer, assistant treasurer, controller, secretary, assistant secretary or other officer of the Borrower listed in the certificate delivered to the Managing Agents pursuant to Section 5.1(c) or otherwise notified to the Administrative Agent as being authorized to execute documents and certificates and otherwise act on behalf of the Borrower in connection with financial matters arising under this Agreement or any other Loan Document.

            "Responsible Officer" of any Person means any of the officers of such Person listed in the certificate delivered to the Managing Agents pursuant to Section 5.1(c) or otherwise notified to the Administrative Agent as being authorized to execute and deliver documents and certificates and otherwise act on behalf of such Person in all matters (other than financial matters) arising under this Agreement or any other Loan Document.

            "Revolving Loan" means a Loan made to the Borrower pursuant to
Section 2.1.

            "Revolving Loan Borrowing" means a borrowing by the Borrower consisting of Revolving Loans made on the same day by the Banks ratably according to their respective Revolving Loan Commitments.

            "Revolving Loan Commitment" has the meaning specified in
Section 2.1(a).

            "S&P" means Standard & Poor's Ratings Group.

            "Scheduled Revolving Loan Commitment Reduction Date" has the meaning specified in Section 2.3(b).

            "Single-Employer Plan" shall mean a single-employer plan as defined in section 4001(a)(15) of ERISA which is subject to the provisions of Title IV of ERISA.

            "Subsidiary" means, with respect to any Person, any corporation, partnership or other business entity of which more than 50% of the outstanding Equity having ordinary voting power to elect a majority of the board of directors of such entity (irrespective of whether, at the time, Equity of any other class or classes of such entity shall have or might have voting power by reason of the happening of any contingency) is, or of which more than 50% of the interests in which are, at the time, directly or indirectly, owned by such Person and/or one or more Subsidiaries of such Person.

            "Subsidiary Borrower" means Viacom International, as borrower under the Subsidiary Facility.

            "Subsidiary Facility" means the Amended and Restated VII Credit Agreement, dated as of the date hereof, among Viacom International, the banks parties thereto, The Bank of New York, Citibank, N.A., Morgan Guaranty Trust Company of New York, Bank of America NT&SA and The Chase Manhattan Bank, as Managing Agents, The Bank of New York, as Documentation Agent, Citibank, N.A., as the Administrative Agent, JP Morgan Securities Inc. and Bank of America NT&SA, as the Syndication Agents, the banks identified as Agents on the signature pages thereof, as Agents, and the banks identified as Co-agents on the signature pages thereof, as Co-Agents.

            "Syndication Agents" means each of JP Morgan Securities Inc. and Bank of America NT&SA acting in such capacity, or any successor in such capacity.

            "Tax Affiliate" means, as to any Person, (i) any Subsidiary of such Person, or (ii) any Affiliate of such Person with which such Person files or is required to file consolidated, combined or unitary tax returns.

            "Tax Sharing Agreement" means the Income Tax Agreement, dated as of August 15, 1987, as amended, among NAI, the Borrower and Viacom International.

            "Term Loan" means a Loan made to the Borrower pursuant to Section
3.1.

            "Term Loan Borrowing" means a borrowing by the Borrower consisting of Term Loans made on the same day by the Banks ratably according to their respective Term Loan Commitments.

            "Term Loan Commitment" has the meaning specified in Section 3.1(a).

            "Title IV Plan" means a Pension Plan, other than a Multiemployer Plan, which is covered by Title IV of ERISA.

            "Total Cash Interest and Preferred Dividends" means, for any period, the sum of the following amounts: (i) the cash interest expense incurred by the Borrower and its Subsidiaries during the preceding four Fiscal Quarters with respect to the aggregate amount of all Indebtedness outstanding during such period plus (ii) the cash dividends paid by the Borrower and its Subsidiaries to Persons other than the Borrower and its wholly owned Subsidiaries during such four Fiscal Quarters with respect to preferred stock.

            "Total Debt" of the Borrower and its Subsidiaries means, on any date, the total outstanding Indebtedness of the Borrower and its Subsidiaries on a consolidated basis; provided that for purposes of calculating the Total Leverage Ratio, Total Debt shall be reduced by 65% of cash, Cash Equivalents and short-term investments held by the Borrower and its Subsidiaries on a consolidated basis.

            "Total Leverage Ratio" means the consolidated ratio of Total Debt to EBIDT as to the Borrower.

            "UPN Network" means United Paramount Network.

            "Viacom International" means Viacom International Inc., a Delaware corporation and a wholly owned subsidiary of the Borrower.

            "VII Guarantee" means the guarantee by Viacom International of the obligations of the Borrower pursuant to this Agreement, substantially in the form of Exhibit B hereto.

            "Withdrawal Liability" means, as to any Person, at any time, the aggregate amount of the liabilities, if any, of such Person pursuant to Section 4201 of ERISA.

            1.2. Computation of Time Periods. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including".

            1.3. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

            The parties hereto agree, however, that in the event that any change in accounting principles from those used in the preparation of the financial statements referred to in Section 6.4(a) is hereafter occasioned by the promulgation of rules, regulations, pronouncements, opinions and statements by or required by the Financial Accounting Standards Board or Accounting Principles Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) and such change materially affects the calculation of any component of any financial covenant, standard or term contained in this Agreement, the Managing Agents and the Borrower shall negotiate in good faith to amend such financial covenants, standards or terms found in this Agreement (other than in respect of financial statements to be delivered hereunder) so that, upon adoption of such changes, the criteria for evaluation of the Borrower's and its Subsidiaries' financial condition shall be the same after such change as if such change had not been made; provided, however, that (i) any such amendments shall not become effective for purposes of this Agreement unless approved by the Majority Banks and (ii) if the Borrower and the Majority Banks cannot agree on such an amendment, then the calculations under such financial covenants, standards or terms shall continue to be computed without giving effect to such change in accounting principles.


                                   ARTICLE II

                     AMOUNT AND TERMS OF THE REVOLVING LOANS

            2.1. The Revolving Loans. (a) The Revolving Loans. On the terms and subject to the conditions contained in this Agreement, each Bank severally agrees to make (or continue) Revolving Loans to the Borrower from time to time on any Business Day during the period from the Initial Funding Date until the Commitment Termination Date in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such Bank's name on Schedule II as its "Revolving Loan Commitment" (as adjusted from time to time by reason of assignments in accordance with the provisions of Section 12.7 and as such amount may be reduced pursuant to Section 2.3 such Bank's "Revolving Loan Commitment"); provided, however, that, following the making of each such proposed Revolving Loan, the aggregate amount of all Revolving Loans, together with the aggregate face amount of Commercial Paper outstanding, shall not exceed the aggregate amount of the Revolving Loan Commitment of the Banks at such time. Within the limits of each Bank's Revolving Loan Commitment, amounts borrowed under this
Section 2.1(a) and prepaid pursuant to Section 2.5 may be reborrowed under this
Section 2.1(a).

            (b) Evidence of Debt. (i) Each Bank shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness to such Bank resulting from each Revolving Loan made by such Bank to the Borrower from time to time, including the amounts of principal and interest payable and paid to such Bank from time to time hereunder.

            (ii) The Register maintained by the Administrative Agent pursuant to
Section 12.7(g) shall include a "Revolving Loan contract control account" for each Bank, in which account shall be recorded (A) the date and amount of each Revolving Loan Borrowing hereunder, (B) the amount and type of each Bank's Revolving Loan comprising such Borrowing and any Interest Period applicable thereto, (C) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Bank with respect to each such Revolving Loan hereunder and (D) the amount of any sum received by the Administrative Agent from the Borrower with respect to such Revolving Loans hereunder and each Bank's Ratable Portion thereof.

            (iii) The entries made in the Register in respect of the Revolving Loans shall be conclusive and binding for all purposes, absent manifest error.

            2.2. Making the Revolving Loans. (a) Each Revolving Loan Borrowing shall be made upon receipt of a Notice of Borrowing, given by the Borrower to the Administrative Agent not later than (i) 9:30 A.M. (New York City time) on the Business Day of the proposed Revolving Loan Borrowing, in the event such Revolving Loan Borrowing is to be comprised of Base Rate Loans, and (ii) 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Revolving Loan Borrowing, in the event such Revolving Loan Borrowing is to be comprised of Eurodollar Rate Loans.

            (b) The Administrative Agent shall give to each Bank prompt notice (but in any event on the same day) of its receipt of a Notice of Borrowing in respect of Revolving Loans and, if Eurodollar Rate Loans are properly requested in such Notice of Borrowing, upon its determination thereof, notice of the applicable interest rate under Section 4.3(b). Each Bank shall, before 11:00 A.M. (or in the case of a Revolving Loan Borrowing being made on the same day, before 12:00 noon) (New York City time) on the date of the proposed Revolving Loan Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at its address referred to in Section 12.2, in immediately available funds, such Bank's Ratable Portion of such proposed Revolving Loan Borrowing. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article V, the Administrative Agent will make such funds available to the Borrower at the Administrative Agent's aforesaid address.

            (c) Each Revolving Loan Borrowing pursuant to this Section 2.2 shall be in an aggregate amount of not less than $5,000,000 or an integral multiple of $5,000,000 in excess thereof.

            (d) Each Notice of Borrowing pursuant to this Section 2.2 shall be irrevocable and binding on the Borrower. In the case of any proposed Revolving Loan Borrowing comprised of Eurodollar Rate Loans, the Borrower shall indemnify each Bank against any loss, cost or expense incurred by such Bank as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such proposed Borrowing the applicable conditions set forth in
Article V, including, without limitation, any loss (excluding loss of the margin payable in accordance with Section 4.2 on the amount of principal not borrowed as a result of such failure), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund any Eurodollar Rate Loan to be made by such Bank as part of such proposed Revolving Loan Borrowing when such Eurodollar Rate Loan, as a result of such failure, is not made on such date.

            (e) Unless the Administrative Agent shall have received notice from a Bank prior to the date of any proposed Revolving Loan Borrowing pursuant to this Section 2.2 that such Bank will not make available to the Administrative Agent such Bank's Ratable Portion of such Revolving Loan Borrowing, the Administrative Agent may assume that such Bank has made such Ratable Portion available to the Administrative Agent on the date of such Revolving Loan Borrowing in accordance with this Section 2.2 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such Ratable Portion available to the Administrative Agent and the Administrative Agent has so made available such amount, such Bank and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to the Revolving Loan comprising such Revolving Loan Borrowing and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Revolving Loan as part of such Borrowing for purposes of this Agreement. If the Borrower shall repay to the Administrative Agent such corresponding amount, such payment shall not relieve such Bank of any obligation it may have to the Borrower hereunder.

            (f) The failure of any Bank to make the Revolving Loan to be made by it as part of any Revolving Loan Borrowing pursuant to this Section 2.2 shall not relieve any other Bank of its obligation, if any, hereunder to make its Revolving Loan on the date of such Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Revolving Loan to be made by such other Bank on the date of any such Revolving Loan Borrowing.

            2.3. Termination/Reduction of the Revolving Loan Commitments. (a) Scheduled Reductions. The Revolving Loan Commitment of each Bank shall be automatically reduced on each date specified in column (x) below (each such date, a "Scheduled Revolving Loan Commitment Reduction Date") by an amount equal to such Bank's Ratable Portion of the amount specified in column (y) below opposite such date:


                     (x)                       (y)
             Scheduled Revolving            Amounts of
               Loan Commitment             Reduction of
               Reduction Date            Loan Commitments
               --------------            ----------------
                  July 1, 1998             211,538,000
               October 1, 1998             211,538,000
               January 1, 1999             211,538,000

                      (x)                      (y)
              Scheduled Revolving           Amounts of
                Loan Commitment            Reduction of
                Reduction Date           Loan Commitments
                --------------           ----------------
                 April 1, 1999             211,538,000
                  July 1, 1999             211,538,000
               October 1, 1999             211,538,000
               January 1, 2000             317,308,000
                 April 1, 2000             317,308,000
                  July 1, 2000             317,308,000
               October 1, 2000             317,308,000
               January 1, 2001             370,192,000
                 April 1, 2001             370,192,000
                  July 1, 2001             370,192,000
               October 1, 2001             370,192,000
               January 1, 2002             493,590,000
                 April 1, 2002             493,590,000
                  July 1, 2002             493,592,000

            The amounts under (y) shall be adjusted in the amounts and in the manner required under Section 2.3(b).

            (b) Optional Reductions. The Borrower shall have the right, upon at least three Business Days' prior notice to the Administrative Agent, to terminate in whole or permanently reduce ratably in part the unused portions of the respective Revolving Loan Commitments of the Banks; provided, however, that each partial reduction shall be in the aggregate amount of not less than $5,000,000 or an integral multiple of $5,000,000 in excess thereof; and provided further, however, that if any such optional reduction of the Revolving Loan Commitment that is made at the Borrower's option as a result of the receipt by the Borrower of Net Cash Proceeds of asset sales or Capital Market Transactions shall be made (a) 50% in order of scheduled commitment reductions, and (b) 50% pro rata among all remaining scheduled commitment reductions applicable to the Revolving Loan Commitment; except as provided in the second proviso above, optional reductions may be allocated against Scheduled Revolving Loan Commitment Reduction Dates in any manner requested by the Borrower.

            (c) Payment of Commitment Fee. Simultaneously with any termination or reduction of the Revolving Loan Commitments pursuant to this Section 2.3, the Borrower shall pay to the Administrative Agent for the account of each Bank the applicable Commitment Fee, if any, on the amount of the Revolving Loan Commitments so terminated or reduced and owed to such Bank through the date of such termination or reduction.

            2.4. Repayment of the Revolving Loan. The Borrower shall repay the outstanding principal amount of the Revolving Loan (together with all accrued but unpaid interest thereon) in full on the Commitment Termination Date.

            2.5. Optional Prepayments of the Revolving Loan. The Borrower may, upon at least three Business Days' prior notice (or at least one Business Day's prior notice in the case of Base Rate Loans), to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding principal amount of the Revolving Loan comprising a part of the same Revolving Loan Borrowing, in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that the Borrower shall indemnify the Banks pursuant to Section 12.4(c) in the event that any prepayment of any Eurodollar Rate Loans shall be made on a day other than the last day of an Interest Period for such Loans; and provided further, however, that each partial prepayment permitted under this Section 2.5 shall be in an aggregate amount not less than $5,000,000 or integral multiples of $1,000,000 in excess thereof.

            2.6. Mandatory Prepayment. The Borrower shall prepay Revolving Loans to the extent necessary to ensure that (i) the aggregate amount of all Revolving Loans outstanding will not at any time exceed the Revolving Loan Commitments of the Banks and (ii) the aggregate amount of all Revolving Loans outstanding, together with the aggregate face amount of Commercial Paper outstanding, will not at any time exceed the aggregate amount of the Revolving Loan Commitments of the Banks. Any prepayments required to assure that the aggregate unused amount of the Revolving Loan Commitments is not less than the face amount of outstanding Commercial Paper shall be applied to the Revolving Loans.


                                   ARTICLE III

                                 THE TERM LOANS

            3.1. The Term Loans. (a) The Term Loans. On the terms and subject to the conditions contained in this Agreement, each Bank severally agrees to make (or continue) a Term Loan to the Borrower on the Initial Funding Date in an amount not to exceed the amount set forth opposite such Bank's name on Schedule II as its "Term Loan Commitment" (as adjusted from time to time by reason of assignments in accordance with the provisions of Section 12.7 and as such amount may be reduced pursuant to Section 3.3, such Bank's "Term Loan Commitment").

            (b) Evidence of Debt. (i) Each Bank shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness to such Bank resulting from the Term Loan made by such Bank to the Borrower, including the amounts of principal and interest payable and paid to such Bank from time to time hereunder.

            (ii) The Register maintained by the Administrative Agent pursuant to
Section 12.7(g) shall include a "Term Loan contract control account" for each Bank, in which account shall be recorded (A) the date and amount of any Term Loan Borrowing hereunder, (B) the amount and type of each Bank's Term Loan comprising such Borrowing and any Interest Period applicable thereto, (C) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Bank with respect to each such Term Loan hereunder and
(D) the amount of any sum received by the Administrative Agent from the Borrower with respect to such Term Loans hereunder and each Bank's Ratable Portion thereof.

            (iii) The entries made in the Register in respect of Term Loans shall be conclusive and binding for all purposes, absent manifest error.

            3.2. Making the Term Loans. (a) The Term Loan Borrowing shall be made upon receipt of a Notice of Borrowing, given by the Borrower to the Administrative Agent not later than (i) 9:30 A.M. (New York City time) on the Initial Funding Date, in the event the Term Loan Borrowing is to be comprised of Base Rate Loans, and (ii) 11:00 A.M. (New York City time) on the third Business Day prior to the Initial Funding Date, in the event the Term Loan Borrowing is to be comprised of Eurodollar Rate Loans.

            (b) The Administrative Agent shall give to each Bank prompt notice (but in any event on the same day) of its receipt of a Notice of Borrowing in respect of Term Loans and, if Eurodollar Rate Loans are properly requested in such Notice of Borrowing, upon its determination thereof, notice of the applicable interest rate under Section 4.3(b). Each Bank shall, before 11:00 A.M. (or in the case of a Term Loan Borrowing being made on the same day, before 12:00 noon) (New York City time) on the date of the proposed Term Loan Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at its address referred to in Section 12.2, in immediately available funds, such Bank's Ratable Portion of such proposed Term Loan Borrowing. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article V, the Administrative Agent will make such funds available to the Borrower at the Administrative Agent's above-referenced address.

            (c) The Notice of Borrowing shall be irrevocable and binding on the Borrower. In the case of a proposed Term Loan Borrowing comprised of Eurodollar Rate

Loans, the Borrower shall indemnify each Bank against any loss, cost or expense incurred by such Bank as a result of any failure to fulfill on or before the date specified in the Notice of Borrowing the applicable conditions set forth in
Article V, including, without limitation, any loss (excluding loss of the margin payable in accordance with Section 4.2 on the amount of principal not borrowed as a result of such failure), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund the Eurodollar Rate Loan to be made by such Bank as part of the proposed Term Loan Borrowing when such Eurodollar Rate Loan, as a result of such failure, is not made on such date.

            (d) Unless the Administrative Agent shall have received notice from a Bank prior to the date of the proposed Term Loan Borrowing that such Bank will not make available to the Administrative Agent such Bank's Ratable Portion of the Term Loan Borrowing, the Administrative Agent may assume that such Bank has made such Ratable Portion available to the Administrative Agent on the date of the Term Loan Borrowing in accordance with this Section 3.2 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such Ratable Portion available to the Administrative Agent and the Administrative Agent has so made available such amount, such Bank and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to the Term Loans comprising the Term Loan Borrowing and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Term Loan as part of such Borrowing for purposes of this Agreement. If the Borrower shall repay to the Administrative Agent such corresponding amount, such payment shall not relieve such Bank of any obligation it may have to the Borrower hereunder.

            (e) The failure of any Bank to make its Term Loan shall not relieve any other Bank of its obligation, if any, hereunder to make its Term Loan on the date of such Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Term Loan to be made by such other Bank.

            3.3. Repayment of Term Loans. The principal amount of the Term Loan of each Bank shall be payable in quarterly installments on January 1, April 1, July 1 and October 1 of each year, commencing July 1, 1998, and ending on April 1, 2002, in an amount equal to such Bank's Ratable Portion of the quarterly amounts set forth in column (y) below opposite the period specified in column
(x) during which such date occurs:

                      (x)                       (y)
                                     Required Quarterly Amounts
                    Quarter            of Term Loan Reductions
                    -------            -----------------------
                  July 1, 1998              38,462,000
               October 1, 1998              38,462,000
               January 1, 1999              38,462,000
                 April 1, 1999              38,462,000
                  July 1, 1999              38,462,000
               October 1, 1999              38,462,000
               January 1, 2000              57,692,000
                 April 1, 2000              57,692,000
                  July 1, 2000              57,692,000
               October 1, 2000              57,692,000
               January 1, 2001              67,308,000
                 April 1, 2001              67,308,000
                  July 1, 2001              67,308,000
               October 1, 2001              67,308,000
               January 1, 2002              89,744,000
                 April 1, 2002              79,484,000

The amounts under (y) shall be adjusted in the amounts and in the manner required under Section 3.4.
 .
            3.4. Optional Prepayments of the Term Loans. The Borrower may, upon at least three Business Days' prior notice (or at least one Business Day's prior notice in the case of Base Rate Loans) to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding principal amount of the Term Loans, in whole or in part, together with accrued interest to the date of such prepayment; provided, however, that the Borrower shall indemnify the Banks pursuant to Section 12.4(c) in the event that any prepayment of any Eurodollar Rate Loans shall be made on a day other than the last day of an Interest Period for such Loans. Amounts borrowed under Section 3.1(a) and prepaid pursuant to this Section 4.4 may not be reborrowed. Any such prepayment of the Term Loans that is made at the Borrower's option as a result of the receipt by the Borrower of Net Cash Proceeds of asset sales or Capital Market Transactions shall be applied (a) 50% in order of maturity, and (b) 50% pro rata among all remaining maturities applicable to the Term Loan Commitment; any other prepayment made at the Borrower's option may be allocated among remaining maturities in any manner requested by the Borrower. Upon any prepayment of the Term Loans, the Term Loan Commitment shall be reduced by the amount of any such prepayment.

                                   ARTICLE IV

                   CONVERSION, INTEREST, PAYMENTS, FEES, ETC.

            4.1. Conversion/Continuation Option. The Borrower may elect (i) at any time to convert Base Rate Loans or any portion thereof to Eurodollar Rate Loans or (ii) at the end of any Interest Period with respect thereto, to convert Eurodollar Rate Loans or any portion thereof into Base Rate Loans, or to continue such Eurodollar Rate Loans or any portion thereof as Eurodollar Rate Loans for an additional Interest Period; provided, however, that the aggregate of the Eurodollar Rate Loans of the Borrower so converted or so continued for each Interest Period must be in the amount of $5,000,000 or an integral multiple of $5,000,000 in excess thereof. Each such election shall be in substantially the form of Exhibit C hereto (a "Notice of Conversion or Continuation") and shall be made by giving the Administrative Agent at least one Business Day's, in the case of a conversion to a Base Rate Loan, and three Business Days', in the case of a conversion to or a continuation of a Eurodollar Rate Loan, prior written notice thereof specifying (A) the amount and type of conversion or continuation, (B) in the case of a conversion to or a continuation of Eurodollar Rate Loans, the Interest Period therefor, and (C) in the case of a conversion the date of conversion (which date shall be a Business Day and, if a conversion from a Eurodollar Rate Loan, shall also be the last day of the Interest Period therefor). The Administrative Agent shall promptly (but in any event on the same day) notify each Bank of its receipt of a Notice of Conversion or Continuation and of the contents thereof. Notwithstanding the foregoing, no conversion in whole or in part of Base Rate Loans to Eurodollar Rate Loans, and no continuation in whole or in part of Eurodollar Rate Loans upon the expiration of any Interest Period therefor, shall be permitted at any time at which an Event of Default shall have occurred and be continuing. If, within the time period required under the terms of this Section 4.1, the Administrative Agent does not receive a Notice of Conversion or Continuation from the Borrower containing an election to continue all or any portion of the Eurodollar Rate Loans for an additional Interest Period or to convert all or any portion of such Loans, then, upon the expiration of the Interest Period therefor, such Loans or the portions thereof for which an election to continue or convert has not been made will be automatically converted to Base Rate Loans. Each Notice of Conversion or Continuation shall be irrevocable.

            4.2. Interest. The Borrower shall pay interest on the unpaid principal amount of each Loan from the date thereof until the principal amount thereof shall be paid in full, at the following rates per annum:

            (a) Base Rate Loans. For Base Rate Loans, at a rate per annum equal at all times to the Base Rate in effect from time to time, payable quarterly in arrears on the last day of each September, December, March and June, on the

      Commitment Termination Date and on the date any Base Rate Loan is converted or paid in full.

            (b) Eurodollar Rate Loans. For Eurodollar Rate Loans, at a rate per annum equal at all times during the applicable Interest Period for each Eurodollar Rate Loan to the sum of the Eurodollar Rate for such Interest Period plus the Applicable Eurodollar Rate Margin, payable in arrears (i) on the last day of such Interest Period and (ii) if such Interest Period has a duration of more than three months, on each day during such Interest Period that occurs every three months from the first day of such Interest Period.

            (c) Default Rate of Interest. If any amount of principal of any Loan is not paid when due, whether at stated maturity, by acceleration or otherwise, the interest rate applicable to any such amount shall be increased by 2.00% per annum, payable on demand, and if any interest, fee or other amount payable hereunder is not paid when due, such amount shall bear interest at a rate per annum equal at all times to the Base Rate in effect from time to time plus 2% per annum payable on demand.

            4.3. Interest Rate Determination and Protection. (a) In the event that the Eurodollar Rate is not available from the Telerate Page, the Eurodollar Rate for each Interest Period for Eurodollar Rate Loans shall be determined by the Administrative Agent on the basis of applicable rates furnished to and received by the Administrative Agent from the Reference Banks two Business Days before such Interest Period. Each Reference Bank agrees to furnish to the Administrative Agent timely information for the purpose of determining each Eurodollar Rate. If any of the Reference Banks shall not furnish such timely information to the Administrative Agent for the purpose of determining any such interest rate, the Administrative Agent shall determine such interest rate on the basis of timely information furnished by the other Reference Bank or Reference Banks.

            (b) The Administrative Agent shall give prompt notice to the Borrower and the Banks of the applicable interest rate determined by the Administrative Agent for purposes of Section 4.2(a) or (b), and the applicable rate, if any, furnished by each Reference Bank for the purpose of determining the applicable interest rate under Section 4.2(b).

            (c) If, with respect to Eurodollar Rate Loans, the Majority Banks determine in good faith and notify the Administrative Agent that the Eurodollar Rate for any Interest Period will not adequately reflect the cost to such Banks of making such Loans or funding or maintaining their respective Eurodollar Rate Loans for such Interest

Period, the Administrative Agent shall forthwith so notify the Borrower and the Banks, whereupon

            (i) each Eurodollar Rate Loan will automatically, on the last day of the then existing Interest Period therefor, convert into a Base Rate Loan unless the Majority Banks notify the Administrative Agent that the circumstances causing such conversion no longer exist and the Borrower delivers a timely Notice of Conversion or Continuation with respect to such Loans; and

            (ii) the obligations of the Banks to make Eurodollar Rate Loans or to convert Loans into Eurodollar Rate Loans shall be suspended until the Administrative Agent shall notify the Borrower and the Banks that the circumstances causing such suspension no longer exist.

            4.4. Fees. (a) The Borrower will pay on the last day of each Fiscal Quarter to each of the Banks quarterly in arrears a fee (the "Commitment Fee") accruing from the Original Funding Date to the Initial Funding Date at the rate and to the Banks as provided for in the Existing Agreement and accruing thereafter, in the case of each Bank listed on the signature pages hereof, and from any later effective date of the assignment pursuant to which it became a Bank, in the case of each other Bank, until the Commitment Termination Date, on such Bank's aggregate average daily unused Commitment as in effect from time to time at the rate set forth below opposite the Credit Rating applicable to the Borrower on such date:

               CREDIT RATING        COMMITMENT FEE

               A-/A3 or better            0.1000%
               BBB+/Baa1                  0.1250%
               BBB/Baa2                   0.1500%
               BBB-/Baa3                  0.1750%
               BB+/Ba1                    0.2250%
               BB/Ba2                     0.2750%
               BB-/Ba3 or lower           0.3250%

; provided, however, that if the ratings assigned by S&P and Moody's shall differ the Credit Rating shall be the rating which is the higher rating. Any change in the Credit Rating of the Borrower shall be effective to adjust the Commitment Fee as of the date such change is announced.

            (b) The Borrower has agreed to pay to the Banks, Managing Agents, Agents, Co-Agents and Arrangers certain other fees which are earned on the date of the signing of this Agreement and payable on the Initial Funding Date as separately agreed.

            4.5. Increased Costs. (a) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements included in the Eurodollar Rate Reserve Percentage) in, or in the interpretation of, any law or regulation or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost (other than with respect to income, franchise or withholding taxes or other taxes of a similar nature) to any Bank of agreeing to make or making, funding or maintaining any Eurodollar Rate Loans, then (A) such Bank shall, as soon as such Bank becomes aware of such increased cost, but in any event not later than 60 days after such increased cost was incurred, deliver to the Borrower and the Administrative Agent a certificate stating (1) the actual amount of such increased cost incurred by such Bank and (2) that it is such Bank's customary practice, from and after the date of this Agreement, to charge its borrowers for increased costs incurred by it; (B) the Borrower shall, within 30 days after its receipt of such certificate, at its sole option, either (1) pay to the Administrative Agent for the account of such Bank amounts sufficient to compensate such Bank for the increased cost incurred by it as set forth in the certificate referred to above or (2) replace such Bank in accordance with the provisions of Section 4.10, provided that if the Borrower does not exercise the option specified in clause (2) above within 30 days after receipt of the certificate referred to above, then (x) such Bank shall deliver to the Borrower and the Administrative Agent a second certificate stating the increased cost incurred by such Bank and (y) the Borrower shall promptly upon receipt of such second certificate pay to the Administrative Agent for the account of such Bank amounts sufficient to compensate such Bank for such increased cost; and (C) such Bank shall use its reasonable best efforts to designate another of its then existing offices as its Applicable Lending Office if the making of such designation would, without any detrimental effect to such Bank, avoid the need for, or reduce the amount of, future increased costs which are probable of being incurred by such Bank. The amount of increased costs payable by the Borrower to any Bank as stated in any such certificate delivered to the Borrower and the Administrative Agent pursuant to the provisions of this Section 4.5(a) shall be conclusive and binding for all purposes, absent manifest error. In determining any such amount, such Bank may use reasonable averaging and attribution methods. If the Borrower so notifies the Administrative Agent within five Business Days after receipt of any certificate delivered to the Borrower pursuant to the provisions of this Section 4.5(a), the Borrower may either (x) prepay in full all Eurodollar Rate Loans of such Bank then outstanding in accordance with
Section 4.8 and, additionally, reimburse such Bank for such increased cost in accordance with this Section 4.5(a) or (y) convert all Eurodollar Rate Loans of all Banks then outstanding into Base Rate Loans in accordance with Section 4.1 and, additionally, reimburse such Bank for such increased cost in accordance with this Section 4.5(a).

            (b) If any Bank shall be required under Regulation D to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, then (i) such Bank shall, within 60 days after the end of any Interest Period with respect to any Eurodollar Rate Loan during which such Bank was so required to maintain such reserves, deliver to the Borrower and the Administrative Agent a certificate stating (A) that such Bank was required to maintain reserves and as a result such Bank incurred additional costs in connection with making Eurodollar Rate Loans, (B) in reasonable detail, such Bank's computations of the amount of additional interest payable by the Borrower pursuant to the provisions of this Section 4.5(b)(ii) and (C) that it is such Bank's customary practice, from and after the date of this Agreement, to charge its borrowers for reserves so maintained by it, and (ii) the Borrower shall, promptly upon receipt of any such certificate, pay to the Administrative Agent, for the account of such Bank, additional interest on the unpaid principal amount of each Eurodollar Rate Loan of such Bank outstanding during the Interest Period with respect to which the above-referenced certificate was delivered to the Borrower, at a rate per annum equal to the difference obtained by subtracting
(x) the Eurodollar Rate for such Interest Period from (y) the rate obtained by dividing such Eurodollar Rate by a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Bank for such Interest Period. The amount of interest payable by the Borrower to any Bank as stated in any certificate delivered to the Borrower and the Administrative Agent pursuant to the provisions of this Section 4.5(b) shall be conclusive and binding for all purposes, absent manifest error.

            (c) The payments required under Sections 4.5(a) and (b) are in addition to any other payments and indemnities required under this Agreement.

            4.6. Illegality. Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation, in each case after the date hereof, shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Bank or its Eurodollar Lending Office to make Eurodollar Rate Loans or to continue to fund or maintain Eurodollar Rate Loans, then, on notice thereof and demand therefor by such Bank to the Borrower through the Administrative Agent, (i) the obligation of such Bank to make or to continue Eurodollar Rate Loans and to convert Base Rate Loans into Eurodollar Rate Loans shall be suspended until such Bank through the Administrative Agent shall notify the Borrower that the circumstances causing such suspension no longer exist and
(ii) the Borrower shall forthwith prepay in full all Eurodollar Rate Loans of such Bank then outstanding, together with interest accrued thereon, unless the Borrower, within five Business Days of such notice and demand, converts all Eurodollar Rate Loans of all

Banks then outstanding into Base Rate Loans in accordance with the notice periods of Section 4.1; provided, however, that before making any such demand, each Bank agrees to use its reasonable best efforts to designate another of its then existing offices as its Applicable Lending Office if the making of such a designation would, without any detrimental effect to such Bank, cause the making of Eurodollar Rate Loans to not be subject to this Section 4.6.

            4.7. Capital Adequacy. If any Bank shall, at any time, reasonably determine that (a) the adoption (i) after the date of this Agreement, of any capital adequacy guidelines or (ii) at any time, of any other applicable law, government rule, regulation or order regarding capital adequacy of banks or bank holding companies, (b) any change in (i) any of the foregoing or (ii) the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency or (c) compliance with any policy, guideline, directive or request regarding capital adequacy (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) of any Governmental Authority, central bank or comparable agency, would have the effect of reducing the rate of return on the capital of such Bank to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration the policies of such Bank with respect to capital adequacy in effect immediately before such adoption, change or compliance) and (x) such reduction is as a consequence of the Commitment of, or the making, converting or continuing of any Loans by, such Bank hereunder and
(y) such reduction is reasonably deemed by such Bank to be material, then (1) such Bank shall deliver to the Borrower and the Administrative Agent a certificate stating the reduction in the rate of return such Bank will in the future suffer as a result of its Commitment or the making, converting or continuing any Loans by it to the Borrower hereunder and (2) the Borrower shall, within 30 days after its receipt of such certificate, at its sole option, either
(A) pay to the Administrative Agent for the account of such Bank from time to time as specified by such Bank such amount as shall be sufficient to compensate such Bank for such reduced return, or (B) replace such Bank in accordance with the provisions of Section 4.10; provided, however, that if the Borrower does not exercise the option specified in clause (B) above within 30 days after receipt of the certificate referred to above, then (1) such Bank shall deliver to the Borrower and the Administrative Agent a second certificate stating the reduction in the rate of return of such Bank and (2) the Borrower shall promptly pay, as specified by such Bank, to the Administrative Agent for the account of such Bank amounts sufficient to compensate such Bank for the reduction in its rate of return. The amount stated in any certificate delivered to the Borrower pursuant to the provisions of this Section 4.7 shall be conclusive and binding for all purposes, absent manifest error. In determining any such amount, such Bank may use reasonable averaging and attribution methods. The payments required under this Section 4.7 are in addition to any other payments and indemnities required hereunder.

            4.8. Payments and Computations. (a) The Borrower shall make each payment payable by it hereunder not later than 11:00 A.M. (New York City time) on the day when due, in Dollars, to the Administrative Agent at its address referred to in Section 12.2 in immediately available funds without set-off or counterclaim. The Administrative Agent will promptly thereafter (but in any event on the same day) cause to be distributed like funds relating to the payment of principal or interest or fees ratably (other than amounts payable pursuant to Section 4.5, 4.6 or 4.7) to the Banks for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Bank to such Bank for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Payment received by the Administrative Agent after 11:00 A.M. (New York City time) shall be deemed to be received on the next Business Day; provided, however, that the Administrative Agent shall use its reasonable best efforts to invest any amounts so received by the Administrative Agent in overnight investments satisfactory to the Borrower, and any earnings on any such investments shall be for the Borrower's account and may be credited against any interest payable hereunder during such period.

            (b) All computations of the Commitment Fee or of interest based on the rate of interest specified in clause (a) of the definition of Base Rate and of fees shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate or the Federal Funds Rate shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest and fees are payable. All computations of the Commitment Fee shall be based on the aggregate average daily unused Commitment of each Bank. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

            (c) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be.

            (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment in full to the Administrative Agent, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate.

            4.9. Sharing of Payments, Etc. If any Bank shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loans made by it (other than pursuant to Section 4.5, 4.6 or 4.7) in excess of its Ratable Portion of payments on account of the Loans obtained by all the Banks, such Bank shall forthwith purchase from the other Banks such participations in the Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase from each Bank shall be rescinded and each such Bank shall repay to the purchasing Bank the purchase price to the extent of such recovery together with an amount equal to such Bank's ratable share (according to the proportion of (i) the amount of such Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this
Section 4.9 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation.

            4.10. Replacement Banks. Upon the election of the Borrower to replace any Bank pursuant to the provisions of Section 4.5(a)(B)(2) or 4.7(2)(B), the Borrower shall provide to the Administrative Agent a notice setting forth the replacement Bank or Banks, and the Bank being so replaced shall take all actions as may be necessary to transfer to such replacement Bank or Banks all of the rights and obligations of such Bank hereunder and such replacement Bank or Banks shall pay to the Bank being so replaced the amount outstanding of all Loans made by such Bank hereunder (with appropriate provisions for other amounts due to the Bank being replaced), all as though such replacement Bank or Banks were an assignee or assignees of such Bank to which such Bank were making an assignment in accordance with the provisions of Section 12.7.


                                    ARTICLE V

                              CONDITIONS OF LENDING

            5.1. Conditions Precedent to the Effectiveness of this Agreement. The effectiveness of this Agreement is subject to satisfaction of the conditions precedent that the Managing Agents shall have received the following, in form and substance satisfactory to the Managing Agents, and in sufficient copies for each Bank that requests a copy:

            (a) Certified copies of (i) appropriate resolutions of the Board of Directors (or committee thereof) of each Loan Party approving each Loan Document to which it is a party (as such Loan Document may be amended through the date hereof), and (ii) all documents evidencing any other necessary corporate action and required governmental and any third party approvals, licenses and consents with respect to each Loan Document to which it is a party.

            (b) A copy of the certificate of incorporation of each Loan Party certified as of a recent date by the Secretary of State of such Person's jurisdiction of incorporation, together with certificates of such official attesting to the good standing of such Person, and a copy of the By-Laws of each such Person certified by its Secretary or one of its Assistant Secretaries.

            (c) A certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of its officers who have been authorized to execute and deliver each Loan Document to which it is a party and each other document and certificate to be executed or delivered hereunder on behalf of such Person.

            (d) A favorable opinion of Michael D. Fricklas, Senior Vice President and Deputy General Counsel of Viacom, in substantially the form of Exhibit D hereto.

            (e) A duly executed Subsidiary Facility.

            (f) A duly executed VII Guarantee.

            (g) A duly executed Parent Guarantee.

            5.2. Additional Conditions Precedent to the Making of the Initial Loans. The effectiveness of this Agreement and making of any Loans simultaneously thereunder and thereafter is subject to the further conditions precedent that on the date of such Loans the following statements shall be true:

            (a) The Borrower shall have paid all costs, accrued and unpaid fees and expenses referred to in Sections 4.4 and 12.4 (including, without limitation, the legal fees and expenses referred to in Section 12.4(a)), in each case to the extent then due and payable.

            (b) All Indebtedness (including all theretofore accrued but unpaid Commitment Fees and interest) of the Borrower, Viacom International and the MSubs (as defined in the Existing Agreement) under (i) the Existing Agreement; (ii) the $1.8 billion Credit Facility; and (iii) the Existing Subsidiary Facility shall have been (or shall simultaneously be) refinanced pursuant to the terms of this Agreement or the Subsidiary Facility or otherwise been repaid.

            5.3. Conditions Precedent to the Making of Each Loan. The obligation of each Bank to make any Loan, including the initial Loans, shall be subject to the further conditions precedent that the following statements shall be true on the date of such Loan, before and after giving effect thereto and to the application of the proceeds therefrom (and the acceptance by the Borrower of the proceeds of such Loan shall constitute a representation and warranty by the Borrower that on the date of such Loan such statements are true):

            (a) The representations and warranties contained in Article VI hereof (other than those stated to be made as of a particular date) are true and correct in all material respects on and as of such date as though made on and as of such date.

            (b) No event has occurred and is continuing, or would result from the Loans being made on such date, which constitutes a Default or an Event of Default.


                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

            To induce the Banks to enter into this Agreement, the Borrower represents and warrants to the Banks as follows:

            6.1. Corporate Existence; Compliance with Law. The Borrower, each other Loan Party and each other Material Subsidiary (i) is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (ii) is duly qualified and in good standing as a foreign corporation under the laws of each other jurisdiction in which the failure so to qualify is reasonably probable to have a Material Adverse Effect;
(iii) has all requisite corporate power and authority to conduct its business as now being conducted and as proposed to be conducted; (iv) is in compliance with its articles or certificate of incorporation and by-laws; and (v) is in compliance with all applicable Requirements of Law except such non-compliance as would not have a Material Adverse Effect.

            6.2. Corporate Power; Authorization; Enforceable Obligations. (a) The execution, delivery and performance by each Loan Party of this Agreement or any other Loan Document to which it is a party:

            (i) are within its corporate powers;

            (ii) have been duly authorized by all necessary corporate action;

            (iii) do not (A) contravene its certificate of incorporation or by-laws, (B) violate any law or regulation (including, without limitation, Regulations G, T, U or X of the Board of Governors of the Federal Reserve System), or any order or decree of any court or governmental instrumentality, except those as to which the failure to comply would not have a Material Adverse Effect, (C) conflict with or result in the breach of, or constitute a default under, any instrument, document or agreement binding upon and material to such Loan Party, or (D) result in the creation or imposition of any Lien upon any of the Property of the Borrower or any of its Subsidiaries; and

            (iv) do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority (except for filing copies of Loan Documents with the Securities and Exchange Commission).

            (b) This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is a party hereto or thereto, and is the legal, valid and binding obligation of each such Person, enforceable against it in accordance with its terms, except where such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or equitable principles relating to enforceability.

            6.3. Taxes. All federal, and all material state, local and foreign tax returns, reports and statements required to be filed by the Borrower or any of its Subsidiaries have been filed with the appropriate governmental agencies in all jurisdictions in which such returns, reports and statements are required to be filed. All consolidated, combined or unitary returns which include the Borrower or any of its Subsidiaries have been filed with the appropriate governmental agencies in all jurisdictions in which such returns, reports and statements are required to be filed except where such filing is being contested or may be contested. All federal, and all material state, local and foreign taxes, charges and other impositions of the Borrower, its Subsidiaries or any consolidated, combined or unitary group which includes the Borrower or any of its Subsidiaries which are due and payable have been timely paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for non-payment thereof except where contested in good faith and by appropriate proceedings if adequate reserves therefor have been established on the books of the Borrower or such Subsidiary in accordance with GAAP. Proper and accurate amounts have been withheld by or on behalf of the Borrower and each of its Subsidiaries from their respective employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective governmental agencies, in all material respects. Neither the Borrower nor any of its Tax Affiliates has agreed or has been requested to make any adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise relating to the Borrower or any of its Subsidiaries which will affect a taxable year of the Borrower or a Tax Affiliate ending after December 31, 1995, which has not been reflected in the financial statements delivered pursuant to Section 8.8 and which would have a Material Adverse Effect. The Borrower has no obligation under any tax sharing agreement or other tax sharing arrangement, other than the Tax Sharing Agreement and tax sharing agreements or other tax sharing arrangements providing for payments to Subsidiaries of the Borrower which are Tax Affiliates, which do not have a Material Adverse Effect.

            6.4. Financial Information. (a) The reports of the Borrower on Form 10-K for the Fiscal Year ended December 31, 1995 and on Form 10-Q for the Fiscal Quarter ended September 30, 1996 are respectively complete and correct in all material respects as of such respective dates, and the financial statements therein have been prepared in accordance with GAAP and fairly present the financial condition and results of operations of the Borrower and its consolidated Subsidiaries as of such respective dates (subject, in the case of such reports on Form 10-Q, to changes resulting from normal year-end adjustments).

            (b) Since September 30, 1996, there has been no Material Adverse Change or Material Credit Agreement Change.

            (c) None of the Borrower or any Subsidiary of the Borrower had at September 30, 1996 any obligation, contingent liability, or liability for taxes or long-term leases material to the Borrower and its Subsidiaries taken as a whole which is not reflected in the balance sheets referred to in subsection (a) above or in the notes thereto.

            6.5. Litigation. There are no pending, or to the best knowledge of the Borrower threatened, actions, investigations or proceedings against or affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator in which, individually or in the aggregate, there is a reasonable probability of an adverse decision that could have a Material Adverse Effect or result in a Material Credit Agreement Change.

            6.6. Margin Regulations. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Borrowing will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock in violation of Regulation U.

            6.7. ERISA. (a) No liability under Sections 4062, 4063, 4064 or 4069 of ERISA has been or is expected by the Borrower to be incurred by the Borrower or any ERISA Affiliate with respect to any Plan which is a Single-Employer Plan in an amount that could reasonably be expected to have a Material Adverse Effect.

            (b) No Plan which is a Single-Employer Plan had an accumulated funding deficiency, whether or not waived, as of the last day of the most recent fiscal year of such Plan ended prior to the date hereof. Neither the Borrower nor any ERISA Affiliate is (A) required to give security to any Plan which is a Single-Employer Plan pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, or (B) subject to a Lien in favor of such a Plan under Section 302(f) of ERISA.

            (c) Each Plan of the Borrower, each of its Subsidiaries and each of its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code, except where the failure to comply would not result in any Material Adverse Effect.

            (d) Neither the Borrower nor any of its Subsidiaries has incurred a tax liability under Section 4975 of the Code or a penalty under Section 502(i) of ERISA in respect of any Plan which has not been paid in full, except where the incurrence of such tax or penalty would not result in a Material Adverse Effect.

            (e) None of the Borrower, any of its Subsidiaries or any ERISA Affiliate has incurred or reasonably expects to incur any Withdrawal Liability under Section 4201 of ERISA as a result of a complete or partial withdrawal from a Multiemployer Plan which will result in Withdrawal Liability to the Borrower, any of its Subsidiaries or any ERISA Affiliate in an amount that could reasonably be expected to have a Material Adverse Effect.

            6.8. No Defaults. Neither the Borrower nor any of its Subsidiaries is in breach of or default under or with respect to any instrument, document or agreement binding upon the Borrower or such Subsidiary which breach or default is reasonably probable to have a Material Adverse Effect or result in the creation of a Lien on any Property of the Borrower or its Subsidiaries.

            6.9. Investment Company Act. The Borrower is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended. The making of the Loans by the Banks, the application of the proceeds and repayment thereof by the Borrower and the consummation of the transactions contemplated by this Agreement will not violate any provision of such act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

            6.10. Insurance. All policies of insurance of any kind or nature owned by the Borrower and its Subsidiaries are maintained with financially sound and reputable insurers. The Borrower currently maintains insurance with respect to its Properties and business and causes its Subsidiaries to maintain insurance with respect to their Properties and business against loss or damage of the kinds customarily insured against by corporations engaged in the same or similar business and similarly situated, of such types and in such amounts as are customarily carried under similar circumstances by such other corporations including, without limitation, workers' compensation insurance.

            6.11. Environmental Protection. (a) There are no known conditions or circumstances associated with the currently or previously owned or leased properties or operations of the Borrower or its Subsidiaries or tenants which may give rise to any Environmental Liabilities and Costs which would have a Material Adverse Effect; and

            (b) No Environmental Lien has attached to any Property of the Borrower or any of its Subsidiaries which would have a Material Adverse Effect.

            6.12. Title and Liens. Each of the Borrower and each of its Subsidiaries has good and marketable title to its real properties and owns or leases under Capitalized Leases all its other material Properties, in each case, as shown on its most recent balance sheet, and none of such Properties is subject to any Lien except as permitted under this Agreement.

            6.13. Trademarks, Copyrights, Etc. The Borrower and each of its Subsidiaries own or have the rights to such trademarks, service marks, trade names, copyrights, licenses or rights in any thereof, as in the aggregate are adequate in the reasonable judgment of the Borrower for the conduct of the business of the Borrower and its Subsidiaries as now conducted.

            6.14. FCC Licenses. The Borrower and its Subsidiaries have all the FCC Licenses necessary for the conduct of their respective businesses as now being conducted. The Borrower and its Subsidiaries are in substantial compliance with the Federal Communications Act of 1934, as amended, and with the rules and regulations thereunder except for such non-compliance which would not have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries is a party to, nor has any knowledge of, any investigation, notice of violation, order or complaint issued by or before the FCC, in which there is a reasonable probability of an adverse decision which is reasonably probable to have a Material Adverse Effect. The operation and maintenance of the towers and any antenna systems relating to each of the broadcast Properties owned by the Borrower and its Subsidiaries or used in connection with the transmission of signals therefrom do not violate any Requirement of Law except for such non-compliance which would not have a Material Adverse Effect. The Borrower and its Subsidiaries have no reason to believe that any FCC License of the Borrower and its Subsidiaries will not be renewed in the ordinary course except for such nonrenewal which would not have a Material Adverse Effect.

            6.15. Disclosure. All written information relating to the Borrower and its Subsidiaries which has been delivered to the Banks in connection with the Loan Documents prior to the Initial Funding Date was complete and correct in all material respects, taken as a whole. Any financial projections and other information regarding anticipated future plans or developments contained therein was based upon good faith estimates and assumptions believed by the Borrower to be reasonable at the time made, it being recognized by the Banks that such projections and other information regarding future events are not to be viewed as facts and that actual results or developments during the period or periods covered may differ from the delivered projections and other prospective information.


                                   ARTICLE VII

                               FINANCIAL COVENANTS

            As long as any of the Loans shall remain unpaid or any Bank shall have any Commitment hereunder, unless otherwise agreed by the written consent of the Majority Banks:

            7.1. Total Leverage Ratio. The Total Leverage Ratio shall not exceed, as of the last day of any Fiscal Quarter described below, the amount specified with respect to such period:


Date                                                                    Ratio
----                                                                    -----
Through December 31, 1997                                               5.25x
March 31, 1998 through                                                  4.50x
  December 31, 1998

Date                                                                    Ratio
----                                                                    -----
March 31, 1999 and                                                      4.00x
  Thereafter

            7.2. Ratio of EBIDT to Trailing Total Cash Interest and Preferred Dividends. The ratio of EBIDT to Total Cash Interest and Preferred Dividends shall not be less, as of the last day of any Fiscal Quarter, than 2.25x.

            7.3. Minimum Net Worth. On the last day of each Fiscal Quarter, the Net Worth of the Borrower and its Subsidiaries shall not be less than 75% of the Net Worth of the Borrower and its Subsidiaries as of September 30, 1994.


                                  ARTICLE VIII

                              AFFIRMATIVE COVENANTS

            As long as any of the Loans shall remain unpaid or any Bank shall have any Commitment hereunder, unless otherwise agreed by the written consent of the Majority Banks:

            8.1. Compliance with Laws, Etc. The Borrower shall comply, and cause each of its Subsidiaries to comply, in all material respects with all Requirements of Law, all FCC Licenses and Franchises except such non-compliance as would not have a Material Adverse Effect or result in a Material Credit Agreement Change.

            8.2. Payment of Taxes, Etc. The Borrower and any consolidated, combined or unitary group which includes the Borrower or any of its Subsidiaries shall pay and discharge, and cause each Subsidiary of the Borrower to pay and discharge, before the same shall become delinquent, all lawful claims, taxes, assessments and governmental charges or levies except where contested in good faith, by proper proceedings, and where adequate reserves therefor have been established on the books of the Borrower or such Subsidiary in accordance with GAAP.

            8.3. Maintenance of Insurance. The Borrower shall maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates. The Borrower will furnish to the Administrative Agent from time to time such information as may be requested as to such insurance.

            8.4. Preservation of Corporate Existence, Etc. The Borrower shall preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, their respective corporate existences; provided, however, that the corporate existence of any Subsidiary (other than a Guarantor Subsidiary) may be terminated if, in the good faith judgment of the board of directors or the chief financial officer of the Borrower, such termination is in the best interest of the Borrower and such termination would not have a Material Adverse Effect; and provided further, however, that the Borrower may merge into Viacom International, with Viacom International as the surviving corporation, provided that upon the effectiveness of such merger, Viacom International shall assume, pursuant to an instrument satisfactory to the Managing Agents, the obligations of the Borrower hereunder and under the other Loan Documents.

            8.5. Books and Access. The Borrower shall, and shall cause each of its Subsidiaries to, keep proper books of record and accounts in conformity with GAAP, and upon reasonable notice and at such reasonable times during the usual business hours as often as may be reasonably requested, permit representatives of the Administrative Agent, at its own initiative or at the request of any Bank, to make inspections of its Properties, to examine its books, accounts and records and make copies and memoranda thereof and to discuss its affairs and finances with its officers or directors and independent public accountants.

            8.6. Maintenance of Properties, Etc. The Borrower shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its Properties which are used or useful in the conduct of its business in good working order and condition and, from time to time make or cause to be made all appropriate repairs, renewals and replacements, except where the failure to do so would not have a Material Adverse Effect.

            8.7. Application of Proceeds. The Borrower shall use the proceeds of the Loans (i) to refinance certain Indebtedness existing at the date hereof of the Borrower and its Subsidiaries, (ii) to provide support for its Commercial Paper and competitive bid programs, and (iii) for other general corporate purposes.

            8.8. Financial Statements. The Borrower shall furnish to the Banks:

            (a) as soon as available but not later than sixty (60) days after the close of each of the first three (3) Fiscal Quarters of each Fiscal Year of the Borrower, (i) consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated statements of operations, the consolidated statement of shareholders' equity and the consolidated statement of cash flows of the Borrower and its Subsidiaries for such Fiscal Quarter and (in the case of the second and third Fiscal Quarters) for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter (along with business segment information customarily prepared by the Borrower), setting forth in each case in comparative form the consolidated figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail and certified by a Responsible Financial Officer of the Borrower as fairly presenting, in accordance with GAAP, the financial condition and results of operations of the Borrower and its Subsidiaries, subject to changes resulting from normal year-end audit adjustments; and (ii) a report certified by such Responsible Financial Officer of all commitments for program license fees that are not reflected on the balance sheets referred to above in excess of Fifty Million Dollars ($50,000,000) for any one such commitment or series of related commitments incurred by the Borrower or any Subsidiary during such Fiscal Quarter, together with a statement of all such obligations outstanding at the end of such Fiscal Quarter;

            (b) (i) as soon as available but no later than one hundred twenty
(120) days after the close of each Fiscal Year of the Borrower, (A) consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such year and the related consolidated statements of operations, the consolidated statement of shareholders' equity and the consolidated statement of cash flows of the Borrower and its Subsidiaries for such year (along with business segment information customarily prepared by the Borrower), setting forth in each case in comparative form the consolidated figures for the previous Fiscal Year, all in reasonable detail and certified in the case of the consolidated financial statements by Price Waterhouse or another firm of nationally recognized independent public accountants, which report shall state without qualification as to the scope of the audit or as to going concern that such consolidated financial statements present fairly the financial position and the results of operations as at the dates and for the periods indicated in conformity with GAAP and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with GAAS, and (B) a report certified by a Responsible Financial Officer of all commitments for program license fees that are not reflected on the balance sheets referred to above in excess of Fifty Million Dollars ($50,000,000) for any one such commitment or series of related commitments incurred by the Borrower or any Subsidiary during the last Fiscal Quarter of such Fiscal Year, together with a statement of all such obligations at the end of such Fiscal Quarter; (ii) as soon as available but not later than one hundred twenty (120) days after the close of each Fiscal Year of the Borrower, a certificate from such accounting firm that in the course of the regular audit of the business of the Borrower and its Subsidiaries, which audit was conducted by such accounting firm in accordance with GAAS, such accounting firm obtained no knowledge that an Event of Default or Default has occurred and is continuing or, if in the opinion of such accounting firm, an Event of Default or Default has occurred and is continuing, a statement as to the nature thereof;

            (c) together with each delivery of financial statements of the Borrower pursuant to clauses (a) and (b) above, a certificate issued by a Responsible Financial

Officer of the Borrower (i) demonstrating compliance at the end of the accounting period described in such statements with the financial covenants contained herein and (ii) containing in reasonable detail the component figures contained in the respective total figures stated in such certificate; and

            (d) together with each delivery of financial statements of the Borrower and its Subsidiaries pursuant to clauses (a) or (b) above, a certificate signed by a Responsible Financial Officer of the Borrower stating that (i) such officer is familiar with both this Agreement and the business and financial condition of the Borrower, and (ii) no Event of Default or Default has occurred and is continuing or if an Event of Default or Default has occurred and is continuing a statement as to the nature thereof, and whether or not the same shall have been cured.

            8.9. Reporting Requirements. The Borrower shall furnish to the Administrative Agent for distribution to the Banks:

            (a) from time to time as the Administrative Agent may reasonably request, copies of such statements, lists of Property, accounts, budgets, forecasts, reports or information prepared by or for the Borrower or within the Borrower's control;

            (b) promptly and in any event within thirty (30) days after the Borrower, any of its Subsidiaries or any ERISA Affiliate knows that any ERISA Event has occurred (other than a Reportable Event for which notice to the PBGC is waived), a written statement of the chief financial officer or other appropriate officer of the Borrower describing such ERISA Event and the action, if any, which the Borrower, any of its Subsidiaries or any ERISA Affiliate proposes to take with respect thereto, and a copy of any notice filed with the PBGC or the IRS pertaining thereto;

            (c) promptly and in any event within thirty (30) days after notice or knowledge thereof, notice that the Borrower or any of its Subsidiaries becomes subject to the tax on prohibited transactions imposed by Section 4975 of the Code, together with a copy of Form 5330;

            (d) promptly after the commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, against or affecting the Borrower or any of its Subsidiaries, in which there is a reasonable probability of an adverse decision which would have a Material Adverse Effect;

            (e) promptly upon the Borrower or any of its Subsidiaries learning of (i) any Event of Default or any Default, or (ii) any Material Credit Agreement Change, telephonic or telegraphic notice specifying the nature of such Event of Default, Default or

Material Credit Agreement Change, including the anticipated effect thereof, which notice shall be promptly confirmed in writing within five days;

            (f) promptly after the sending or filing thereof, copies of all reports which the Borrower sends to its security holders generally, and copies of all reports and registration statements which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

            (g) promptly upon, and in any event within 30 days of, the Borrower or any of its Subsidiaries learning of any of the following:

            (i) notice that any Property of the Borrower or any of its Subsidiaries is subject to any Environmental Liens individually or in the aggregate which would have a Material Adverse Effect;

            (ii) any proposed acquisition of stock, assets or real estate, or any proposed leasing of Property, or any other action by the Borrower or any of its Subsidiaries in which there is a reasonable probability that the Borrower or any of its Subsidiaries would be subject to any material Environmental Liabilities and Costs, provided that, in the event of any such proposed acquisition or lease, the Borrower must furnish to the Banks evidence in a form acceptable to the Banks that the proposed acquisition will not have a Material Adverse Effect;

            (h) prior to the effectiveness thereof, information relating to any proposed change in the accounting treatment or reporting practices of the Borrower and its Subsidiaries the nature or scope of which materially affects the calculation of any component of any financial covenant, standard or term contained in this Agreement;

            (i) promptly upon the Borrower learning of any material FCC License being revoked, canceled or terminated, or renewal thereof denied for any reason, written notice specifying the reasons for such revocation, cancellation, termination or denial, the anticipated effect thereof, and the actions, if any, being taken by the Borrower to remedy the same; and

            (j) from time to time, such other information and materials as the Administrative Agent may reasonably request.

                                   ARTICLE IX

                               NEGATIVE COVENANTS

            So long as any of the Loans shall remain unpaid or any Bank shall have any Commitment hereunder, without the written consent of the Majority
Banks:

            9.1. Liens, Etc. The Borrower shall not, directly or indirectly, create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any Lien upon or with respect to any of its Properties, whether now owned or hereafter acquired, or assign, or permit any of its Subsidiaries to assign, any right to receive income, in each case to secure or provide for the payment of any Indebtedness of any Person, except:

            (i) purchase money Liens or purchase money security interests upon or in any Property acquired or held by the Borrower or any Subsidiary of the Borrower in the ordinary course of business to secure the purchase price of such Property or to secure Indebtedness incurred solely for the purpose of financing the acquisition of such Property;

            (ii) Liens existing on Property at the time of its acquisition (other than any such Lien created in contemplation of such acquisition);

            (iii) Liens on Property of Persons which become Subsidiaries after the Original Funding Date securing Indebtedness existing, with respect to any such Person, on the date such Person becomes a Subsidiary (other than any such Lien created in contemplation of such Person becoming a Subsidiary);

            (iv) Liens on Property of Persons which become Subsidiaries after the Original Funding Date securing Indebtedness incurred by such Person after the date such Person becomes a Subsidiary; provided, however, that the aggregate principal amount of Indebtedness referred to in this clause
      (iv) secured by Liens shall not exceed $30,000,000 at any time outstanding;

            (v) any Lien securing the renewal, extension or refunding of any Indebtedness secured by any Lien permitted by clause (i), (ii), (iii) or
      (iv) above.

            9.2. Mergers. The Borrower shall not, nor shall it permit any of its Subsidiaries representing a substantial portion of the assets of the Borrower and its Subsidiaries taken as a whole to, merge or consolidate in any transaction in which such entity is not the surviving Person other than: (i) in mergers of any Subsidiary into the Borrower or any other wholly owned Subsidiary of the Borrower; or (ii) in a merger of the Borrower into Viacom International with Viacom International as the surviving corporation, provided that upon the effectiveness of such merger, Viacom International shall assume, pursuant to an instrument satisfactory to the Managing Agents, the obligations of the Borrower hereunder and under the other Loan Documents.

            9.3. Substantial Asset Sale. The Borrower shall not, and shall not permit any of its Subsidiaries to, sell assets constituting all or a substantial portion of consolidated assets of the Borrower and its Subsidiaries taken as a whole to any Person other than to the Borrower or its wholly owned Subsidiary.

            9.4. Transactions with Affiliates. The Borrower shall not engage in, and will not permit any of its Subsidiaries to engage in, any transaction with an Affiliate of the Borrower or of such Subsidiary (other than transactions in the ordinary course of business between a Subsidiary and its parent or among Subsidiaries of the Borrower) except on terms no less favorable to the Borrower or such Subsidiaries than as would be obtained in a comparable arm's-length transaction.

            9.5. Margin Stock. The Borrower shall not permit more than twenty-five percent (25%) of the value, within the meaning of Regulation U, as determined by any reasonable method, of the assets of the Borrower and its Subsidiaries, or of the Guarantor Subsidiary, to be Margin Stock, nor will the Borrower use the proceeds of any Loan to purchase or carry any Margin Stock in violation of Regulation U.

            9.6. Subsidiary Indebtedness. The Borrower shall not permit any of its Subsidiaries, other than the Guarantor Subsidiary, to incur Indebtedness for borrowed money other than (a) the Subsidiary Loans (as defined in the Subsidiary Facility), (b) under existing facilities identified on Schedule 9.6 to this Agreement or any replacement facilities thereto which in the aggregate do not exceed the amounts of the commitments on such Schedule and (c) Indebtedness for borrowed money in an aggregate amount at any time outstanding of not more than $500 million; provided, however, the aggregate amount of Indebtedness for borrowed money scheduled to mature earlier than six months after the Commitment Termination Date at any time permitted to be outstanding under Section 9.6(c) and Section 9.7(b) may not exceed $500 million.

            9.7. Other Restrictions on Indebtedness. The Borrower shall not, and shall not permit the Guarantor Subsidiary to, incur Indebtedness for borrowed money maturing earlier than six months after the Commitment Termination Date other than (a) Commercial Paper and (b) up to $500 million at any time outstanding (less the aggregate amount outstanding under Section 9.6(c) scheduled to mature earlier than six months after the Commitment Termination
Date) and on terms no more onerous than the terms hereof.

                                    ARTICLE X

                                EVENTS OF DEFAULT

            10.1. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

            (a) The Borrower or any other Loan Party shall fail to pay (i) any principal when due in accordance with the terms and provisions of this Agreement or any other Loan Document, or (ii) any interest on any amounts due hereunder or thereunder, or any fee or any other amount due hereunder or thereunder within three Business Days after the same becomes due and payable; or

            (b) Any representation or warranty made by any Loan Party in this Agreement or any other Loan Document or by any Loan Party (or any of its officers) in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect when made; or

            (c) Any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Agreement or any other Loan Document, which failure or change shall remain unremedied for fifteen days after the earlier of the date on which (i) telephonic or telegraphic notice thereof shall have been given to the Administrative Agent by the Borrower pursuant to Section 8.9(e), or (ii) written notice thereof shall have been given to the Borrower by the Administrative Agent or any Bank; or

            (d) The Borrower or any of its Subsidiaries shall fail to pay any principal of, or premium or interest on, any Indebtedness in an aggregate principal amount of $50,000,000 or more (excluding Indebtedness hereunder) of the Borrower or such Subsidiary, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness or to terminate any commitment to lend; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof and, with respect to all of the foregoing, after the expiration of any applicable grace period or the giving of any required notice or both; provided, however, that no extension of any grace period applicable to any such Indebtedness shall be taken into account for the purposes of this subsection (d); or

            (e) There shall occur and be continuing an Event of Default under (and as defined in) the Subsidiary Facility; or

            (f) The Borrower or any of its Material Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or any proceedings shall be instituted by or against the Borrower or any of its Material Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for a material part of its Property employed in its business or any writ, attachment, execution or similar process shall be issued or levied against a material part of the Property employed in the business of the Borrower and its Subsidiaries taken as a whole, and, in the case of any such proceedings instituted against the Borrower or any of its Material Subsidiaries (but not instituted by it), either such proceedings shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceedings shall occur; or the Borrower or any of its Material Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection
      (f); or

            (g) Any order for the payment of money or judgment of any court, not appealable or not subject to certiorari or appeal (a "Final Judgment"), which, with other outstanding Final Judgments, exceeds an aggregate of $50,000,000 shall be rendered against the Borrower or any of its Material Subsidiaries and, within 60 days after entry thereof, such Final Judgment shall not have been discharged; or

            (h) (i) With respect to any Plan, a final determination is made that a prohibited transaction within the meaning of Section 4975 of the Code or
      Section 406 of ERISA occurred which results in direct or indirect liability of the Borrower or any of its Material Subsidiaries, (ii) with respect to any Title IV Plan, the filing of a notice to voluntarily terminate any such plan in a distress termination, (iii) with respect to any Multiemployer Plan, the Borrower, any of its Material Subsidiaries or any of its or their ERISA Affiliates shall incur any Withdrawal Liability, or (iv) with respect to any Qualified Plan, the Borrower, any of its Material Subsidiaries or any of its or their ERISA Affiliates shall incur an accumulated funding deficiency or request a funding waiver from the IRS; provided, however, that the events listed in clauses (i)-(iv) hereof shall constitute Events of Default only if the liability, deficiency or waiver request of the Borrower, any of its Material Subsidiaries or any of its or their ERISA Affiliates, as finally determined, exceeds $25,000,000 in any case set forth in clauses (i)-(iv) above, or exceeds $25,000,000 in the aggregate for all such cases; and, provided further, however, that with respect to the events listed in clauses (i), (iii) and (iv) hereof there shall be no Event of Default if the liability of the Borrower, the relevant Material Subsidiary or the relevant ERISA Affiliate is satisfied in full or in accordance with the due dates therefor; or

            (i) (i) NAI shall fail to own of record and beneficially not less than 51% of the outstanding stock having ordinary voting power to elect a majority of the board of directors of the Borrower and such failure of NAI shall remain unremedied for fifteen days after the earlier of the date on which (A) telephonic or telegraphic notice thereof shall have been given to the Administrative Agent by the Borrower pursuant to Section 8.9(e), or
      (B) written notice thereof shall have been given to the Borrower by the Administrative Agent or any Bank; or

            (j) This Agreement or any other Loan Document shall cease to be valid or enforceable for any reason in any material respect;

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Majority Banks, by notice to the Borrower, declare the obligation of each Bank to make Loans to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Majority Banks, by notice to the Borrower, declare all amounts due under this Agreement and all interest thereon to be forthwith due and payable, whereupon all amounts due under this Agreement and all such interest and all such amounts shall become and be forthwith due and payable; provided, however, that upon an actual or deemed entry of an order for relief with respect to the Borrower or any of its Material Subsidiaries under the federal Bankruptcy Code, (A) the obligation of each Bank to make Loans shall automatically be terminated and (B) all amounts due under this Agreement and all such interest and all such amounts shall automatically and without further notice become and be due and payable. In addition to the remedies set forth above, the Administrative Agent may exercise any other remedies provided for by this Agreement in accordance with the terms hereof or any other remedies provided by applicable law.


                                   ARTICLE XI

                   THE MANAGING AGENTS AND THE FACILITY AGENTS

            11.1. Authorization and Action. Each Bank hereby appoints and authorizes each Facility Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such Facility Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement, no Facility Agent shall be required to exercise any discretion or take any action, but each shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Banks (or when expressly required hereunder, all the Banks), and such instructions shall be binding upon all Banks; provided, however, that no Facility Agent shall be required to take any action that exposes such Facility Agent to personal liability or that is contrary to this Agreement or applicable law. Each Facility Agent agrees to give to each Bank prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

            11.2. Managing Agents' and Facility Agents' Reliance, Etc. Neither the Managing Agents, the Facility Agents, their Affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement, except for its own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, (i) any Managing Agent or Facility Agent may consult with legal counsel (including counsel to the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) neither the Managing Agents nor the Facility Agents make any warranty or representation to any Bank and none of them shall be responsible to any Bank for any statements, warranties or representations made in or in connection with this Agreement; (iii) neither the Managing Agents nor the Facility Agents shall have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the Properties (including the books and records) of the Borrower; (iv) neither the Managing Agents nor the Facility Agents shall be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (v) neither the Managing Agents nor the Facility Agents shall incur liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties. Neither the Agents nor the Co-Agents shall, in their respective capacities as such, have any duties under this Agreement other than those that they have in their capacities as Banks.

            11.3. The Bank of New York, Citibank, N.A., Morgan Guaranty Trust Company of New York, Bank of America NT&SA, The Chase Manhattan Bank and their Affiliates. With respect to the Commitments of The Bank of New York, Citibank, N.A., Morgan Guaranty Trust Company of New York, Bank of America NT&SA and The Chase Manhattan Bank, respectively, and the Loans made by each of them, each of The Bank of New York, Citibank, N.A., Morgan Guaranty Trust Company of New York,

Bank of America NT&SA and The Chase Manhattan Bank shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not a Managing Agent or Facility Agent, as the case may be; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include each of The Bank of New York, Citibank, N.A., Morgan Guaranty Trust Company of New York, Bank of America NT&SA, and The Chase Manhattan Bank in their individual capacities. Each of The Bank of New York, Citibank, N.A., Morgan Guaranty Trust Company of New York, Bank of America NT&SA, The Chase Manhattan Bank and their Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any of its Subsidiaries and any Person who may do business with or own securities of the Borrower or any such Subsidiary, all as if The Bank of New York, Citibank, N.A., Morgan Guaranty Trust Company of New York, Bank of America NT&SA or The Chase Manhattan Bank, as the case may be, were not a Managing Agent or Facility Agent, as the case may be, and without any duty to account therefor to the Banks.

            11.4. Bank Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Managing Agents, the Facility Agents, the Arrangers, the Agents, the Co-Agents or any other Bank, and based on the financial statements referred to in Article VII and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Managing Agents, the Facility Agents, the Arrangers, the Agents, the Co-Agents or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

            11.5. Determinations Under Sections 5.1, 5.2 and 5.3. For purposes of determining compliance with the conditions specified in Sections 5.1, 5.2 and 5.3, each Bank shall be deemed to have consented to, approved or accepted, or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Banks unless an officer of the Administrative Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Bank prior to the applicable Borrowing specifying its objection thereto (unless such objection shall have been withdrawn by notice to the Administrative Agent to that effect or such Bank shall have made available to the Administrative Agent such Bank's ratable portion of such Borrowing).

            11.6. Indemnification. Each Bank agrees to indemnify the Managing Agents, the Facility Agents, the Arrangers and their respective Affiliates, and their respective directors, officers, employees, agents and advisors (to the extent not reimbursed by the Borrower), ratably according to such Bank's Ratable Portion of the

Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including, without limitation, fees and disbursements of legal counsel) of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against, any such Person in any way relating to or arising out of this Agreement or any action taken or omitted by any such Person under this Agreement; provided, however, that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from any such Person's gross negligence or willful misconduct or from any violation or alleged violation by any such Person or any other Bank of any law, rule or regulation or any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) or, with respect to any Managing Agent or Facility Agent, any conflict or alleged conflict between its rights and duties in its capacity as such or as a Bank under this Agreement and any other rights or duties it may have in any other capacity in which it may act in connection with the consummation of the transactions contemplated by this Agreement, whether or not such Bank is a party to such transactions. Without limitation of the foregoing, each Bank agrees to reimburse any such Person promptly upon demand for its ratable share of any out-of-pocket expenses (including fees and disbursements of one counsel) incurred by such Person in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that such Person is not reimbursed for such expenses by the Borrower.

            11.7. Successor Facility Agents. Any Facility Agent may resign at any time by giving written notice thereof to the Banks and the Borrower and may be removed at any time with or without cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor to such Facility Agent. If no successor to such Facility Agent shall have been so appointed by the Majority Banks, and shall have accepted such appointment, within 30 days after retiring Facility Agent's giving of notice of resignation or the Majority Banks' removal of such retiring Facility Agent, then such retiring Facility Agent on behalf of the Banks, shall appoint a successor Facility Agent (which successor Facility Agent shall be a Bank or another commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000). Upon the acceptance of any appointment as a Facility Agent hereunder by any successor Facility Agent, such successor Facility Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Facility Agent, and such retiring Facility Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Facility Agent's resignation or removal hereunder, the provisions of this Article XII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Facility Agent.

                                   ARTICLE XII

                                  MISCELLANEOUS

            12.1. Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing signed by all the Banks and consented to by all of the Banks as defined under the Subsidiary Facility, do any of the following: (a) waive any of the conditions specified in Section 5.1, 5.2 or 5.3; (b) increase the Commitments of the Banks or subject the Banks to any additional obligations; (c) change the principal of, or decrease the interest on, any amounts payable hereunder (or pursuant to the VII Guarantee) or reduce the amount of any Commitment Fee payable to the Banks hereunder (or pursuant to the VII Guarantee); (d) postpone any date fixed for any scheduled payment of any Commitment Fee, or scheduled payment of principal of, or interest on, any amounts, payable hereunder (or pursuant to the VII Guarantee); (e) change the definition of Majority Banks; (f) amend this Section 12.1; or (g) amend Section 9.6; and provided further, however, that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Persons required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement.

            12.2. Notices, Etc. Except as otherwise set forth herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopy or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered by hand, if to the Borrower, at its address at 1515 Broadway, New York, New York 10036, Attention:
Treasurer; if to any Bank, at its Domestic Lending Office specified opposite its name on Schedule I; and if to the Administrative Agent, at its address at 399 Park Avenue, 4th Floor, Zone 6, New York, New York 10043, Attention: David Clark; or, as to the Borrower, any Bank or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, cabled or delivered, be effective when deposited in the mails, delivered to the telegraph company, confirmed by telex answerback, telecopied with confirmation of receipt, delivered to the cable company or delivered by hand to the addressee or its agent, respectively, except that notices and communications to the Administrative Agent pursuant to Article II, III, IV or XII shall not be effective until received by the Administrative Agent.

            12.3. No Waiver; Remedies. No failure on the part of any Bank, the Managing Agents or any Facility Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            12.4. Costs; Expenses; Indemnities. (a) The Borrower agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement, the other Loan Documents and the other documents to be delivered hereunder or thereunder, including, without limitation, the specified reasonable fees and out-of-pocket expenses of one counsel to the Managing Agents and the Facility Agents and the Arrangers with respect thereto and with respect to advising the Managing Agents, the Facility Agents and the Arrangers as to their rights and responsibilities under this Agreement, and all costs and expenses of the Managing Agents, the Facility Agents and the Banks (including, without limitation, reasonable counsel fees and expenses) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the other Loan Documents and the other documents to be delivered hereunder and thereunder.

            (b) The Borrower agrees to defend, indemnify and hold harmless each of the Managing Agents, the Facility Agents, the Arrangers and the Banks and their respective affiliates and their respective directors, officers, attorneys, agents, employees, successors and assigns (each, an "Indemnified Person") from and against any and all liabilities, obligations, losses, damages, penalties, actions, claims, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel of the Managing Agents, the Facility Agents, the Arrangers or the Banks) which may be incurred by or asserted or awarded against any Indemnified Person, in each case arising in any manner of or in connection with or by reason of the Merger, the Merger Agreement, the Tender Offer, this Agreement, the other Loan Documents, the Commitments or any undertakings in connection therewith, or the proposed or actual application of the proceeds of the Loans (all of the foregoing collectively, the "Indemnified Liabilities") and will reimburse each Indemnified Person on a current basis for all expenses (including counsel fees as they are incurred by such party) in connection with investigating, preparing or defending any such action, claim or suit, whether or not in connection with pending or threatened litigation irrespective of whether such Indemnified Person is designated a party thereto; provided that the Borrower shall not have any liability hereunder to any Indemnified Person with respect to Indemnified Liabilities which are determined by a final and nonappealable judgment of a court of competent jurisdiction to have arisen primarily from the gross negligence or willful misconduct of such Indemnified Person; and provided further, that if the Borrower has determined in good faith that such Indemnified Liabilities were primarily the result of such Indemnified Person's gross negligence or willful misconduct, it shall not be obligated to pay such Indemnified Liabilities until a court of competent jurisdiction has determined whether such Indemnified Person acted with gross negligence or willful misconduct. If for any reason the foregoing indemnification is unavailable to an Indemnified Person or insufficient to hold an Indemnified Person harmless, then the Borrower shall contribute to the amount paid or payable by such Indemnified Person as a result of any Indemnified Liability in such proportion as is appropriate to reflect not only the relative benefits received by the Borrower and each Managing Agent, each Facility Agent, each Arranger and each Bank, but also the relative fault of the Borrower and each Managing Agent, each Facility Agent, each Arranger and each Bank, as well as any other relevant equitable considerations. The foregoing indemnity shall be in addition to any rights that any Indemnified Person may have at common law or otherwise, including, but not limited to, any right to contribution.

            (c) If any Bank receives any payment of principal of, or is subject to a conversion of, any Eurodollar Rate Loan other than on the last day of an Interest Period relating to such Loan, as a result of any payment or conversion made by the Borrower or acceleration of the maturity of the amounts due under this Agreement pursuant to Section 10.1 or for any other reason, the Borrower shall, upon demand by such Bank (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Bank any amounts required to compensate such Bank for any additional losses, costs or expenses which it may reasonably incur as a result of such payment or conversion, including, without limitation, any loss (excluding loss of the margin payable in accordance with Section 4.2 on the amount of principal so paid, or any loss), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund or maintain such Loan. The foregoing obligations of the Borrower contained in paragraphs (a), (b) and (c) of this Section 12.4, and the obligations of the Borrower contained in Sections 4.5(b) and 4.7, shall survive the payment of the Loans.

            12.5. Right of Set-Off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 10.1 to authorize the Administrative Agent to declare all amounts under this Agreement due and payable pursuant to the provisions of Section 10.1 or the automatic acceleration of such amounts pursuant to the proviso to that Section, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement irrespective of whether or not such Bank shall have made any demand under this Agreement and although such obligations may be unmatured. Each Bank agrees promptly to notify the Borrower after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section 12.5 are in addition to any other rights and remedies (including, without limitation, any other rights of set-off) which such Bank may have.

            12.6. Binding Effect. Subject to Article V hereunder, this Agreement shall become effective when it shall have been executed by the Borrower, each of the Managing Agents, each of the Facility Agents and each of the Arrangers and when the Managing Agents shall have been notified by each of the Banks that such Bank has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, each of the Managing Agents, each of the Facility Agents, each of the Arrangers and each of the Banks and their respective successors and assigns, except that (i) the Borrower shall have no right to assign its rights or obligations hereunder or any interest herein (and any such purported assignment shall be void) without the prior consent of the Banks except in connection with any (x) merger or consolidation permitted under
Section 9.2 or (y) merger, consolidation or sale of assets consented to by the Majority Banks, and (ii) no Bank may sell, transfer, assign, pledge or grant participations in any of its Loans or any of its rights or obligations hereunder except in accordance with Section 12.7 or as expressly required hereunder.

            12.7. Assignments and Participations; Additional Banks. (a) Any Bank may, at any time, by notice substantially in the form of Exhibit E hereto (each, a "Notice of Assignment and Acceptance") delivered to the Administrative Agent for its acceptance and recording, together with a recording fee in the amount of $3,000, assign all or any part of its rights and obligations and delegate its duties under this Agreement (A) to any other Bank or any affiliate of any Bank which actually controls, is controlled by, or is under common control with such Bank or to any Federal Reserve Bank (in either case without limitation as to amount), or (B) with the prior consent of the Borrower (such consent not to be unreasonably withheld), to any other Person (but if in part, in a minimum amount of $25,000,000 or, if less, the balance of such Bank's Revolving Loan Commitment and the Term Loan Commitment); provided, however, that each assigning Bank must assign an identical percentage of a Loan and its related Commitment and, in the case of any assignment of a Term Loan and the related Commitment, a uniform, and not a varying, percentage of each of its Term Loans and Term Loan Commitment and Subsidiary Loans and Subsidiary Loan Commitments under the Subsidiary Facility.

            (b) Any Bank may at any time sell or grant participations in its Commitment, or the obligations owing to or from any Person existing under this Agreement; provided, however, that (i) as between such Bank and the Borrower, the existence of such participations shall not give rise to any direct rights or obligations between the Borrower and the participants; (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations;
(iii) the Borrower, the Managing Agents, the Facility Agents and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement; and (iv) no such sale or grant of a participation shall, without the consent of the Borrower, require the Borrower to file a registration statement with the Securities and Exchange Commission or apply to qualify the Commitments or the Loans under the securities laws of any state.

            (c) If an assignment is made by any Bank in accordance with the provisions of paragraph (a) above, upon acceptance and recording by the Administrative Agent, and approval by the Borrower, where applicable, of each Notice of Assignment and Acceptance, (i) the assignee thereunder shall become a party to this Agreement and the Borrower shall release and discharge the assigning Bank from its duties, liabilities or obligations under this Agreement to the extent the same are so assigned and delegated by such Bank, provided that no such consent, release or discharge shall have effect until the Borrower shall have received a fully executed copy of the Notice of Assignment and Acceptance relating to such assignment and (ii) Schedule II shall be deemed amended to give effect to such assignment. The Borrower agrees that each such disposition will give rise to a direct obligation of the Borrower to any such assignee.

            (d) The Borrower authorizes each Bank to disclose to any prospective assignee or participant and any assignee or participant any and all financial information in such Bank's possession concerning the Borrower and this Agreement; provided, however, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information relating to the Borrower received by it from such Bank in accordance with Section 12.10.

            (e) Any Bank which sells or grants participations in any Loans or its Commitment may not grant to the participants the right to vote other than on amendments, consents, waivers, modifications or other actions which change the principal amount of, postpone the scheduled maturity of, or decrease the interest rates applicable to, any Loans under, or increase the amount of, such Commitment (except with respect to participating Affiliates actually controlled by, controlling or under common control with, such Bank); provided, however, that as between the Bank and the Borrower, only the Bank shall be entitled to cast such votes.

            (f) No participant in any Bank's rights or obligations shall be entitled to receive any greater payment under Section 4.5 or 4.7 than such Bank would have been entitled to receive with respect to the rights participated, and no participation shall be sold or granted to any Person as to which the events specified in Section 4.6 have occurred on or before the date of participation.

            (g) The Administrative Agent shall maintain at its address referred to in Section 12.2 a copy of each Notice of Assignment and Acceptance received by it and a register, containing the terms of each Notice of Assignment and Acceptance, for the recordation of the names and addresses of each Bank and the Commitment of, and principal amount of the Loans owing to, each Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Banks, the Facility Agents and the Managing Agents may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower, any Bank, any Facility Agent or any Managing Agent at any reasonable time and from time to time upon reasonable prior notice.

            12.8. GOVERNING LAW; SEVERABILITY. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. WHEREVER POSSIBLE, EACH PROVISION OF THIS AGREEMENT SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS AGREEMENT SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS AGREEMENT.

            12.9. SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

            (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

            (b) The Borrower irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address specified for notices in or pursuant to Section 12.2 hereof, such service to become effective 30 days after such mailing.

            (c) Nothing contained in this Section 12.9 shall affect the right of any Managing Agent, any Facility Agent or any Bank to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

            (d) Each of the parties hereto waives any right it may have to trial by jury in any proceeding arising out of this Agreement.

            12.10. Confidentiality. Each Bank, each Managing Agent and each Facility Agent agrees to keep confidential information obtained by it pursuant hereto (or otherwise obtained from the Borrower in connection with this Agreement) confidential in accordance with such Person's customary practices and agrees that it will only use such information in connection with the transactions contemplated by this Agreement and not disclose any of such information other than (i) to such Person's employees, counsel, representatives and agents who are or are expected to be involved in the evaluation of such information in connection with the transactions contemplated by this Agreement and who in each case agree to be bound by the provisions of this sentence, (ii) to the extent that disclosure by such Person is required, or to the extent that such Person has been advised by counsel that disclosure is required, in order to comply with any law, regulation or judicial order or requested or required by bank regulators or auditors or other Governmental Authority, (iii) to assignees or participants of the Loans or Commitments or potential assignees or participants of the Loans or Commitments who in each case agree in writing to be bound by the provisions of this sentence or (iv) to the extent that such information has otherwise been disclosed or made public other than by such Person, or such Person's employees, counsel, representatives or agents, in violation of this Section 12.10.

            12.11. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

            12.12. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed as of the date first above written.

                              VIACOM INC., as Borrower


                              By:_____________________________
                                 Name:
                                 Title:

                              Managing Agents


                              THE BANK OF NEW YORK, as Managing Agent, the Documentation Agent and a Bank



                              By:_________________________________________
                                 Name:
                                 Title:


                              CITIBANK, N.A., as Managing Agent, the
                              Administrative Agent and a Bank



                              By:_________________________________________
                                 Name:
                                 Title:


                              MORGAN GUARANTY TRUST COMPANY OF
                              NEW YORK, as Managing Agent and a Bank



                              By:_________________________________________
                                 Name:
                                 Title:


                              BANK OF AMERICA NT&SA, as Managing
                              Agent, a Syndication Agent and a Bank



                              By:_________________________________________
                                 Name:
                                 Title:

                              THE CHASE MANHATTAN BANK, as Managing
                              Agent and a Bank



                              By:_________________________________________
                                 Name:
                                 Title:

                              Agents

                              BANK OF MONTREAL, CHICAGO BRANCH,
                              as Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              THE BANK OF NOVA SCOTIA, as Agent and a
                              Bank



                              By:_________________________________________
                                 Name:
                                 Title:


                              BANK OF TOKYO-MITSUBISHI TRUST
                              COMPANY, as Agent and a Bank



                              By:_________________________________________
                                 Name:
                                 Title:


                              BARCLAYS BANK PLC, as Agent and a Bank



                              By:_________________________________________
                                 Name:
                                 Title:

                              CANADIAN IMPERIAL BANK OF
                              COMMERCE, as Agent and a Bank



                              By:_________________________________________
                                 Name:
                                 Title:


                              CREDIT LYONNAIS, NEW YORK BRANCH, as
                              Agent and a Bank



                              By:_________________________________________
                                 Name:
                                 Title:


                              THE DAI-ICHI KANGYO BANK LTD., NEW
                              YORK BRANCH, as Agent and a Bank



                              By:_________________________________________
                                 Name:
                                 Title:

                              DEUTSCHE BANK AG, NEW YORK AND/OR
                              CAYMAN ISLANDS BRANCH, as Agent and a
                              Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              By:_________________________________________
                                 Name:
                                 Title:


                              THE FIRST NATIONAL BANK OF CHICAGO,
                              as Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              THE FIRST NATIONAL BANK OF BOSTON, as
                              Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:

                              THE FUJI BANK, LIMITED, as Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              GULF INTERNATIONAL BANK, as Agent and a
                              Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              By:_________________________________________
                                 Name:
                                 Title:


                              THE INDUSTRIAL BANK OF JAPAN, LTD., as
                              Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              LTCB TRUST COMPANY, as Agent and a
                              Bank


                              By:_________________________________________
                                 Name:
                                 Title:

                              MELLON BANK, N.A., as Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              THE MITSUBISHI TRUST AND BANKING
                              CORP, as Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              NATIONSBANK OF TEXAS N.A., as Agent and a
                              Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              ROYAL BANK OF CANADA, as Agent and a
                              Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              THE SAKURA BANK, LTD, as Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:

                              THE SANWA BANK, LTD., as Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              SOCIETE GENERALE, NEW YORK BRANCH,
                              as Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              THE TOKAI BANK, LIMITED, as Agent and as a
                              Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              TORONTO DOMINION (NEW YORK), INC., as
                              Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              UNION BANK, as Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:

                              Co-Agents


                              BANKERS TRUST COMPANY, as Co-Agent and
                              a Bank



                              By:_________________________________________
                                 Name:
                                 Title:


                              CREDIT SUISSE FIRST BOSTON, as Co-Agent
                              and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              By:_________________________________________
                                 Name:
                                 Title:


                              FIRST UNION NATIONAL BANK OF NORTH
                              CAROLINA, as Co-Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:

                              FLEET BANK (f.k.a. NATWEST BANK N.A.),
                              as Co-Agent and a Bank



                              By:_________________________________________
                                 Name:
                                 Title:


                              THE SUMITOMO BANK, LIMITED, NEW
                              YORK BRANCH, as Co-Agent and a Bank



                              By:_________________________________________
                                 Name:
                                 Title:


                              UNION BANK OF SWITZERLAND,
                              NEW YORK BRANCH, as Co-Agent and a Bank



                              By:_________________________________________
                                 Name:
                                 Title:


                              By:_________________________________________
                                 Name:
                                 Title:

                              Banks


                              BANK OF HAWAII, as a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              BANQUE FRANCAISE DU COMMERCE
                              EXTERIEUR, as a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              By:_________________________________________
                                 Name:
                                 Title:


                              BANQUE NATIONALE DE PARIS, as a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              By:_________________________________________
                                 Name:
                                 Title:

                              BANQUE PARIBAS, NEW YORK BRANCH, as
                              Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              By:_________________________________________
                                 Name:
                                 Title:


                              BAYERISCHE VEREINSBANK AG, as a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              By:_________________________________________
                                 Name:
                                 Title:


                              CAISSE NATIONALE DE CREDIT AGRICOLE,
                              as a Bank


                              By:_________________________________________
                                 Name:
                                 Title:

                              COMPAGNIE FINANCIERE DE CIC ET DE
                              L'UNION EUROPEENE, as a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              By:_________________________________________
                                 Name:
                                 Title:


                              FIRST HAWAIIAN BANK, as a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              HIBERNIA NATIONAL BANK, as a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              LLOYDS BANK,  as a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              By:_________________________________________
                                 Name:
                                 Title:

                              PNC BANK, as a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              RIGGS NATIONAL BANK, as a Bank

                              By:_________________________________________
                                 Name:
                                 Title:


                              THE TOYO TRUST & BANKING CO. LTD., as a
                              Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              VAN KAMPEN AMERICAN CAPITAL PRIME
                              RATE INCOME TRUST, as a Bank


                              By:_________________________________________
                                 Name:
                                 Title:

                              WELLS FARGO BANK, N.A., as a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              By:_________________________________________
                                 Name:
                                 Title:


                              THE YASUDA TRUST & BANKING CO., LTD,
                              as a Bank


                              By:_________________________________________
                                 Name:
                                 Title:

                              MERRILL LYNCH SENIOR FLOATING FUND,
                              INC.


                              By:_________________________________________
                                 Name:
                                 Title:

                              Syndications Agents


                              JP MORGAN SECURITIES INC., as a Syndication
                              Agent



                              By:_________________________________________
                                 Name:
                                 Title:


                              BANK OF AMERICA NT&SA, as a
                              Syndication Agent



                              By:_________________________________________
                                 Name:
                                 Title:

================================================================================

                                  $100,000,000

                   AMENDED AND RESTATED VII CREDIT AGREEMENT,

                                   dated as of

                                 March 26, 1997,

                                      among

                           VIACOM INTERNATIONAL INC.,

                             as Subsidiary Borrower,

                             THE BANKS NAMED HEREIN,

                                    as Banks,

                              THE BANK OF NEW YORK,

                                 CITIBANK, N.A.,

                          MORGAN GUARANTY TRUST COMPANY
                                  OF NEW YORK,

                             BANK OF AMERICA NT&SA,

                                       and

                            THE CHASE MANHATTAN BANK

                               as Managing Agents,

                              THE BANK OF NEW YORK,

                           as the Documentation Agent,

                                 CITIBANK, N.A.,

                          as the Administrative Agent,

                           JP MORGAN SECURITIES INC.,

                                       and

                              BANK OF AMERICA NT&SA

                           as the Syndication Agents,

                         THE BANKS IDENTIFIED AS AGENTS
                         ON THE SIGNATURE PAGES HEREOF,

                                   as Agents,

                                       and

                        THE BANKS IDENTIFIED AS CO-AGENTS
                         ON THE SIGNATURE PAGES HEREOF,

                                  as Co-Agents

================================================================================

                                TABLE OF CONTENTS

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

      1.1.   Defined Terms...........................................  1
      1.2.   Computation of Time Periods............................. 13
      1.3.   Accounting Terms........................................ 13


                                   ARTICLE II

                    AMOUNT AND TERMS OF THE SUBSIDIARY LOANS

      2.1.   The Subsidiary Loans.................................... 13
      2.2.   Making the Subsidiary Loans............................. 13
      2.3.   Repayment of the Subsidiary Loans....................... 15
      2.4.   Optional Prepayments of the Subsidiary Loans............ 15


                                   ARTICLE III

                   CONVERSION, INTEREST, PAYMENTS, FEES, ETC.

      3.1.   Conversion/Continuation Option.......................... 15
      3.2.   Interest................................................ 16
      3.3.   Interest Rate Determination and Protection.............. 17
      3.4.   Fees.................................................... 17
      3.5.   Increased Costs......................................... 18
      3.6.   Illegality.............................................. 20
      3.7.   Capital Adequacy........................................ 20
      3.8.   Payments and Computations............................... 21
      3.9.   Sharing of Payments, Etc................................ 22
      3.10.  Replacement Banks....................................... 22


                                   ARTICLE IV

                              CONDITIONS OF LENDING

      4.1.   Conditions Precedent to the Effectiveness of this
               Agreement............................................. 23
      4.2.   Additional Conditions Precedent to the Making of the
               Subsidiary Loans...................................... 24

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

      5.1.   Representations and Warranties in Parent Facility....... 24


                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

      6.1.   Compliance with Laws, Etc............................... 25
      6.2.   Payment of Taxes, Etc................................... 25
      6.3.   Maintenance of Insurance................................ 25
      6.4.   Preservation of Corporate Existence, Etc................ 25
      6.5.   Books and Access........................................ 26
      6.6.   Maintenance of Properties, Etc.......................... 26
      6.7.   Application of Proceeds................................. 26
      6.8.   Reporting Requirements.................................. 26


                                   ARTICLE VII

                               NEGATIVE COVENANTS

      7.1.   Liens, Etc.............................................. 27
      7.2.   Transactions with Affiliates............................ 27
      7.3.   Margin Stock............................................ 27
      7.4.   Subsidiary Indebtedness................................. 27
      7.5.   Other Restrictions on Indebtedness...................... 27


                                  ARTICLE VIII

                                EVENTS OF DEFAULT

      8.1.   Events of Default....................................... 27

                                   ARTICLE IX

                   THE MANAGING AGENTS AND THE FACILITY AGENTS

      9.1.    Authorization and Action............................... 30
      9.2.    Managing Agents' and Facility Agents' Reliance, Etc.... 31
      9.3. The Bank of New York, Citibank, N.A., Morgan Guaranty Trust Company of New York, Bank of America NT&SA and
               Their Affiliates...................................... 31
      9.4.    Bank Credit Decision................................... 32
      9.5.    Determinations Under Sections 4.1 and 4.2.............. 32
      9.6.    Indemnification........................................ 32
      9.7.    Successor Facility Agents.............................. 33


                                    ARTICLE X

                                  MISCELLANEOUS

      10.1.   Amendments, Etc........................................ 33
      10.2.   Notices, Etc........................................... 34
      10.3.   No Waiver; Remedies.................................... 34
      10.4.   Costs; Expenses; Indemnities........................... 35
      10.5.   Right of Set-Off....................................... 36
      10.6.   Binding Effect......................................... 37
      10.7.   Assignments and Participations; Additional Banks....... 37
      10.8.   Majority Banks are Third Party Beneficiaries........... 39
      10.9.   Governing Law; Severability............................ 39
      10.10.  Submission to Jurisdiction; Waiver of  Jury Trial...... 39
      10.11.  Confidentiality........................................ 40
      10.12.  Section Titles......................................... 40
      10.13.  Execution in Counterparts.............................. 40


                                    Schedules

      Schedule I            - Lending Offices
      Schedule II           - Subsidiary Commitments
      Schedule 1.1          - Guarantees in Effect on the Date of
                              this Agreement


                                    Exhibits

      Exhibit A             - Form of Notice of Borrowing

      Exhibit B             - Form of VII Guarantee
      Exhibit C             - Form of Parent Guarantee
      Exhibit D             - Form of Notice of Conversion or
                              Continuation
      Exhibit E             - Form of Opinion of Michael D. Fricklas
      Exhibit F             - Form of Assignment and Acceptance

            AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 26, 1997, which amends and restates the Credit Agreement, dated as of July 1, 1994, as amended (the "Existing Subsidiary Agreement", as amended and restated hereby, this "Agreement") among VIACOM INTERNATIONAL INC. a Delaware corporation (the "Subsidiary Borrower"), the Bank parties hereto from time to time, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, THE BANK OF AMERICA NT&SA, as a Managing Agent and a Syndication Agent, THE CHASE MANHATTAN BANK, as a Managing Agent, JP MORGAN SECURITIES INC., as a Syndication Agent, the Banks identified as Agents on the signature pages hereof, as Agents, and the Banks identified as Co-Agents on the signature pages hereof, as Co-Agents.


                              W I T N E S S E T H:

            WHEREAS, the Subsidiary Borrower is a direct Subsidiary of Viacom (as hereinafter defined); and

            WHEREAS, simultaneously herewith, the Banks, the Managing Agents, the Facility Agents (as hereinafter defined), the Agents and the Co-Agents are entering into the Parent Facility (as hereinafter defined), pursuant to which the Banks will continue to provide senior debt financing to Viacom; and

            WHEREAS, the Subsidiary Borrower has requested that the Banks amend and restate the Existing Subsidiary Agreement to continue to provide senior debt financing for the Subsidiary Borrower and the Banks are willing to amend and restate the Existing Subsidiary Agreement on the terms of this Agreement and to make funds available for such purposes, but only upon the terms and subject to the conditions contained herein;

            NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto hereby agree that the Existing Subsidiary Agreement is amended and restated in its entirety as follows:


                                    ARTICLE I

                    DEFINITIONS AND ACCOUNTING TERMS

            1.1. Defined Terms. As used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "Administrative Agent" means Citibank, N.A., in its capacity as the Administrative Agent, or any successor in such capacity.

            "Affiliate" means, as to any Person, any Subsidiary of such Person and any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of management and policies of any Person, whether through the ownership of voting securities, by contract or otherwise.

            "Agents" means each of the Banks identified as Agents on the signature pages hereof.

            "Agreement" means this Amended and Restated VII Credit Agreement, as modified, amended or supplemented from time to time.

            "Applicable Eurodollar Rate Margin" shall mean on any date the percentage set forth below opposite the Credit Rating applicable to Viacom on such date:

CREDIT RATING                                 MARGIN
-------------                                 ------

A-/A3 or better                               0.275%
BBB+/Baa1                                     0.300%
BBB/Baa2                                      0.375%
BBB-/Baa3                                     0.425%
BB+/Ba1                                       0.600%
BB/Ba2                                        0.700%
BB-/Ba3 or lower                              1.000%

; provided, however, that if the ratings assigned by S&P and Moody's shall differ, the Credit Rating shall be the rating which is the higher rating. Any change in the Credit Rating of Viacom shall be effective to adjust the applicable Eurodollar Rate Margin as of the date such change is announced by the applicable Rating Agency.

            "Applicable Lending Office" means, with respect to each Bank, its Domestic Lending Office in the case of a Base Rate Loan, and its Eurodollar Lending Office in the case of a Eurodollar Rate Loan.

            "Arranger" means each of The Bank of New York, Citicorp Securities, Inc., JP Morgan Securities Inc., BancAmerica Securities, Inc. and Chase Securities Inc.

            "Banks" means the lenders listed on the signature pages hereof, and such other lenders as may become parties hereto from time to time pursuant to
Section 10.7.

            "Base Rate" means, for any day, a fluctuating interest rate per annum as shall be in effect for such day, which rate per annum shall be equal at all times to the higher of

            (a) the rate of interest announced publicly by the Administrative Agent in New York, New York as the Administrative Agent's base rate in effect for such day; or

            (b) the Federal Funds Rate for such day plus 1/2 of one percent per annum;

provided, however, that if the higher of the Credit Ratings assigned by S&P and Moody's to Viacom shall be BB-/Ba3 or lower (or, if such Credit Ratings differ by more than one level, the rating that is one rating level immediately above the lower of such ratings, shall be BB-/Ba3 or lower), then the Base Rate shall be equal at all times to the sum of (x) the higher of the foregoing rates plus
(y) 1/2 of one percent per annum.

            "Base Rate Loan" means any Subsidiary Loan or portion thereof that bears interest with reference to the Base Rate.

            "Business Day" means a day of the year on which banks are not required or authorized to close in New York City and, if the applicable Business Day relates to a Eurodollar Rate Loan, a day on which dealings are also carried on in Dollars in the London interbank market.

            "Capitalized Lease" means, as applied to any Person, any lease of property by such Person as lessee which should be capitalized on a balance sheet of such Person prepared in accordance with GAAP, other than leases of satellite transponders.

            "Co-Agents" means each of the Banks identified as Co-Agents on the signature pages hereof.

            "Code" means the Internal Revenue Code of 1986 (or any successor legislation thereto), as amended from time to time.

            "Commercial Paper" means any unsecured promissory note of Viacom or Viacom International with a maturity at the time of issuance not exceeding nine months, exclusive of days of grace, issued by Viacom or Viacom International pursuant to a commercial paper program of either.

            "Commitment Fee" has the meaning specified in Section 3.4.

            "Credit Rating" means the most recent rating of the long-term senior unsecured debt of Viacom announced by Moody's or S&P or, in the event that either or both cease the issuance of debt ratings generally, such other rating agency or rating agencies agreed to by the Majority Banks.

            "Default" means any event which with the passing of time or the giving of notice or both would become an Event of Default.

            "Documentation Agent" means The Bank of New York, in its capacity as the Documentation Agent, or any successor in such capacity.

            "Dollars" and the sign "$" each mean the lawful money of the United States of America.

            "Domestic Lending Office" means, with respect to any Bank, the office of such Bank specified as its "Domestic Lending Office" opposite its name on Schedule I or such other office of such Bank as such Bank may from time to time specify to the Subsidiary Borrower and the Administrative Agent.

            "Environmental Law" means the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. ss. 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. ss. 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss. 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. ss. 2601 et seq.), and the Occupational Safety and Health Act (29 U.S.C. ss. 651 et seq.), in each case as amended or supplemented from time to time, and any analogous future federal or present or future state or local statutes, including, without limitation, transfer of ownership notification statutes such as the New Jersey Environmental Cleanup Responsibility Act (N.J. Stat. Ann. ss. 13:1K-6 et seq.) and the Connecticut Industrial Transfer Law of 1985 (Conn. Gen. Stat. ss. 22a-134 et seq.) and the regulations promulgated pursuant thereto.

            "Equity" means all shares, options, equity interests, general or limited partnership interests, joint venture interests or participations or other equivalents (regardless of how designated) of or in a corporation, partnership or other entity, whether voting or non-voting, and including, without limitation, common stock, preferred stock, purchase rights, warrants or options for any of the foregoing.

            "ERISA" means the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto) and the rules and regulations promulgated thereunder, as amended from time to time.

            "ERISA Affiliate" shall mean a corporation, partnership or other entity which is considered one employer with Subsidiary Borrower under Section 4001 of ERISA or Section 414 of the Code.

            "Eurocurrency Liabilities" has the meaning specified in Regulation
D.

            "Eurodollar Lending Office" means, with respect to any Bank, the office of such Bank specified as its "Eurodollar Lending Office" opposite its name on Schedule I (or, if no such office is specified, its Domestic Lending Office) or such other office of such Bank as such Bank may from time to time specify to the Subsidiary Borrower and the Administrative Agent.

            "Eurodollar Rate" means, for any Interest Period, the rate of interest per annum determined by the Administrative Agent to be the offered rate per annum at which deposits in Dollars appears on the Telerate Page 3750 (or any successor page) as of 11:00 A.M. (London time), or in the event such offered rate is not available from the Telerate Page, the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rates offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time), two Business Days before the first day of such Interest Period for deposit in dollars in an amount substantially equal to the aggregate Eurodollar Rate Loans to which such Interest Period relates and for a period equal to such Interest Period.

            "Eurodollar Rate Loan" means any Subsidiary Loan or portion thereof that bears interest at a rate determined with reference to the Eurodollar Rate.

            "Eurodollar Rate Reserve Percentage" means, for any Bank for any Interest Period, the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under Regulation D for determining the actual reserve requirement incurred by such Bank (including, without limitation, any emergency, supplemental or other marginal reserve requirement) with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

            "Event of Default" has the meaning specified in Section 8.1.

            "Existing Subsidiary Credit Agreement" means the Credit Agreement, dated as of July 1, 1994, as amended through the date hereof, among Viacom International, the other subsidiary borrowers referred to therein, and the banks, the agent and the co-agent parties thereto.

            "Facility Agents" means each of the Administrative Agent, the Documentation Agent and the Syndication Agents.

            "FCC" means the Federal Communications Commission, or any successor thereto.

            "FCC License" means, with respect to the Subsidiary Borrower or any of its Subsidiaries, any radio, television or other license, Permit, certificate of compliance or authorization issued by the FCC and required for the operation of its respective radio and television broadcast stations.

            "Federal Funds Rate" means, for any day, a fluctuating interest rate per annum equal for such day to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

            "Final Judgment" has the meaning specified in Section 8.1(g).

            "Fiscal Quarter" means any three month period ending March 31, June 30, September 30 or December 31.

            "Fiscal Year" means each twelve-month period ending December 31.

            "Franchise" means a franchise, authorization or right by contract to construct, own, operate or otherwise exploit any cable television facility operated by the Subsidiary Borrower or any of its Subsidiaries, granted by any Governmental Authority.

            "Funding Date" means the date on which the conditions set forth in Sections 4.1 and 4.2 are satisfied or waived and the Subsidiary Loans are made hereunder.

            "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time and set forth in the rules, regulations, opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession and which are applicable to the circumstances as of the date of determination.

            "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "Guarantor Subsidiary" means Viacom International.

            "Indebtedness" of any Person means at any date, without duplication,
(i) all obligations of such Person for borrowed money (including, without limitation, in the case of the Subsidiary Borrower, the obligations of the Subsidiary Borrower for borrowed money under this Agreement), (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of Property or services, except as provided below, (iv) all obligations of such Person as lessee under Capitalized Leases, (v) all Indebtedness of others secured by a Lien on any Property of such Person, whether or not such Indebtedness is assumed by such Person, (vi) all Indebtedness of others directly or indirectly guaranteed or otherwise assumed by such Person, including any obligations of others endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted or sold with recourse by such Person, or in respect of which such Person is otherwise directly or indirectly liable, including, without limitation any Indebtedness in effect guaranteed by such Person through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation, or to maintain the solvency or any balance sheet or other financial condition of the obligor of such obligation, provided that Indebtedness of Viacom and its Subsidiaries (including the Subsidiary Borrower) shall not include (a) guarantees in existence on the date hereof of Indebtedness of discontinued operations, and (b) guarantees of Indebtedness that are identified on Schedule
1.1 hereto and that arise from commitments in existence at September 29, 1994 (in each of cases (a) and (b), only if such guarantees are not extended by Viacom or any of its Subsidiaries (including the Subsidiary Borrower) after September 29, 1994 or in the case of any increase in commitments, only the amount of the increase in such existing commitments shall be included in Indebtedness) (vii) all obligations of such Person as issuer, customer or account party under letters of credit or bankers' acceptances that are either drawn or that back financial obligations that would otherwise be Indebtedness; provided, however, that in each of the foregoing clauses (i) through (vii), Indebtedness shall not include obligations (other than under this Agreement or the Parent Facility) specifically with respect to the production, distribution and acquisition of motion pictures or other programming rights, talent or publishing rights.

            "Indemnified Liability" has the meaning specified in Section
10.4(b).

            "Indemnified Person" has the meaning specified in Section 10.4(b).

            "Interest Period" means, (a) in the case of Base Rate Loans, the period commencing on the date such Subsidiary Loans are made or on the date of conversion of such Subsidiary Loans from Eurodollar Rate Loans and ending on the last day of each Fiscal Quarter, and (b) in the case of Eurodollar Rate Loans,
(i) initially, the period commencing on the date such Subsidiary Loans are made or on the date of conversion of such Subsidiary Loans or portions thereof from Base Rate Loans and ending one, two, three or six months thereafter, as selected by the applicable Subsidiary Borrower in its

Notice of Borrowing or Notice of Conversion or Continuation given to the Administrative Agent pursuant to Section 2.2 or 3.1, as the case may be, and
(ii) thereafter, if such Subsidiary Loans are renewed, in whole or in part, as Eurodollar Rate Loans pursuant to Section 3.1, the period commencing on the last day of the immediately preceding Interest Period therefor and ending one, two, three or six months thereafter, as selected by the applicable Subsidiary Borrower in its Notice of Conversion or Continuation given to the Administrative Agent pursuant to Section 3.1, subject, however, to the following:

             (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless the result of such extension for any Eurodollar Rate Loan would be to extend such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

            (ii) any Interest Period in respect of Eurodollar Rate Loans that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

            (iii) no Interest Period may extend beyond the Termination Date;

            (iv) a Subsidiary Borrower may not select any Interest Period in respect of Subsidiary Loans in an aggregate amount less than $5,000,000; and

            (v) there shall be outstanding at any one time no more than 5 Interest Periods in the aggregate.

            "IRS" means the Internal Revenue Service, or any successor thereto.

            "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement.

            "Loan Documents" means, collectively, this Agreement, the Parent Facility, the VII Guarantee and the Parent Guarantee.

            "Loan Parties" means each of Viacom, and the Subsidiary Borrower.

            "Majority Banks" means, at any time, Banks having at least 51% of the aggregate amount of (x) the Subsidiary Commitments and (y) the Commitments under (and as defined in) the Parent Facility, taken together and voting as a single group; provided, however, that, for purposes of this definition, if the Subsidiary Commitment or

Commitment of any Bank shall have been terminated, the then aggregate unpaid principal amount of Subsidiary Loans of such Bank hereunder and Loans of such Bank under (and as defined in) the Parent Facility shall be deemed to be such Bank's Subsidiary Commitment or Commitment, as the case may be.

            "Managing Agents" means each of The Bank of New York, Citibank, N.A., Morgan Guaranty Trust Company of New York, Bank of America NT&SA and The Chase Manhattan Bank, N.A. acting in such capacity.

            "Margin Stock" has the meaning specified in Regulation U.

            "Material Adverse Change" means a change that has resulted or would result in a Material Adverse Effect.

            "Material Adverse Effect" means a material adverse effect on the business, financial condition, operations or Properties of Viacom and its Subsidiaries taken as a whole.

            "Material Credit Agreement Change" means a change that has materially adversely affected or would materially adversely affect the legality, validity or enforceability of any payment obligation of Viacom or Viacom International.

            "Material Subsidiary" of any Person means any "significant subsidiary" of such Person as defined in Regulation S-X, as amended from time to time, promulgated under the Securities Act of 1933, as amended.

            "Moody's" means Moody's Investors Service, Inc.

            "Multiemployer Plan" means a multiemployer plan, as defined in
Section 4001(a)(3) of ERISA, to which the Subsidiary Borrower, any of its Subsidiaries or any ERISA Affiliate of the Subsidiary Borrower is making, is obligated to make, has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

            "NAI" means National Amusements, Inc., a Maryland corporation.

            "Notice of Assignment and Acceptance" has the meaning specified in
Section 10.7(a).

            "Notice of Borrowing" means a notice of a Subsidiary Borrower substantially in the form of Exhibit A hereto specifying therein (i) the date of the proposed Subsidiary Borrowing to be made by the Subsidiary Borrower, (ii) the aggregate amount of such proposed Subsidiary Borrowing, (iii) the amount of such Subsidiary

Borrowing, if any, requested to be Eurodollar Rate Loans and (iv) the initial Interest Period or Interest Periods for any such Eurodollar Rate Loans.

            "Notice of Conversion or Continuation" has the meaning specified in
Section 3.1.

            "Original Funding Date" means the "Initial Funding Date", as defined in the Existing Subsidiary Agreement.

            "Parent Facility" means the Amended Restated Credit Agreement, dated as of the date hereof, among Viacom, the banks parties thereto from time to time, The Bank of New York, Citibank, N.A., Morgan Guaranty Trust Company of New York, Bank of America NT&SA and The Chase Manhattan Bank, as Managing Agents, The Bank of New York, as the Documentation Agent, Citibank, N.A., as the Administrative Agent, JP Morgan Securities Inc. and Bank of America NT&SA, as Syndication Agents, the banks identified as Agents on the signature pages thereof, as Agents, and the banks identified as Co-Agents on the signature pages thereof, as Co-Agents.

            "Parent Guarantee" means the guarantee by Viacom of the obligations of the Subsidiary Borrower pursuant to this Agreement substantially in the form of Exhibit C hereto.

            "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

            "Pension Plan" means an employee pension benefit plan, as defined in
Section 3(2) of ERISA (other than a Multiemployer Plan), which is not an individual account plan, as defined in Section 3(34) of ERISA, and which the Subsidiary Borrower, any of its Subsidiaries or any ERISA Affiliate of the Subsidiary Borrower now or in the future maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

            "Permit" means any permit, approval, authorization, license, variance or permission required from a Governmental Authority under an applicable Requirement of Law.

            "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or Governmental Authority.

            "Plan" shall mean an employee benefit plan as defined in Section 3(3) of ERISA which is maintained or contributed to by the Subsidiary Borrower or an ERISA Affiliate of the Subsidiary Borrower.

            "Property" means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible, including, without limitation, the right to use, transmit, display, license or otherwise temporarily or permanently benefit from the possession of, control of or access to any film, television program, trademark, trade name, copyright, service mark or any other type of intellectual or intangible property.

            "Qualified Plan" means an employee pension benefit plan, as defined in Section 3(2) of ERISA, which is intended to be tax-qualified under Section 401(a) of the Code, and which the Subsidiary Borrower, any of its Subsidiaries or any ERISA Affiliate of the Subsidiary Borrower now or in the future maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

            "Ratable Portion" means, with respect to any Bank, the percentage obtained by dividing the amount of such Bank's Subsidiary Commitment by the aggregate amount of all the Subsidiary Commitments of all the Banks.

            "Reference Banks" means The Bank of New York, Citibank, N.A., The Chase Manhattan Bank, Morgan Guaranty Trust Company of New York and Bank of America NT&SA.

            "Register" has the meaning specified in Section 10.7(g) hereof.

            "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System (or any successor thereto), as in effect from time to time, or any successor thereto.

            "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System (or any successor thereto), as in effect from time to time, or any successor thereto.

            "Requirements of Law" means all federal, state and local laws, rules, regulations, orders, decrees or other determinations of an arbitrator, court or other Governmental Authority, including the requirements of ERISA and Environmental Law.

            "Responsible Officer" of any Person means any of the officers of such Person listed in the certificate delivered to the Managing Agents pursuant to Section 4.1(c) or otherwise notified to the Administrative Agent as being authorized to execute and deliver documents and certificates and otherwise act on behalf of such Person in all matters (other than financial matters) arising under this Agreement or any other Loan Document.

            "S&P" means Standard & Poor's Ratings Group.

            "Subsidiary" means, with respect to any Person, any corporation, partnership or other business entity of which more than 50% of the outstanding Equity having ordinary voting power to elect a majority of the board of directors of such entity (irrespective of whether, at the time, Equity of any other class or classes of such entity shall have or might have voting power by reason of the happening of any contingency) is, or of which more than 50% of the interests in which are, at the time, directly or indirectly, owned by such Person and/or one or more Subsidiaries of such Person.

            "Subsidiary Borrower" has the meaning specified in the recitals hereof.

            "Subsidiary Borrowing" means a borrowing by the Subsidiary Borrower consisting of Subsidiary Loans made on the same day by the Banks ratably according to their respective Subsidiary Commitments.

            "Subsidiary Commitment" has the meaning specified in Section 2.1(a).

            "Subsidiary Loan" means a loan made to the Subsidiary Borrower pursuant to Section 2.1.

            "Syndication Agents" means each of JP Morgan Securities Inc. and Bank of America NT&SA acting in such capacity, or any successor in such capacity.

            "Termination Date" means the earliest of (i) July 1, 2002, (ii) the date of the earlier termination in whole of all of the Subsidiary Commitments pursuant to the terms hereof, including pursuant to Section 8.1 and (iii) the date on which the Parent Facility is terminated.

            "Title IV Plan" means a Pension Plan, other than a Multiemployer Plan, which is covered by Title IV of ERISA.

            "Viacom" means Viacom Inc., a Delaware corporation, or any successor thereto.

            "Viacom International" means Viacom International Inc., a Delaware corporation.

            "Viacom Total Leverage Ratio" means the Total Leverage Ratio as defined in and calculated in accordance with the Parent Facility.

            "VII Guarantee" means the guarantee by Viacom International of the obligations of Viacom pursuant to the Parent Facility, substantially in the form of Exhibit C to the Parent Facility.

            "Withdrawal Liability" means, as to any Person, at any time, the aggregate amount of the liabilities, if any, of such Person pursuant to Section 4201 of ERISA.

            1.2. Computation of Time Periods. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including".

            1.3. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP.


                                   ARTICLE II

                    AMOUNT AND TERMS OF THE SUBSIDIARY LOANS

            2.1. The Subsidiary Loans. (a) The Subsidiary Loans. On the terms and subject to the conditions contained in this Agreement, each Bank severally agrees to make (or continue) a Subsidiary Loan on the Funding Date to the Subsidiary Borrower in the amount set forth opposite such Bank's name as such Bank's "Subsidiary Commitment" for the Subsidiary Borrower (as adjusted from time to time by reason of assignments in accordance with the provisions of
Section 10.7, such Bank's "Subsidiary Commitment").

            (b) Evidence of Debt. (i) Each Bank shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Subsidiary Borrower to each Bank resulting from the Subsidiary Loan made by such Bank to the Subsidiary Borrower, including the amounts of principal and interest payable and paid to such Bank from time to time hereunder.

            (ii) The Register maintained by the Administrative Agent pursuant to
Section 10.7(g) shall include a "Subsidiary Loan control account" for the Subsidiary Borrower and for each Bank, in which accounts shall be recorded (A) the amount of each Bank's Subsidiary Loans (B) the date on which the Subsidiary Loans were made, (C) the amount of any principal or interest due and payable or to become due and payable from the Subsidiary Borrower to each Bank with respect to the Subsidiary Borrower's Subsidiary Loans hereunder and (D) the amount of any sum received by the Administrative Agent from the Subsidiary Borrower with respect to Subsidiary Loans made to it hereunder and each Bank's Ratable Portion thereof.

            (iii) The entries made in the Register shall be conclusive and binding for all purposes, absent manifest error.

            2.2. Making the Subsidiary Loans. (a) The Subsidiary Borrowing shall be made upon receipt of a Notice of Borrowing, given by the Subsidiary Borrower to the

Administrative Agent not later than 9:30 A.M. (New York City time) on the Funding Date, in the event such Subsidiary Borrowing is to be comprised of Base Rate Loans, and (ii) 11:00 A.M. (New York City time) on the third Business Day prior to the Initial Funding Date, in the event such Subsidiary Borrowing is to be comprised of Eurodollar Rate Loans.

            (b) The Administrative Agent shall give to each Bank prompt notice (but in any event on the same day) of its receipt of a Notice of Borrowing and, if Eurodollar Rate Loans are properly requested in such Notice of Borrowing, upon its determination thereof, notice of the applicable interest rate under
Section 3.2. Each Bank shall, before 11:00 A.M. (or in the case of a Subsidiary Borrowing being made on the same day, before 12:00 noon) (New York City time) on the date of the proposed Subsidiary Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at its address referred to in Section 10.2, in immediately available funds, such Bank's Ratable Portion of each such proposed Subsidiary Borrowing. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article IV, the Administrative Agent will make such funds available to the Subsidiary Borrower at the Administrative Agent's aforesaid address.

            (c) Each Notice of Borrowing pursuant to this Section 2.2 shall be irrevocable and binding on the Subsidiary Borrower. In the case of a proposed Subsidiary Borrowing comprised of Eurodollar Rate Loans to the Subsidiary Borrower, the Subsidiary Borrower shall indemnify each Bank against any loss, cost or expense incurred by such Bank as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing the applicable conditions set forth in Article IV, including, without limitation, any loss (excluding loss of the margin payable in accordance with Section 3.2 on the amount of principal not borrowed as a result of such failure), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund any Eurodollar Rate Loan to be made by such Bank to the Subsidiary Borrower as part of any such proposed Subsidiary Borrowing when such Eurodollar Rate Loan, as a result of such failure, is not made on such date.

            (d) Unless the Administrative Agent shall have received notice from a Bank prior to the date of any proposed Subsidiary Borrowing pursuant to this
Section 2.2 that such Bank will not make available to the Administrative Agent such Bank's Ratable Portion of such Subsidiary Borrowing, the Administrative Agent may assume that such Bank has made such Ratable Portion available to the Administrative Agent on the date of such Subsidiary Borrowing in accordance with this Section 2.2 and the Administrative Agent may, in reliance upon such assumption, make available to the Subsidiary Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such Ratable Portion available to the Administrative Agent and the Administrative Agent has so made available such amount, such Bank and the Subsidiary Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Subsidiary Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Subsidiary Borrower, the interest rate applicable at the time to the Subsidiary Loans comprising such Subsidiary Borrowings and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Subsidiary Loan as part of any such Subsidiary Borrowing for purposes of this Agreement. If the Subsidiary Borrower shall repay to the Administrative Agent such corresponding amount, such payment shall not relieve such Bank of any obligation it may have to the Subsidiary Borrower hereunder.

            (e) The failure of any Bank to make any Subsidiary Loan to be made by it to the Subsidiary Borrower shall not relieve any other Bank of its obligation, if any, hereunder to make its Subsidiary Loan to the Subsidiary Borrower on the date of such Subsidiary Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Subsidiary Loan to be made by such other Bank to the Subsidiary Borrower.

            2.3. Repayment of the Subsidiary Loans. The Subsidiary Borrower shall pay the entire principal amount of the Subsidiary Loans of each Bank in full on, or prior to, the Termination Date.

            2.4. Optional Prepayments of the Subsidiary Loans. The Subsidiary Borrower may, upon at least three Business Days' prior notice (or at least one Business Day's prior notice in the case of Base Rate Loans) to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment of, and if such notice is given shall, prepay the outstanding principal amount of the Subsidiary Loans, in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that the Subsidiary Borrower shall indemnify the Banks pursuant to Section 10.4(c) in the event that any prepayment of any Eurodollar Rate Loans shall be made on a day other than the last day of an Interest Period. Amounts borrowed under Section 2.1 and prepaid pursuant to this
Section 2.5 may not be reborrowed. Any partial prepayment may be allocated to scheduled installments of the Subsidiary Loans in any manner requested by the Subsidiary Borrower. Upon any prepayment of the Subsidiary Loans, the Subsidiary Commitment shall be reduced to the amount of the prepayment.


                                   ARTICLE III

                   CONVERSION, INTEREST, PAYMENTS, FEES, ETC.

            3.1. Conversion/Continuation Option. The Subsidiary Borrower may elect (i) at any time to convert Base Rate Loans or any portion thereof to Eurodollar Rate Loans or (ii) at the end of any Interest Period with respect thereto, to convert Eurodollar Rate Loans or any portion thereof into Base Rate Loans, or to continue such Eurodollar

Rate Loans or any portion thereof as Eurodollar Rate Loans for an additional Interest Period; provided, however, that the aggregate of the Eurodollar Rate Loans so converted or so continued for each Interest Period must be in the amount of $5,000,000 or an integral multiple of $5,000,000 in excess thereof. Each such election shall be in substantially the form of Exhibit E hereto (a "Notice of Conversion or Continuation") and shall be made by giving the Administrative Agent at least one Business Day's, in the case of a conversion to a Base Rate Loan, and three Business Days', in the case of a conversion to or a continuation of a Eurodollar Rate Loan, prior written notice thereof specifying
(A) the amount and type of conversion or continuation, (B) in the case of a conversion to or a continuation of Eurodollar Rate Loans, the Interest Period therefor, and (C) in the case of a conversion, the date of conversion (which date shall be a Business Day and, if a conversion from a Eurodollar Rate Loan, shall also be the last day of the Interest Period therefor). The Administrative Agent shall promptly (but in any event on the same day) notify each Bank of its receipt of a Notice of Conversion or Continuation and of the contents thereof. Notwithstanding the foregoing, no conversion in whole or in part of Base Rate Loans to Eurodollar Rate Loans, and no continuation in whole or in part of Eurodollar Rate Loans upon the expiration of any Interest Period therefor, shall be permitted at any time at which an Event of Default shall have occurred and be continuing. If, within the time period required under the terms of this Section 3.1, the Administrative Agent does not receive a Notice of Conversion or Continuation from the Subsidiary Borrower containing an election to continue all or any portion of the Eurodollar Rate Loans for an additional Interest Period or to convert all or any portion of such Subsidiary Loans, then, upon the expiration of the Interest Period therefor, such Subsidiary Loans or the portions thereof for which an election to continue or convert has not been made will be automatically converted to Base Rate Loans. Each Notice of Conversion or Continuation shall be irrevocable.

            3.2. Interest. The Subsidiary Borrower shall pay interest on the unpaid principal amount of each Subsidiary Loan from the date thereof until the principal amount thereof shall be paid in full, at the following rates per annum:

            (a) Base Rate Loans. For Base Rate Loans, at a rate per annum equal at all times to the Base Rate in effect from time to time, payable quarterly in arrears on the last day of each September, December, March and June, on the Termination Date and on the date any Base Rate Loan is converted or paid in full.

            (b) Eurodollar Rate Loans. For Eurodollar Rate Loans, at a rate per annum equal at all times during the applicable Interest Period for each Eurodollar Rate Loan to the sum of the Eurodollar Rate for such Interest Period plus the Applicable Eurodollar Rate Margin, payable in arrears (i) on the last day of such Interest Period and (ii) if such Interest Period has a duration of more than three months, on each day during such Interest Period that occurs every three months from the first day of such Interest Period.

            (c) Default Rate of Interest. If any amount of principal of any Subsidiary Loan to the Subsidiary Borrower is not paid when due, whether at stated maturity, by acceleration or otherwise, the interest rate applicable to any such amount shall be increased by 2.00% per annum, payable on demand, and if any interest, fee or other amount payable by the Subsidiary Borrower hereunder is not paid when due, such amount shall bear interest at a rate per annum equal at all times to the Base Rate in effect from time to time plus 2% per annum payable on demand.

            3.3. Interest Rate Determination and Protection. (a) In the event that the Eurodollar Rate is not available from the Telerate Page, the Eurodollar Rate for each Interest Period for Eurodollar Rate Loans shall be determined by the Administrative Agent on the basis of applicable rates furnished to and received by the Administrative Agent from the Reference Banks two Business Days before such Interest Period. Each Reference Bank agrees to furnish to the Administrative Agent timely information for the purpose of determining each Eurodollar Rate. If any of the Reference Banks shall not furnish such timely information to the Administrative Agent for the purpose of determining any such interest rate, the Administrative Agent shall determine such interest rate on the basis of timely information furnished by the other Reference Bank or Reference Banks.

            (b) The Administrative Agent shall give prompt notice to the Subsidiary Borrower and the Banks of the applicable interest rate determined by the Administrative Agent for purposes of Section 3.2(a) or (b), and the applicable rate, if any, furnished by each Reference Bank for the purpose of determining the applicable interest rate under Section 3.2(b).

            (c) If, with respect to Eurodollar Rate Loans, the Majority Banks determine in good faith and notify the Administrative Agent that the Eurodollar Rate for any Interest Period will not adequately reflect the cost to such Banks of making such Subsidiary Loans to the Subsidiary Borrower or funding or maintaining their respective Eurodollar Rate Loans for such Interest Period, the Administrative Agent shall forthwith so notify the Subsidiary Borrower and the Banks, whereupon

            (i) each Eurodollar Rate Loan will automatically, on the last day of the then existing Interest Period therefor, convert into a Base Rate Loan unless the Majority Banks notify the Administrative Agent that the circumstances causing such conversion no longer exist and the Subsidiary Borrower delivers a timely Notice of Conversion or Continuation with respect to such Subsidiary Loans; and

            (ii) the obligations of the Banks to make Eurodollar Rate Loans or to convert Subsidiary Loans into Eurodollar Rate Loans shall be suspended until the Administrative Agent shall notify the Subsidiary Borrower and the Banks that the circumstances causing such suspension no longer exist.

            3.4. Fees: Viacom has agreed to pay to the Banks, Managing Agents, Facility Agents, Agents, Co-Agents and Arrangers certain fees which are earned on the date of the signing of this Agreement and payable on the Funding Date as separately agreed.

            3.5. Increased Costs. (a) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements included in the Eurodollar Rate Reserve Percentage) in, or in the interpretation of, any law or regulation or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost (other than with respect to income, franchise or withholding taxes or other taxes of a similar nature) to any Bank of agreeing to make or making, funding or maintaining any Eurodollar Rate Loans to the Subsidiary Borrower, then (A) such Bank shall, as soon as such Bank becomes aware of such increased cost, but in any event not later than 60 days after such increased cost was incurred, deliver to the Subsidiary Borrower and the Administrative Agent a certificate stating
(1) the actual amount of such increased cost incurred by such Bank and (2) that it is such Bank's customary practice, from and after the date of this Agreement, to charge its borrowers for increased costs incurred by it; (B) the Subsidiary Borrower shall, within 30 days after its receipt of such certificate, at its sole option, either (1) pay to the Administrative Agent for the account of such Bank amounts sufficient to compensate such Bank for the increased cost incurred by it as set forth in the certificate referred to above or (2) replace such Bank in accordance with the provisions of Section 3.10, provided that if the Subsidiary Borrower does not exercise the option specified in clause (2) above within 30 days after receipt of the certificate referred to above, then (x) such Bank shall deliver to the Subsidiary Borrower and the Administrative Agent a second certificate stating the increased cost incurred by such Bank and (y) the Subsidiary Borrower shall promptly upon receipt of such second certificate pay to the Administrative Agent for the account of such Bank amounts sufficient to compensate such Bank for such increased cost; and (C) such Bank shall use its reasonable best efforts to designate another of its then existing offices as its Applicable Lending Office if the making of such designation would, without any detrimental effect to such Bank, avoid the need for, or reduce the amount of, future increased costs which are probable of being incurred by such Bank. The amount of increased costs payable by the Subsidiary Borrower to any Bank as stated in any such certificate delivered pursuant to the provisions of this
Section 3.5(a) shall be conclusive and binding for all purposes, absent manifest error. In determining any such amount, such Bank may use reasonable averaging and attribution methods. If the Subsidiary Borrower so notifies the Administrative Agent within five Business Days after receipt of any certificate delivered to the Subsidiary Borrower pursuant to the provisions of this Section 3.5(a), the Subsidiary Borrower may either (x) prepay in full all Eurodollar Rate Loans of such Bank then outstanding in accordance with Section 3.8 and, additionally, reimburse such Bank for such increased cost in accordance with this Section 3.5(a) or (y) convert all Eurodollar Rate Loans of all Banks then outstanding into Base Rate Loans in accordance with Section 3.1 and, additionally, reimburse such Bank for such increased cost in accordance with this Section 3.5(a).

            (b) If any Bank shall be required under Regulation D to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities with respect to the Subsidiary Loans, then (i) such Bank shall, within 60 days after the end of any Interest Period with respect to any Eurodollar Rate Loan during which such Bank was so required to maintain such reserves, deliver to the Subsidiary Borrower and the Administrative Agent a certificate stating (A) that such Bank was required to maintain reserves and as a result such Bank incurred additional costs in connection with making Eurodollar Rate Loans to the Subsidiary Borrower, (B) in reasonable detail, such Bank's computations of the amount of additional interest payable by the Subsidiary Borrower pursuant to the provisions of Section 3.5(b)(ii) and (C) that it is such Bank's customary practice, from and after the date of this Agreement, to charge its borrowers for reserves so maintained by it, and (ii) the Subsidiary Borrower shall, promptly upon receipt of any such certificate, pay to the Administrative Agent, for the account of such Bank, additional interest on the unpaid principal amount of each Eurodollar Rate Loan of such Bank to the Subsidiary Borrower outstanding during the Interest Period with respect to which the above-referenced certificate was delivered to the Subsidiary Borrower, at a rate per annum equal to the difference obtained by subtracting (x) the Eurodollar Rate for such Interest Period from (y) the rate obtained by dividing such Eurodollar Rate by a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Bank for such Interest Period. The amount of interest payable by the Subsidiary Borrower to any Bank as stated in any certificate delivered to the Subsidiary Borrower and the Administrative Agent pursuant to the provisions of this Section 3.5(b) shall be conclusive and binding for all purposes, absent manifest error.

            (c) The payments required under Sections 3.5(a) and (b) are in addition to any other payments and indemnities required under this Agreement.

            3.6. Illegality. Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation, in each case after the date hereof, shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Bank or its Eurodollar Lending Office to make Eurodollar Rate Loans or to continue to fund or maintain Eurodollar Rate Loans, then, on notice thereof and demand therefor by such Bank to the Subsidiary Borrower through the Administrative Agent, (i) the obligation of such Bank to make or to continue Eurodollar Rate Loans and to convert Base Rate Loans into Eurodollar Rate Loans shall be suspended until such Bank through the Administrative Agent shall notify the Subsidiary Borrower that the circumstances causing such suspension no longer exist and (ii) the Subsidiary Borrower shall forthwith prepay in full all Eurodollar Rate Loans of such Bank then outstanding, together with interest accrued thereon, unless the Subsidiary Borrower, within five Business Days of such notice and demand, converts all Eurodollar Rate Loans of all Banks then outstanding into Base Rate

Loans in accordance with the notice periods of Section 3.1; provided, however, that before making any such demand, each Bank agrees to use its reasonable best efforts to designate another of its then existing offices as its Applicable Lending Office if the making of such a designation would, without any detrimental effect to such Bank, cause the making of Eurodollar Rate Loans to not be subject to this Section 3.6.

            3.7. Capital Adequacy. If any Bank shall, at any time, reasonably determine that (a) the adoption (i) after the date of this Agreement, of any capital adequacy guidelines or (ii) at any time, of any other applicable law, government rule, regulation or order regarding capital adequacy of banks or bank holding companies, (b) any change in (I) any of the foregoing or (II) the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency or (c) compliance with any policy, guideline, directive or request regarding capital adequacy (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) of any Governmental Authority, central bank or comparable agency, would have the effect of reducing the rate of return on the capital of such Bank to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration the policies of such Bank with respect to capital adequacy in effect immediately before such adoption, change or compliance) and (x) such reduction is as a consequence of the Subsidiary Commitment of, or the making, converting or continuing of any Subsidiary Loans to the Subsidiary Borrower by, such Bank hereunder and (y) such reduction is reasonably deemed by such Bank to be material, then (1) such Bank shall deliver to the Subsidiary Borrower and the Administrative Agent a certificate stating the reduction in the rate of return such Bank will in the future suffer as a result of its Subsidiary Commitment or the making, converting or continuing any Subsidiary Loans by it hereunder and (2) the Subsidiary Borrower shall, within 30 days after its receipt of such certificate, at its sole option, either (A) pay to the Administrative Agent for the account of such Bank from time to time as specified by such Bank such amount as shall be sufficient to compensate such Bank for such reduced return, or (B) replace such Bank in accordance with the provisions of Section 3.10; provided, however, that if the Subsidiary Borrower does not exercise the option specified in clause (B) above within 30 days after receipt of the certificate referred to above, then (1) such Bank shall deliver to the Subsidiary Borrower and the Administrative Agent a second certificate stating the reduction in the rate of return of such Bank and (2) the Subsidiary Borrower shall promptly pay, as specified by such Bank, to the Administrative Agent for the account of such Bank amounts sufficient to compensate such Bank for the reduction in its rate of return. The amount stated in any certificate delivered to the Subsidiary Borrower pursuant to the provisions of this Section
3.7 shall be conclusive and binding for all purposes, absent manifest error. In determining any such amount, such Bank may use reasonable averaging and attribution methods. The payments required under this Section 3.7 are in addition to any other payments and indemnities required hereunder.

            3.8. Payments and Computations. (a) The Subsidiary Borrower shall make each payment payable by it hereunder not later than 11:00 A.M. (New York City time) on the day when due, in Dollars, to the Administrative Agent at its address referred to in Section 10.2 in immediately available funds without set-off or counterclaim. The Administrative Agent will promptly thereafter (but in any event on the same day) cause to be distributed like funds relating to the payment of principal or interest or fees ratably (other than amounts payable pursuant to Section 3.5, 3.6 or 3.7) to the Banks for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Bank to such Bank for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Payment received by the Administrative Agent after 11:00 A.M. (New York City time) shall be deemed to be received on the next Business Day; provided, however, that the Administrative Agent shall use its reasonable best efforts to invest any amounts so received by the Administrative Agent in overnight investments satisfactory to the Subsidiary Borrower, and any earnings on any such investments shall be for the Subsidiary Borrower's account and may be credited against any interest payable hereunder during such period.

            (b) All computations of the Commitment Fee or of interest based on the rate of interest specified in clause (a) of the definition of Base Rate and of fees shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate or the Federal Funds Rate shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest and fees are payable. All computations of the Commitment Fee shall be based on the aggregate average daily unused Subsidiary Commitment of each Bank. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

            (c) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be.

            (d) Unless the Administrative Agent shall have received notice from the Subsidiary Borrower prior to the date on which any payment is due to the Banks hereunder that the Subsidiary Borrower will not make such payment in full, the Administrative Agent may assume that the Subsidiary Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Subsidiary Borrower shall not have so made such payment in full to the Administrative Agent, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate.

            3.9. Sharing of Payments, Etc. If any Bank shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Subsidiary Loans made by it (other than pursuant to Section 3.5, 3.6 or 3.7) in excess of its Ratable Portion of payments on account of the Subsidiary Loans obtained by all the Banks, such Bank shall forthwith purchase from the other Banks such participations in such Subsidiary Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase from each Bank shall be rescinded and each such Bank shall repay to the purchasing Bank the purchase price to the extent of such recovery together with an amount equal to such Bank's ratable share (according to the proportion of (i) the amount of such Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Subsidiary Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 3.9 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Subsidiary Borrower in the amount of such participation.

            3.10. Replacement Banks. Upon the election of the Subsidiary Borrower to replace any Bank pursuant to the provisions of Section 3.5(a)(B)(2) or 3.7(2)(B), the Subsidiary Borrower shall provide to the Administrative Agent a notice setting forth the replacement Bank or Banks, and the Bank being so replaced shall take all actions as may be necessary to transfer to such replacement Bank or Banks all of the rights and obligations of such Bank hereunder (with appropriate provisions for other amounts due to the Bank being replaced) and such replacement Bank or Banks shall pay to the Bank being so replaced the amount outstanding of all Subsidiary Loans made by such Bank hereunder, all as though such replacement Bank or Banks were an assignee or assignees of such Bank to which such Bank were making an assignment in accordance with the provisions of Section 10.7.


                                   ARTICLE IV

                              CONDITIONS OF LENDING

            4.1. Conditions Precedent to the Effectiveness of this Agreement. The making of the Subsidiary Loans hereunder upon the effectiveness of this Agreement is subject to satisfaction of the conditions precedent that the Managing Agents shall have received the following, in form and substance satisfactory to the Managing Agents, and in sufficient copies for each Bank that requests a copy:

            (a) Certified copies of (i) the resolutions of the Board of Directors of each Loan Party approving each Loan Document to which it is a party (as such Loan Document may be amended through the date hereof), and
      (ii) all documents evidencing any other necessary corporate action and required governmental and any third party approvals, licenses and consents with respect to each Loan Document to which it is a party.

            (b) A copy of the certificate of incorporation of each Loan Party certified as of a recent date by the Secretary of State of such Person's jurisdiction of incorporation, together with certificates of such official attesting to the good standing of such Loan Party, and a copy of the By-Laws of each such Person certified by its Secretary or one of its Assistant Secretaries.

            (c) A certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party who have been authorized to execute and deliver each Loan Document to which it is a party and each other document and certificate to be executed or delivered hereunder on behalf of such Person.

            (d) A favorable opinion of Michael D. Fricklas, Senior Vice President and Deputy General Counsel of Viacom, in substantially the form of Exhibit E hereto.

            (e) A duly executed Parent Facility.

            (f) A duly executed Parent Guarantee.

            (g) A duly executed VII Guarantee.

            4.2. Additional Conditions Precedent to the Making of the Subsidiary Loans. The effectiveness of this Agreement and the making of the Subsidiary Loans simultaneously hereunder is subject to the further conditions precedent that on the date of such Subsidiary Loans the following statements shall be true :

            (a) The Loans under (and as defined in) the Parent Facility shall be made simultaneously with the making of such Subsidiary Loans.

            (b) The Subsidiary Borrower shall have paid all costs, accrued and unpaid fees and expenses referred to in Sections 3.4 and 10.4 (including, without limitation, the legal fees and expenses referred to in Section 10.4(a)), in each case to the extent then due and payable.

            (c) All Indebtedness (including all theretofore accrued but unpaid Commitment Fees and interest) of Viacom International and the other "Subsidiary Borrowers" under the Existing Agreement, and the Existing Subsidiary Credit

      Agreement shall have been (or shall simultaneously be) either repaid or refinanced pursuant to the terms of this Agreement.

            (d) Before and after giving effect thereto and to the application of the proceeds therefrom, the representations and warranties of Viacom contained in the Parent Facility (other than those stated to be made as of a particular date) are true and correct in all material respects on and as of such date as though made on and as of such date.

            (e) Before and after giving effect thereto and to the application of the proceeds therefrom, no event has occurred and is continuing, or would result from the Subsidiary Loans being made on such date, which constitutes a Default or an Event of Default.

The acceptance by the Subsidiary Borrower of the proceeds of such Subsidiary Loan shall constitute a representation and warranty by the Subsidiary Borrower that on the date of such Subsidiary Loan such statements are true.


                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

            5.1. Representations and Warranties in Parent Facility. To induce the Banks to enter into this Agreement, the Subsidiary Borrower represents and warrants to the Banks that each of the representations and warranties of Viacom in the Parent Facility is true and correct.


                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

            As long as any of the Subsidiary Loans shall remain unpaid or any Bank shall have any Subsidiary Commitment hereunder, unless otherwise agreed by the written consent of the Majority Banks:

            6.1. Compliance with Laws, Etc. The Subsidiary Borrower shall comply, and cause each of its Subsidiaries to comply, in all material respects with all Requirements of Law, all FCC Licenses and Franchises except such non-compliance as would not have a Material Adverse Effect or result in a Material Credit Agreement Change.

            6.2. Payment of Taxes, Etc. The Subsidiary Borrower and any consolidated, combined or unitary group which includes the Subsidiary Borrower or any of its Subsidiaries shall pay and discharge, and cause each Subsidiary of the Subsidiary Borrower to pay and discharge, before the same shall become delinquent, all lawful claims, taxes, assessments and governmental charges or levies except where contested in good faith, by proper proceedings, and where adequate reserves therefor have been established on the books of the Subsidiary Borrower or such Subsidiary in accordance with GAAP.

            6.3. Maintenance of Insurance. The Subsidiary Borrower shall maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Subsidiary Borrower or such Subsidiary operates. The Subsidiary Borrower will furnish to the Administrative Agent from time to time such information as may be requested as to such insurance.

            6.4. Preservation of Corporate Existence, Etc. The Subsidiary Borrower shall preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its respective corporate existence; provided, however, that the corporate existence of any Subsidiary of a Subsidiary Borrower (other than any Guarantor Subsidiary) may be terminated if, in the good faith judgment of the board of directors or the chief financial officer of the Subsidiary Borrower, such termination is in the best interest of the Subsidiary Borrower and such termination would not have a Material Adverse Effect; and provided further, however, that Viacom may merge into Viacom International, with Viacom International as the surviving corporation, provided that upon the effectiveness of such merger, Viacom International shall assume, pursuant to an instrument satisfactory to the Managing Agents, the obligations of Viacom under the Parent Facility and under the other Loan Documents.

            6.5. Books and Access. The Subsidiary Borrower shall, and shall cause each of its Subsidiaries to, keep proper books of record and accounts in conformity with GAAP, and upon reasonable notice and at such reasonable times during usual business hours as often as may be reasonably requested, permit representatives of the Administrative Agent, at its own initiative or at the request of any Bank, to make inspections of its Properties, to examine its books, accounts and records and make copies and memoranda thereof and to discuss its affairs and finances with its officers or directors and independent public accountants.

            6.6. Maintenance of Properties, Etc. The Subsidiary Borrower shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its Properties which are used or useful in the conduct of its business in good working order and condition and, from time to time make or cause to be made all appropriate repairs, renewals and replacements, except where the failure to do so would not have a Material Adverse Effect.

            6.7. Application of Proceeds. The Subsidiary Borrower shall use the proceeds of the Subsidiary Loans for general corporate purposes.

            6.8. Reporting Requirements. The Subsidiary Borrower shall furnish to the Administrative Agent for distribution to the Banks:

            (a) from time to time as the Administrative Agent may reasonably request, copies of such statements, lists of Property, accounts, budgets, forecasts, reports or information prepared by or for the Subsidiary Borrower or within the control of the Subsidiary Borrower;

            (b) promptly upon the Subsidiary Borrower or any of its Subsidiaries learning of (i) any Event of Default or any Default, or (ii) any Material Adverse Change or Material Credit Agreement Change, telephonic or telegraphic notice specifying the nature of such Event of Default, Default, Material Adverse Change or Material Credit Agreement Change, including the anticipated effect thereof, which notice shall be promptly confirmed in writing within five days;

            (c) from time to time, such other information and materials as the Administrative Agent may reasonably request.


                                   ARTICLE VII

                               NEGATIVE COVENANTS

            So long as any of the Subsidiary Loans shall remain unpaid or any Bank shall have any Subsidiary Commitment hereunder, without the written consent of the Majority Banks:

            7.1. Liens, Etc. The Subsidiary Borrower shall not, directly or indirectly, create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any Lien upon or with respect to any of its Properties, whether now owned or hereafter acquired, or assign, or permit any of its Subsidiaries to assign, any right to receive income, in each case to secure or provide for the payment of any Indebtedness of any Person, other than as permitted under the Parent Facility.

            7.2. Transactions with Affiliates. The Subsidiary Borrower shall not engage in, nor shall it permit any of its Subsidiaries to engage in, any transaction with an Affiliate of the Subsidiary Borrower or of such Subsidiary other than as permitted under the Parent Facility.

            7.3. Margin Stock. The Subsidiary Borrower shall not permit more than twenty-five percent (25%) of the value, within the meaning of Regulation U, as determined by any reasonable method, of the assets of the Subsidiary Borrower and its Subsidiaries to be Margin Stock, nor will the Subsidiary Borrower use the proceeds of any Subsidiary Loan to purchase or carry any Margin Stock in violation of Regulation U.

            7.4. Subsidiary Indebtedness. The Subsidiary Borrower shall not permit any of its Subsidiaries to incur Indebtedness for borrowed money other than Indebtedness permitted pursuant to Section 9.6 of the Parent Facility.

            7.5. Other Restrictions on Indebtedness. The Subsidiary Borrower shall not incur Indebtedness for borrowed money maturing earlier than six months after the Commitment Termination Date other than (a) Commercial Paper, (b) up to $500 million at any time outstanding (less the aggregate amount outstanding under 9.6(c) of the Parent Facility scheduled to mature earlier than six months after the Commitment Termination Date) and on terms no more onerous than the terms hereof.


                                  ARTICLE VIII

                                EVENTS OF DEFAULT

            8.1. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

            (a) The Subsidiary Borrower or any other Loan Party shall fail to pay (i) any principal when due in accordance with the terms and provisions of this Agreement or any other Loan Document, or (ii) any interest on any amounts due hereunder or thereunder, or any fee or any other amount due hereunder or thereunder within three Business Days after the same becomes due and payable; or

            (b) Any representation or warranty made by any Loan Party in this Agreement or any other Loan Document or by any Loan Party (or any of its officers) in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect when made; or

            (c) Any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Agreement or any other Loan Document, which failure or change shall remain unremedied for fifteen days after the earlier of the date on which (i) telephonic or telegraphic notice thereof shall have been given to the Administrative Agent by the Subsidiary Borrower pursuant to Section 6.8(b), or (ii) written notice thereof shall have been given to the Subsidiary Borrower by the Administrative Agent or any Bank; or

            (d) Any Loan Party or any of its Subsidiaries shall fail to pay any principal of, or premium or interest on, any Indebtedness in an aggregate principal amount of $50,000,000 or more (excluding Indebtedness hereunder) taken together with all other Indebtedness of Viacom or any of its Subsidiaries (including the Subsidiary Borrower or any of its Subsidiaries) with respect to which any such failure shall have occurred, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness or to terminate any commitment to lend; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof and, with respect to all of the foregoing, after the expiration of any applicable grace period or the giving of any required notice or both; provided, however, that no extension of any grace period applicable to any such Indebtedness shall be taken into account for the purposes of this subsection (d); or

            (e) There shall occur and be continuing an Event of Default under (and as defined in) the Parent Facility; or

            (f) Viacom, or any of its Material Subsidiaries or any other Loan Party shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or any proceedings shall be instituted by or against Viacom, any of its Material Subsidiaries or any other Loan Party seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for a material part of its Properties employed in its business or any writ, attachment, execution or similar process shall be issued or levied against a material part of the Properties employed in its business or any of its Subsidiaries, and, in the case of any such proceedings instituted against Viacom, or any of its Material Subsidiaries or any other Loan Party (but not instituted by it), either such proceedings shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceedings shall occur; or Viacom or any of its Material Subsidiaries or any other Loan Party shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

            (g) Any order for the payment of money or judgment of any court, not appealable or not subject to certiorari or appeal (a "Final Judgment"), which, with other outstanding Final Judgments and any such judgments against Viacom or any of its Subsidiaries other than the Subsidiary Borrower, exceeds an aggregate of $50,000,000 shall be rendered against the Subsidiary Borrower or any of its Material Subsidiaries and, within 60 days after entry thereof, such Final Judgment shall not have been discharged; or

            (h) (i) With respect to any Plan, a final determination is made that a prohibited transaction within the meaning of Section 4975 of the Code or
      Section 406 of ERISA occurred which results in direct or indirect liability of the Subsidiary Borrower or any of its Material Subsidiaries,
      (ii) with respect to any Title IV Plan, the filing of a notice to voluntarily terminate any such plan in a distress termination, (iii) with respect to any Multiemployer Plan, the Subsidiary Borrower, any of its Material Subsidiaries or any of its or their ERISA Affiliates shall incur any Withdrawal Liability, or (iv) with respect to any Qualified Plan, the Subsidiary Borrower, any of its Material Subsidiaries or any of its or their ERISA Affiliates shall incur an accumulated funding deficiency or request a funding waiver from the IRS; provided, however, that the events listed in clauses (i)-(iv) hereof shall constitute Events of Default only if the liability, deficiency or waiver request of the Subsidiary Borrower, any of its Material Subsidiaries or any of its or their ERISA Affiliates, together with any such liability, deficiency or waiver request of Viacom or any of its Material Subsidiaries (other than the Subsidiary Borrower), as finally determined, exceeds $25,000,000 in any case set forth in clauses (i)-(iv) above, or exceeds $25,000,000 in the aggregate for all such cases; and, provided further, however, that with respect to the events listed in clauses (i), (iii) and (iv) hereof there shall be no Event of Default if the liability of the Subsidiary Borrower, the relevant Material Subsidiary or the relevant ERISA Affiliate is satisfied in full or in accordance with the due dates therefor; or

            (i) NAI shall fail to own of record and beneficially not less than 51% of the outstanding stock having ordinary voting power to elect a majority of the board of directors of Viacom and such failure of NAI shall remain unremedied for fifteen days after the earlier of the date on which
      (A) telephonic or telegraphic notice thereof shall have been given to the Administrative Agent by the Subsidiary Borrower pursuant to Section 6.9, or (B) written notice thereof shall have been given to the Subsidiary Borrower by the Administrative Agent or any Bank; or

            (j) This Agreement or any other Loan Document shall cease to be valid or enforceable for any reason in any material respect;

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Majority Banks, by notice to the Subsidiary Borrower, declare the obligation of each Bank to make Subsidiary Loans to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Majority Banks, by notice to the Subsidiary Borrower, declare all amounts due under this Agreement and all interest thereon to be forthwith due and payable, whereupon all amounts due from the Subsidiary Borrower under this Agreement and all such interest and all such amounts shall become and be forthwith due and payable; provided, however, that upon an actual or deemed entry of an order for relief with respect to the Subsidiary Borrower or any of its Material Subsidiaries under the federal Bankruptcy Code, (A) the obligation of each Bank to make Subsidiary Loans to the Subsidiary Borrower shall automatically be terminated and (B) all amounts due from the Subsidiary Borrower under this Agreement and all such interest and all such amounts shall automatically and without further notice become and be due and payable. In addition to the remedies set forth above, the Administrative Agent may exercise any other remedies provided for by this Agreement in accordance with the terms hereof or any other remedies provided by applicable law.


                                   ARTICLE IX

                   THE MANAGING AGENTS AND THE FACILITY AGENTS

            9.1. Authorization and Action. Each Bank hereby appoints and authorizes each Facility Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such Facility Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement, no Facility Agent shall be required to exercise any discretion or take any action, but each shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Banks (or when expressly required hereunder, all the Banks), and such instructions shall be binding upon all Banks; provided, however, that no Facility Agent shall be required to take any action that exposes such Facility Agent to personal liability or that is contrary to this Agreement or applicable law. Each Facility Agent agrees to give to each Bank prompt notice of each notice given to it by the Subsidiary Borrower pursuant to the terms of this Agreement.

            9.2. Managing Agents' and Facility Agents' Reliance, Etc. Neither the Managing Agents, the Facility Agents, their Affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement, except for its own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, (i) any Managing Agent or Facility Agent may consult with legal counsel (including counsel to the Subsidiary Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) neither the Managing Agents nor the Facility Agents make any warranty or representation to any Bank and none of them shall be responsible to any Bank for any statements, warranties or representations made in or in connection with this Agreement; (iii) neither the Managing Agents nor the Facility Agents shall have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Subsidiary Borrower or to inspect the Properties (including the books and records) of the Subsidiary Borrower; (iv) neither the Managing Agents nor the Facility Agents shall be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (v) neither the Managing Agents nor the Facility Agents shall incur liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties. Neither the Agents nor the Co-Agents shall, in their respective capacities as such, have any duties under this Agreement other than those that they have in their capacities as Banks.

            9.3. The Bank of New York, Citibank, N.A., Morgan Guaranty Trust Company of New York, Bank of America NT&SA, and The Chase Manhattan Bank and Their Affiliates. With respect to the Subsidiary Commitments of The Bank of New York, Citibank, N.A., Morgan Guaranty Trust Company of New York, Bank of America NT&SA, The Chase Manhattan Bank, respectively, and the Subsidiary Loans made by each of them, each of The Bank of New York, Citibank, N.A., Morgan Guaranty Trust Company of New York, Bank of America NT&SA, and The Chase Manhattan Bank shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not a Managing Agent or Facility Agent, as the case may be; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include each of The Bank of New York, Citibank, N.A., Morgan Guaranty Trust Company of New York, Bank of America NT&SA, and The Chase Manhattan Bank in their individual capacities. Each of The Bank of New York, Citibank, N.A., Morgan Guaranty Trust Company of New York, Bank of America NT&SA, and The Chase Manhattan Bank and their Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Subsidiary Borrower, any of its Subsidiaries and any Person who may do business with or own securities of the Subsidiary Borrower or any such Subsidiary, all as if The Bank of New York, Citibank, N.A., Morgan Guaranty Trust Company of New York, Bank of America NT&SA, or The Chase Manhattan Bank, as the case may be, were not a Managing Agent or a Facility Agent, as the case may be, and without any duty to account therefor to the Banks.

            9.4. Bank Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Managing Agents, the Facility Agents, the Arrangers, the Agents, the Co-Agents or any other Bank, and based on the financial statements referred to in Article VII of the Parent Facility and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Managing Agents, the Facility Agents, the Arrangers, the Agents, the Co-Agents or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

            9.5. Determinations Under Sections 4.1 and 4.2. For purposes of determining compliance with the conditions specified in Sections 4.1 and 4.2, each Bank shall be deemed to have consented to, approved or accepted, or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Banks unless an officer of the Administrative Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Bank prior to the applicable Subsidiary Borrowing specifying its objection thereto (unless such objection shall have been withdrawn by notice to the Administrative Agent to that effect or such Bank shall have made available to the Administrative Agent such Bank's ratable portion of such Subsidiary Borrowing).

            9.6. Indemnification. Each Bank agrees to indemnify the Managing Agents, the Facility Agents, the Arrangers and their respective Affiliates, and their respective directors, officers, employees, agents and advisors (to the extent not reimbursed by the Subsidiary Borrower), ratably according to such Bank's Ratable Portion of the Subsidiary Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including, without limitation, fees and disbursements of legal counsel) of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against, any such Person in any way relating to or arising out of this Agreement or any action taken or omitted by any such Person under this Agreement; provided, however, that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from any such Person's gross negligence or willful misconduct or from any violation or alleged violation by any such Person or any other Bank of any law, rule or regulation or any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) or, with respect to any Managing Agent or Facility Agent, any conflict or alleged conflict between its rights and duties in its capacity as such or as a Bank under this Agreement and any other rights or duties it may have in any other capacity in which it may act in connection with the consummation of the transactions contemplated by this Agreement, whether or not such Bank is a party to such transactions. Without limitation of the foregoing, each Bank agrees to reimburse any such Person promptly upon demand for its ratable share of any out-of-pocket expenses (including fees and disbursements of one counsel) incurred by such Person in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that such Person is not reimbursed for such expenses by the Subsidiary Borrower.

            9.7. Successor Facility Agents. Any Facility Agent may resign at any time by giving written notice thereof to the Banks and the Subsidiary Borrower and may be removed at any time with or without cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor to such Facility Agent. If no successor to such Facility Agent shall have been so appointed by the Majority Banks, and shall have accepted such appointment, within 30 days after the retiring Facility Agent's giving of notice of resignation or the Majority Banks' removal of such retiring Facility Agent, then such retiring Facility Agent on behalf of the Banks, shall appoint a successor Facility Agent (which successor Facility Agent shall be a Bank or another commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000). Upon the acceptance of any appointment as a Facility Agent hereunder by any successor Facility Agent, such successor Facility Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Facility Agent, and such retiring Facility Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Facility Agent's resignation or removal hereunder, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Facility Agent.


                                    ARTICLE X

                                  MISCELLANEOUS

            10.1. Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Subsidiary Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing signed by all the Banks and consented to by all of the Banks as defined under the Parent Facility, do any of the following: (a) waive any of the conditions specified in Section 4.1 or 4.2; (b) increase the Subsidiary Commitments of the Banks or subject the Banks to any additional obligations; (c) change the principal of, or decrease the interest on, any amounts payable hereunder (or the Parent Guarantee) or reduce the amount of any Commitment Fee payable to the Banks hereunder or the Parent Guarantee; (d) postpone any date fixed for any scheduled payment of any Commitment Fee, or scheduled payment of principal of, or interest on, any amounts, payable hereunder or under the Parent Guarantee; (e) change the definition of Majority Banks; or (f) amend this
Section 10.1; and provided further, however, that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Persons required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement.

            10.2. Notices, Etc. Except as otherwise set forth herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopy or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered by hand, if to the Subsidiary Borrower, c/o Viacom Inc., 1515 Broadway, New York, New York 10036, Attention: Treasurer; if to any Bank, at its Domestic Lending Office specified opposite its name on Schedule I; and if to the Administrative Agent, at its address at 399 Park Avenue, 4th Floor, Zone 6, New York, New York 10043, Attention: David Clark; or, as to the Subsidiary Borrower, any Bank or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Subsidiary Borrower and the Administrative Agent. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, cabled or delivered, be effective when deposited in the mails, delivered to the telegraph company, confirmed by telex answerback, telecopied with confirmation of receipt, delivered to the cable company or delivered by hand to the addressee or its agent, respectively, except that notices and communications to the Administrative Agent pursuant to Article II or IX shall not be effective until received by the Administrative Agent.

            The Subsidiary Borrower hereby authorizes Viacom to deliver any written notices or requests contemplated hereunder on its behalf, and each other party hereto may rely upon any such notice or request from Viacom from time to time, until notice to the contrary is received in writing from the Subsidiary Borrower.

            10.3. No Waiver; Remedies. No failure on the part of any Bank, the Managing Agents or any Facility Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            10.4. Costs; Expenses; Indemnities. (a) The Subsidiary Borrower agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement, the other Loan Documents and the other documents to be delivered hereunder or thereunder, including, without limitation, the specified reasonable fees and out-of-pocket expenses of one counsel to the Managing Agents and the Facility Agents and the Arrangers with respect thereto and with respect to advising the Managing Agents, the Facility Agents and the Arrangers as to their rights and responsibilities under this Agreement, and all costs and expenses of the Managing Agents, the Facility Agents and the Banks (including, without limitation, reasonable counsel fees and expenses) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the other Loan Documents and the other documents to be delivered hereunder and thereunder.

            (b) The Subsidiary Borrower agrees to defend, indemnify and hold harmless each of the Managing Agents, the Facility Agents, the Arrangers and the Banks and their respective affiliates and their respective directors, officers, attorneys, agents, employees, successors and assigns (each, an "Indemnified Person") from and against any and all liabilities, obligations, losses, damages, penalties, actions, claims, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel of the Managing Agents, the Facility Agents, the Arrangers or the Banks) which may be incurred by or asserted or awarded against any Indemnified Person, in each case arising in any manner of or in connection with or by reason of the Merger, the Merger Agreement, the Tender Offer, this Agreement, the other Loan Documents, the Subsidiary Commitments or any undertakings in connection therewith, or the proposed or actual application of the proceeds of the Subsidiary Loans (all of the foregoing collectively, the "Indemnified Liabilities") and will reimburse each Indemnified Person on a current basis for all expenses (including counsel fees as they are incurred by such party) in connection with investigating, preparing or defending any such action, claim or suit, whether or not in connection with pending or threatened litigation irrespective of whether such Indemnified Person is designated a party thereto; provided that the Subsidiary Borrower shall not have any liability hereunder to any Indemnified Person with respect to Indemnified Liabilities which are determined by a final and nonappealable judgment of a court of competent jurisdiction to have arisen primarily from the gross negligence or willful misconduct of such Indemnified Person; and provided further, that if the Subsidiary Borrower has determined in good faith that such Indemnified Liabilities were primarily the result of such Indemnified Person's gross negligence or willful misconduct, they shall not be obligated to pay such Indemnified Liabilities until a court of competent jurisdiction has determined whether such Indemnified Person acted with gross negligence or willful misconduct. If for any reason the foregoing indemnification is unavailable to an Indemnified Person or insufficient to hold an Indemnified Person harmless, then each Subsidiary Borrower shall contribute to the amount paid or payable by such Indemnified Person as a result of any Indemnified Liability in such proportion as is appropriate to reflect not only the relative benefits received by the Subsidiary Borrower and each Managing Agent, each Facility Agent, each Arranger and each Bank, but also the relative fault of the Subsidiary Borrower and each Managing Agent, each Facility Agent, each Arranger and each Bank, as well as any other relevant equitable considerations. The foregoing indemnity shall be in addition to any rights that any Indemnified Person may have at common law or otherwise, including, but not limited to, any right to contribution.

            (c) If any Bank receives any payment of principal of, or is subject to a conversion of, any Eurodollar Rate Loan other than on the last day of an Interest Period relating to such Subsidiary Loan, as a result of any payment or conversion made by the Subsidiary Borrower or acceleration of the maturity of the amounts due under this Agreement pursuant to Section 8.1 or for any other reason, the Subsidiary Borrower shall, upon demand by such Bank (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Bank any amounts required to compensate such Bank for any additional losses, costs or expenses which it may reasonably incur as a result of such payment or conversion, including, without limitation, any loss (excluding loss of the margin payable in accordance with Section 3.2 on the amount of principal so paid, or any loss), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund or maintain such Subsidiary Loan. The foregoing obligations of the Subsidiary Borrower contained in paragraphs (a), (b) and (c) of this Section 10.4, and the obligations of the Subsidiary Borrower contained in Sections 3.5 and 3.7, shall survive the payment of the Subsidiary Loans.

            10.5. Right of Set-Off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 8.1 to authorize the Administrative Agent to declare all amounts under this Agreement due and payable pursuant to the provisions of Section 8.1 or the automatic acceleration of such amounts pursuant to the proviso to that Section, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Subsidiary Borrower against any and all of the obligations of the Subsidiary Borrower now or hereafter existing under this Agreement irrespective of whether or not such Bank shall have made any demand under this Agreement and although such obligations may be unmatured. Each Bank agrees promptly to notify the Subsidiary Borrower after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section 10.5 are in addition to any other rights and remedies (including, without limitation, any other rights of set-off) which such Bank may have.

            10.6. Binding Effect. Subject to Article IV hereunder, this Agreement shall become effective when it shall have been executed by the Subsidiary Borrower, each of the Managing Agents, each of the Facility Agents and each of the Arrangers and when the Managing Agents shall have been notified by each of the Banks that such Bank has executed it and thereafter shall be binding upon and inure to the benefit of the Subsidiary Borrower, each of the Managing Agents, each of the Facility Agents, each of the Arrangers and each of the Banks and their respective successors and assigns, except that (i) the Subsidiary Borrower shall have no right to assign its rights or obligations hereunder or any interest herein (and any such purported assignment shall be void) without the prior consent of the Banks (x) except in connection with any
(x) merger or consolidation permitted under Section 9.2 of the Parent Facility or (y) merger, consolidation or sale of assets consented to by the Managing Banks and (ii) no Bank may sell, transfer, assign, pledge or grant participations in any of its Subsidiary Loans or any of its rights or obligations hereunder except in accordance with Section 10.7 or as expressly required hereunder.

            10.7. Assignments and Participations; Additional Banks. (a) Any Bank may, at any time, with notice substantially in the form of Exhibit F hereto (each, a

"Notice of Assignment and Acceptance") delivered to the Administrative Agent for its acceptance and recording, together with a recording fee in the amount of $3,000, assign all or any part of its rights and obligations and delegate its duties under this Agreement (A) to any other Bank or any affiliate of any Bank which actually controls, is controlled by, or is under common control with such Bank or to any Federal Reserve Bank (in either case without limitation as to amount), or (B) with the prior consent of the Subsidiary Borrower (such consent not to be unreasonably withheld), to any other Person (but if in part, in a minimum amount that, taken together with amounts assigned to the same transferee under the Parent Facility, equals at least $25,000,000 or, if less, the balance of such Bank's Subsidiary Commitment); provided, however, that each assigning Bank must assign an identical percentage of its Subsidiary Loans and Subsidiary Loan Commitments under this Agreement and Term Loans and Term Loan Commitment under the Parent Facility.

            (b) Any Bank may at any time sell or grant participations in its Subsidiary Commitment, or the obligations owing to or from any Person existing under this Agreement; provided, however, that (i) as between such Bank and the Subsidiary Borrower, the existence of such participations shall not give rise to any direct rights or obligations between the Subsidiary Borrower and the participants; (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations; (iii) the Subsidiary Borrower, the Managing Agents, the Facility Agents and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement; and (iv) no such sale or grant of a participation shall, without the consent of the Subsidiary Borrower, require the Subsidiary Borrower to file a registration statement with the Securities and Exchange Commission or apply to qualify the Subsidiary Commitments with respect to the Subsidiary Borrower or the Subsidiary Loans under the securities laws of any state.

            (c) If an assignment is made by any Bank in accordance with the provisions of paragraph (a) above, upon acceptance and recording by the Administrative Agent, and approval by the Subsidiary Borrower, where applicable, of each Notice of Assignment and Acceptance, (i) the assignee thereunder shall become a party to this Agreement and the Subsidiary Borrower shall release and discharge the assigning Bank from its duties, liabilities or obligations under this Agreement to the extent the same are so assigned and delegated by such Bank, provided that no such consent, release or discharge shall have effect until the Subsidiary Borrower shall have received a fully executed copy of the Notice of Assignment and Acceptance relating to such assignment, and (ii)
Schedule II shall be deemed amended to give effect to such assignment. The Subsidiary Borrower agrees that each such disposition will give rise to a direct obligation of the Subsidiary Borrower to any such assignee.

            (d) The Subsidiary Borrower authorizes each Bank to disclose to any prospective assignee or participant and any assignee or participant any and all financial information in such Bank's possession concerning the Subsidiary Borrower and this

Agreement; provided, however, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information relating to the Subsidiary Borrower received by it from such Bank in accordance with Section 10.11.

            (e) Any Bank which sells or grants participations in any Subsidiary Loans or its Subsidiary Commitment may not grant to the participants the right to vote other than on amendments, consents, waivers, modifications or other actions which change the principal amount of, postpone the scheduled maturity of, or decrease the interest rates applicable to, any Subsidiary Loans under, or increase the amount of, such Subsidiary Commitment (except with respect to participating Affiliates actually controlled by, controlling or under common control with, such Bank); provided, however, that as between the Bank and the Subsidiary Borrower, only the Bank shall be entitled to cast such votes.

            (f) No participant in any Bank's rights or obligations shall be entitled to receive any greater payment under Section 3.5 or 3.7 than such Bank would have been entitled to receive with respect to the rights participated, and no participation shall be sold or granted to any Person as to which the events specified in Section 3.6 have occurred on or before the date of participation.

            (g) The Administrative Agent shall maintain at its address referred to in Section 10.2 a copy of each Notice of Assignment and Acceptance received by it and a register, containing the terms of each Notice of Assignment and Acceptance, for the recordation of the names and addresses of each Bank and the Subsidiary Commitment of each Bank, and principal amount of the Subsidiary Loans owing to each Bank, from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Subsidiary Borrower, the Banks, the Facility Agents and the Managing Agents may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Subsidiary Borrower, any Bank, any Facility Agent or any Managing Agent at any reasonable time and from time to time upon reasonable prior notice.

            10.8. Majority Banks are Third Party Beneficiaries. It is the intention of the parties hereto that no third party shall be deemed to be a third party beneficiary or have any rights under or by virtue of this Agreement except that the Banks under the Parent Facility shall be third party beneficiaries of those provisions of this Agreement pursuant to which they are given the right to vote with respect to certain matters under this Agreement.

            10.9. GOVERNING LAW; SEVERABILITY. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS

OF THE STATE OF NEW YORK. WHEREVER POSSIBLE, EACH PROVISION OF THIS AGREEMENT SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS AGREEMENT SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS AGREEMENT.

            10.10. SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

            (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH SUBSIDIARY BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

            (b) The Subsidiary Borrower irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at its address specified for notices in or pursuant to Section 10.2 hereof, such service to become effective 30 days after such mailing.

            (c) Nothing contained in this Section 10.10 shall affect the right of any Managing Agent, any Facility Agent or any Bank to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Subsidiary Borrower in any other jurisdiction.

            (d) Each of the parties hereto waives any right it may have to trial by jury in any proceeding arising out of this Agreement.

            10.11. Confidentiality. Each Bank, each Managing Agent and each Facility Agent agrees to keep confidential information obtained by it pursuant hereto (or otherwise obtained from the Subsidiary Borrower in connection with this Agreement) confidential in accordance with such Person's customary practices and agrees that it will only use such information in connection with the transactions contemplated by this

Agreement and not disclose any of such information other than (i) to such Person's employees, counsel, representatives and agents who are or are expected to be involved in the evaluation of such information in connection with the transactions contemplated by this Agreement and who in each case agree to be bound by the provisions of this sentence, (ii) to the extent that disclosure by such Person is required, or to the extent that such Person has been advised by counsel that disclosure is required, in order to comply with any law, regulation or judicial order or requested or required by bank regulators or auditors or other Governmental Authority, (iii) to assignees or participants of the Subsidiary Loans or Subsidiary Commitments or potential assignees or participants of the Subsidiary Loans or Subsidiary Commitments who in each case agree in writing to be bound by the provisions of this sentence or (iv) to the extent that such information has otherwise been disclosed or made public other than by such Person, or such Person's employees, counsel, representatives or agents, in violation of this Section 10.11.

            10.12. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

            10.13. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed as of the date first above written.

                              VIACOM INTERNATIONAL INC., as  Subsidiary
                              Borrower



                              By:_________________________________________
                                 Name:
                                 Title:

                              Managing Agents


                              THE BANK OF NEW YORK, as Managing Agent, the Documentation Agent and a Bank



                              By:_________________________________________
                                 Name:
                                 Title:


                              CITIBANK, N.A., as Managing Agent, the
                              Administrative Agent and a Bank



                              By:_________________________________________
                                 Name:
                                 Title:


                              MORGAN GUARANTY TRUST COMPANY OF
                              NEW YORK, as Managing Agent and a Bank



                              By:_________________________________________
                                 Name:
                                 Title:


                              BANK OF AMERICA NT&SA, as Managing
                              Agent, a Syndication Agent and a Bank



                              By:_________________________________________
                                 Name:
                                 Title:

                              THE CHASE MANHATTAN BANK, as Managing
                              Agent and a Bank



                              By:_________________________________________
                                 Name:
                                 Title:

                              Agents

                              BANK OF MONTREAL, CHICAGO BRANCH,
                              as Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              THE BANK OF NOVA SCOTIA, as Agent and a
                              Bank



                              By:_________________________________________
                                 Name:
                                 Title:


                              BANK OF TOKYO-MITSUBISHI TRUST
                              COMPANY, as Agent and a Bank



                              By:_________________________________________
                                 Name:
                                 Title:


                              BARCLAYS BANK PLC, as Agent and a Bank



                              By:_________________________________________
                                 Name:
                                 Title:

                              CANADIAN IMPERIAL BANK OF
                              COMMERCE, as Agent and a Bank



                              By:_________________________________________
                                 Name:
                                 Title:


                              CREDIT LYONNAIS, NEW YORK BRANCH, as
                              Agent and a Bank



                              By:_________________________________________
                                 Name:
                                 Title:


                              THE DAI-ICHI KANGYO BANK LTD., NEW
                              YORK BRANCH, as Agent and a Bank



                              By:_________________________________________
                                 Name:
                                 Title:

                              DEUTSCHE BANK AG, NEW YORK AND/OR
                              CAYMAN ISLANDS BRANCH, as Agent and a
                              Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              By:_________________________________________
                                 Name:
                                 Title:


                              THE FIRST NATIONAL BANK OF CHICAGO,
                              as Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              THE FIRST NATIONAL BANK OF BOSTON, as
                              Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:

                              THE FUJI BANK, LIMITED, as Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              GULF INTERNATIONAL BANK, as Agent and a
                              Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              By:_________________________________________
                                 Name:
                                 Title:


                              THE INDUSTRIAL BANK OF JAPAN, LTD., as
                              Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              LTCB TRUST COMPANY, as Agent and a
                              Bank


                              By:_________________________________________
                                 Name:
                                 Title:

                              MELLON BANK, N.A., as Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              THE MITSUBISHI TRUST AND BANKING
                              CORP, as Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              NATIONSBANK OF TEXAS N.A., as Agent and a
                              Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              ROYAL BANK OF CANADA, as Agent and a
                              Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              THE SAKURA BANK, LTD, as Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:

                              THE SANWA BANK, LTD., as Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              SOCIETE GENERALE, NEW YORK BRANCH,
                              as Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              THE TOKAI BANK, LIMITED, as Agent and as a
                              Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              TORONTO DOMINION (NEW YORK), INC., as
                              Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              UNION BANK, as Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:

                              Co-Agents


                              BANKERS TRUST COMPANY, as Co-Agent and
                              a Bank



                              By:_________________________________________
                                 Name:
                                 Title:


                              CREDIT SUISSE FIRST BOSTON, as Co-Agent
                              and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              By:_________________________________________
                                 Name:
                                 Title:


                              FIRST UNION NATIONAL BANK OF NORTH
                              CAROLINA, as Co-Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:

                              FLEET BANK (f.k.a. NATWEST BANK N.A.),
                              as Co-Agent and a Bank



                              By:_________________________________________
                                 Name:
                                 Title:


                              THE SUMITOMO BANK, LIMITED, NEW
                              YORK BRANCH, as Co-Agent and a Bank



                              By:_________________________________________
                                 Name:
                                 Title:


                              UNION BANK OF SWITZERLAND,
                              NEW YORK BRANCH, as Co-Agent and a Bank



                              By:_________________________________________
                                 Name:
                                 Title:


                              By:_________________________________________
                                 Name:
                                 Title:

                              Banks


                              BANK OF HAWAII, as a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              BANQUE FRANCAISE DU COMMERCE
                              EXTERIEUR, as a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              By:_________________________________________
                                 Name:
                                 Title:


                              BANQUE NATIONALE DE PARIS, as a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              By:_________________________________________
                                 Name:
                                 Title:

                              BANQUE PARIBAS, NEW YORK BRANCH, as
                              Agent and a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              By:_________________________________________
                                 Name:
                                 Title:


                              BAYERISCHE VEREINSBANK AG, as a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              By:_________________________________________
                                 Name:
                                 Title:


                              CAISSE NATIONALE DE CREDIT AGRICOLE,
                              as a Bank


                              By:_________________________________________
                                 Name:
                                 Title:

                              COMPAGNIE FINANCIERE DE CIC ET DE
                              L'UNION EUROPEENE, as a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              By:_________________________________________
                                 Name:
                                 Title:


                              FIRST HAWAIIAN BANK, as a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              HIBERNIA NATIONAL BANK, as a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              LLOYDS BANK,  as a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              By:_________________________________________
                                 Name:
                                 Title:

                              PNC BANK, as a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              RIGGS NATIONAL BANK, as a Bank

                              By:_________________________________________
                                 Name:
                                 Title:


                              THE TOYO TRUST & BANKING CO. LTD., as a
                              Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              VAN KAMPEN AMERICAN CAPITAL PRIME
                              RATE INCOME TRUST, as a Bank


                              By:_________________________________________
                                 Name:
                                 Title:

                              WELLS FARGO BANK, N.A., as a Bank


                              By:_________________________________________
                                 Name:
                                 Title:


                              By:_________________________________________
                                 Name:
                                 Title:


                              THE YASUDA TRUST & BANKING CO., LTD,
                              as a Bank


                              By:_________________________________________
                                 Name:
                                 Title:

                              MERRILL LYNCH SENIOR FLOATING FUND,
                              INC.


                              By:_________________________________________
                                 Name:
                                 Title:

                              Syndications Agents


                              JP MORGAN SECURITIES INC., as a Syndication
                              Agent



                              By:_________________________________________
                                 Name:
                                 Title:


                              BANK OF AMERICA NT&SA, as a
                              Syndication Agent



                              By:_________________________________________
                                 Name:
                                 Title: